As filed with the Securities and Exchange Commission on May 1, 2000.

                                               COMMISSION FILE NO. 33-88420
                                               COMMISSION FILE NO. 811-3462

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
     Post-Effective Amendment No.  9

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
     Amendment No.  43

                                 THE FLEX-FUNDS
               (Exact Name of Registrant as Specified in Charter)

             P.O. BOX 7177, 6000 MEMORIAL DRIVE, DUBLIN, OHIO 43017
                (Address of Principal Executive Offices-Zip Code)

Registrant's Telephone Number, including Area Code:  (614)766-7000


         WESLEY F. HOAG, VICE PRESIDENT - R. MEEDER & ASSOCIATES, INC.
             P.O. BOX 7177, 6000 MEMORIAL DRIVE, DUBLIN, OHIO 43017
                     (Name and Address of Agent for Service)

APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:
     It is proposed that this filing will become effective (check appropriate box).

       -----
      / XXX /   immediately upon filing pursuant to paragraph (b) of Rule 485
       -----
      /     /   on ___________ pursuant to paragraph (b) of Rule 485.
       -----
      /     /   60 days after filing pursuant to paragraph (a)(1).
       -----
      /     /   on ___________ pursuant to paragraph (a)(1).
       -----
      /     /   75 days after filing pursuant to paragraph (a)(2).
       -----
      /     /   on (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

       -----
      /     / This post-effective amendment designates a new effective date for
       -----  a previously filed post-effective amendment.

The Utilities Stock Portfolio has also executed this Registration Statement.

                                 THE FLEX-FUNDS


PROSPECTUS                              MUIRFIELD FUND(R)
APRIL 30, 2000
                                        TOTAL RETURN UTILITIES FUND

                                        HIGHLANDS GROWTH FUND

[LOGOS]                                 DYNAMIC GROWTH FUND

                                        AGGRESSIVE GROWTH FUND

                                        U. S. GOVERNMENT BOND FUND

                                        MONEY MARKET FUND



     The Flex-funds is a family of funds that includes seven no-load mutual funds covering a variety of investment opportunities.

     This Prospectus gives you important information about the funds that you should know before you invest. Please read this Prospectus carefully and keep it handy for future reference.

     The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.



                                 The Flex-funds
                               6000 Memorial Drive
                                Dublin, OH 43017
                         1-800-325-FLEX or 614-766-7074
                           Internet: WWW.FLEXFUNDS.COM

                                    CONTENTS


                                                                     THE FUNDS

A fund by fund look at                 Muirfield Fund(R)                  _____
investment goals, strategies,          Total Return Utilities Fund        _____
risks, expenses and performance        Highlands Growth Fund              _____
                                       Dynamic Growth Fund                _____
                                       Aggressive Growth Fund             _____
                                       U.S. Government Bond Fund          _____
                                       Money Market Fund                  _____

Information on who may want to         Who May Want to Invest             _____
invest and who may not want
to invest

Information about the results of       Results of a $10,000 Investment    _____
a hypothetical $10,000 investment
in the funds versus benchmark indexes

More information about the funds       More Information about the Funds   _____
you should know before investing       Who Manages the Funds?             _____
                                       How is the Trust Organized?        _____
                                       How Does Taxation Affect the
                                         Funds and Their Shareholders?    _____
                                       How to Read the Financial
                                         Highlights Table                 _____


                                                            SHAREHOLDER MANUAL

Information about account              How to Buy Shares                  _____
transactions and services              Distribution Fees                  _____
                                       How to Make Withdrawals
                                         (Redemptions)                    _____
                                       Transaction Policies               _____
                                       Other Shareholder Services         _____


                                                               MORE ABOUT RISK

                                       Investment Practices, Securities
                                         and Related Risks                _____
                                       Risk and Investment Glossary       _____


                                                          FOR MORE INFORMATION

Where to learn more about the funds    Back Cover

                          THE MUIRFIELD FUND(R) - FLMFX

INVESTMENT GOAL

     The fund seeks growth of capital. To pursue this goal, the fund invests all of its assets in a portfolio which invests primarily in other growth mutual funds that are not affiliated with the fund.

MAIN STRATEGIES

     The fund invests all of its assets in the Mutual Fund Portfolio, a master fund having the same investment goal as the fund. See "Each Fund's Investment in a Portfolio" under "More Information About the Funds." The Portfolio pursues its investment goal through asset allocation and mutual fund selection. Normally, at least 65% of the value of the Portfolio's total assets will be invested in mutual funds. The mutual funds in which the Portfolio invests are primarily growth funds investing in common stocks. In the underlying mutual funds, current income will usually be of secondary importance. The adviser overweights mutual fund types that it believes represent above average market potential with below average market risk. The adviser continually evaluates market capitalization (for example, blue chip versus small capitalization) and sector rotation (for example, high tech versus industrial companies) when selecting mutual funds.

     The Portfolio may invest up to 100% of its assets in money market securities and investment grade bonds as a defensive tactic. When invested defensively, the Portfolio could be unable to achieve its investment objective. The Portfolio places a high degree of importance on maintaining and protecting portfolio values from adverse market conditions. The Portfolio strives to avoid losses during high risk market environments and strives to provide attractive returns during low risk markets. When the adviser's evaluation of the stock market indicates that the risks of the stock market are greater than the potential rewards, the Portfolio will reduce or eliminate its position in growth mutual funds in order to attempt to preserve your capital. The Portfolio may also invest in common stocks directly.

     The Portfolio may invest in "traditional" derivatives, such as financial futures contracts and related options as a hedge against changes, resulting from market conditions, in the value of securities held or intended to be held by the Portfolio.

     None of the fund's investment goals are fundamental and may be changed without shareholder approval.

     For more information, see "How Does the Fund Pursue Its Investment Goal?" under "More Information About the Funds."

MAIN RISK FACTORS

     When the Portfolio is invested primarily in growth mutual funds, the value of your investment will fluctuate in response to stock market movements. Because the fund invests primarily in underlying funds, the value of your investment will fluctuate in response to the performance of the underlying funds. In addition, investing through the fund in an underlying portfolio of funds involves additional expenses and tax results that would not arise if you invested directly in the funds that the fund owns. By investing indirectly in underlying funds through the fund, you will bear not only your proportionate share of the fund's expenses (including operating costs and investment advisory, 12b-1 and administrative fees), but also, indirectly, similar expenses and charges of the underlying funds, including any contingent deferred sales charges and redemption charges. Finally, you may receive taxable capital gains distributions to a greater extent than would be the case if you invested directly in the underlying funds. The underlying mutual funds may invest in smaller or newer companies which are more likely to grow as well as suffer more significant losses than larger or more established companies. Investments in such companies can be both more volatile and more speculative. In addition, if the adviser does not accurately predict changing market conditions and other economic factors, the Portfolio's assets might be allocated in a manner that is disadvantageous. As with any mutual fund, loss of money is a risk of investing in the fund. Please read "More About Risk" carefully before investing.

PERFORMANCE

     The bar chart on the left shown below provides some indication of the risks of investing in The Muirfield Fund(R) by showing changes in the fund's performance from year to year over a 10-year period. The table on the right compares the fund's performance with a broad measure of market performance and the returns of an index of funds with similar investment objectives. How the fund has performed in the past is not necessarily an indication of how the fund will perform in the future.

         [Plot points for Edgar format]:

                           YEAR                ANNUAL TOTAL RETURN
                           ----                -------------------
                           1990                       2.33%
                           1991                      29.83%
                           1992                       6.91%
                           1993                       8.11%
                           1994                       2.70%
                           1995                      25.82%
                           1996                       5.99%
                           1997                      18.59%
                           1998                      29.33%
                           1999                      16.43%

     During the 10-year period shown in the bar chart, the highest return for a quarter was 25.45% (quarter ended December 31, 1998) and the lowest return for a quarter was -6.19% (quarter ending September 30, 1990).

Average Annual Total Returns
(for the periods ending
DECEMBER 31, 1999)                PAST ONE YEAR   PAST 5 YEARS   PAST 10 YEARS
------------------                -------------   ------------   -------------
The Muirfield Fund(R)                 16.43%         18.95%         14.15%
The S&P 500 Composite
 Stock Price Index*                   21.04%         28.54%         18.20%
Morningstar's Average Asset
Allocation Fund                        9.40%         15.68%         11.42%

*The S&P 500 Composite Stock Price Index is a widely recognized unmanaged index of common stock prices. The S&P 500 does not take into account the deduction of expenses associated with a mutual fund, such as investment management and accounting fees. One cannot invest directly in an index.

FEES AND EXPENSES OF THE FUND

     The following table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

     There are no sales loads, fees or other charges

          o    to buy fund shares directly from the fund
          o    to reinvest dividends in additional shares
          o to exchange into shares of other funds in the Flex-funds family of funds
          o    or to redeem your shares.

     ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND
     ASSETS)1

               Management Fees                         0.77%
               Distribution (12b-1) Fees2              0.16%
               Other Expenses3                         0.28%
                                                       -----
               Total Annual Fund Operating Expenses    1.21%

     1 This table and the Example below reflect the expenses of the fund and its proportionate share of expenses from its corresponding Portfolio. See "Each Fund's Investment in a Portfolio" under "More Information About the Funds."

     2 "Distribution (12b-1) Fees" are based upon expenses actually incurred by the fund for the year ended December 31, 1999; however, the Fund may incur up to 0.20% in distribution (12b-1) fees.

     3 "Other Expenses" are based upon expenses actually incurred by the fund for the year ended December 31, 1999.

     EXAMPLE

     The example in the table below is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

     Assuming you

               o    invest $10,000 in the fund
               o    redeem your shares at the end of the periods shown below
               o    earn a 5% return each year and
               o    incur the same fund operating expenses shown above,

     your cost of investing in the fund would be:

                1 YEAR           3 YEARS           5 YEARS           10 YEARS
                ------           -------           -------           --------
                $123             $384              $665              $1,466

     Of course, your actual costs may be higher or lower.

                       TOTAL RETURN UTILITIES FUND - FLRUX

INVESTMENT GOAL

     The fund seeks current income and growth of income by investing primarily in equity securities of domestic and foreign public utility companies; however, the fund will not invest in electric utilities that generate power from nuclear reactors. The fund also seeks capital appreciation, but only when consistent with its primary investment objective.

MAIN STRATEGIES

     The fund invests all of its assets in The Utilities Stock Portfolio, a master fund having the same investment goal as the fund. See "Each Fund's Investment in a Portfolio" under "More Information About the Funds." The Portfolio generally invests at least 65% of its total assets in equity securities of domestic or foreign companies that provide electricity, natural gas, water, telecommunications or sanitary services to the public. The remaining 35% of the Portfolio's total assets may be invested in debt securities of public utility companies, or debt or equity securities of other issuers who stand to benefit from developments in the utilities industry.

     The subadviser uses fundamental analysis to identify those securities that it believes provide current income and growth of income. Fundamental analysis involves assessing a company and its business environment, management, balance sheet, income statement, anticipated earnings and dividends, and other related measures of value.

     The Portfolio may invest in "traditional" derivatives, such as financial futures contracts and related options as a hedge against changes, resulting from market conditions, in the value of securities held or intended to be held by the Portfolio.

     None of the fund's investment goals are fundamental and may be changed without shareholder approval.

     For more information, see "How Does the Fund Pursue Its Investment Goal?" under "More Information About the Funds."

MAIN RISK FACTORS

     Utility stocks are subject to interest rate risk - i.e., price fluctuations due to changing interest rates. Rising interest rates can be expected to reduce the fund's net asset value. Because the fund concentrates in the utility industry, its performance is largely dependent on the utility industry's performance, which may differ from that of the overall stock market. Governmental regulation of public utility companies can limit their ability to expand their business or to pass cost increases on to customers. Companies providing power or energy-related services may also be affected by fuel shortages or cost increases, environmental protection or energy conservation regulations, as well as fluctuating demand for their services. Investments in securities of foreign companies involve additional risks relating to political and economic developments abroad, including currency fluctuations. As with any mutual fund, loss of money is a risk of investing in the fund. Please read "More About Risk" carefully before investing.

PERFORMANCE

     The bar chart below provides some indication of the risks of investing in the Total Return Utilities Fund by showing changes in the fund's performance from year to year over a four year period. The table below compares the fund's performance with a broad measure of market performance and the returns of an index of funds with similar investment objectives. How the fund has performed in the past is not necessarily an indication of how the fund will perform in the future.

     [Plot points for Edgar format]:

                           YEAR              ANNUAL TOTAL RETURN
                           1996                      13.33%
                           1997                      28.68%
                           1998                       8.77%
                           1999                      20.01%

     During the period shown in the bar chart, the highest return for a quarter was 13.53% (quarter ending December 31, 1998), and the lowest return for a quarter was -10.29% (quarter ending September 30, 1998).

Average Annual Total Returns
(for the periods ending
DECEMBER 31, 1999)                  PAST ONE YEAR      SINCE INCEPTION (6/21/95)
------------------                  -------------      -------------------------
Total Return Utilities Fund             20.01%                 18.89%
S&P 500 Composite Stock
Price Index1                            21.04%                 28.61%
Morningstar's Average
Utilities Fund                          15.13%                 19.52%

1 The S&P 500 Composite Stock Price Index is a widely recognized unmanaged index of common stock prices. The S&P 500 does not take into account the deduction of expenses associated with a mutual fund, such as investment management and accounting fees. One cannot invest directly in an index.

FEES AND EXPENSES OF THE FUND

     The following table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

     There are no sales loads, fees or other charges

               o    to buy fund shares directly from the fund
               o    to reinvest dividends in additional shares
               o to exchange into shares of other funds in the Flex-funds family of funds
               o    or to redeem your shares.

     ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND
     ASSETS)1

               Management Fees                         1.00%
               Distribution (12b-1) Fees               0.25%
               Other Expenses2                         0.74%
                                                       -----
               Total Annual Fund Operating Expenses    1.99%
               Expense Reimbursement3                 -0.19%
                                                       -----
               Net Expenses                            1.80%

     1 This table and the Example below reflect the expenses of the fund and its proportionate share of expenses from its corresponding Portfolio. See "Each Fund's Investment in a Portfolio" under "More Information About the Funds."

     2 "Other Expenses" are based upon expenses actually incurred by the fund for the year ended December 31, 1999.

     3 The adviser has agreed to reduce its fees and/or absorb expenses to limit the fund's total annual operating expenses to 1.80%. The adviser may terminate this agreement after April 30, 2001.

     EXAMPLE

     The example in the table below is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

     Assuming you

               o    invest $10,000 in the fund
               o    redeem your shares at the end of the periods shown below
               o    earn a 5% return each year and
               o    incur the same fund operating expenses shown above,

          your cost of investing in the fund would be:

                1 YEAR           3 YEARS           5 YEARS           10 YEARS
                ------           -------           -------           --------
                $183             $606              $1,055            $2,301

          Of course, your actual costs may be higher or lower.

                         HIGHLANDS GROWTH FUND - FLCGX

INVESTMENT GOAL

     The fund seeks growth of capital. To pursue this goal, the fund invests in a diversified portfolio of domestic common stocks with greater than average growth characteristics selected primarily from the Standard & Poor's 500 Composite Stock Price Index (S&P 500). Current income is not a primary objective.

MAIN STRATEGIES

     The fund invests all of its assets in the Growth Stock Portfolio, a master fund having the same investment goal as the fund. See "Each Fund's Investment in a Portfolio" under "More Information About the Funds." Normally, at least 80% of the Portfolio's total assets will be invested in domestic common stocks and at least 65% of the Portfolio's total assets will be invested in growth stocks. At least 70% of the Portfolio's assets invested in common stocks will be invested in S&P 500 stocks.

     The Portfolio consists of investment portfolios representing each of the industry sectors comprising the S&P 500: utilities, transportation, capital goods, consumer durables, consumer non-durables, energy, materials and services, finance, technology and health. The Portfolio's assets will be allocated to each of these industry sectors in approximately the same proportion as these industry sectors are represented in the S&P 500 on a market-capitalization weighted basis.

     The assets of the Portfolio representing each of these industry sectors are managed by one or more separate investment advisers.

     The Portfolio may invest in "traditional" derivatives, such as financial futures contracts and related options as a hedge against changes, resulting from market conditions, in the value of securities held or intended to be held by the Portfolio.

     None of the fund's investment goals are fundamental and may be changed without shareholder approval.

     For more information, see "How Does the Fund Pursue Its Investment Goal?" under "More Information About the Funds."

MAIN RISK FACTORS

     The value of your investment will fluctuate in response to stock market movements. To the extent that the fund invests in higher risk securities, it encounters additional risks that could adversely affect its performance. The use of several sector advisers or the replacement of a sector adviser may increase the Portfolio's turnover, gains or losses, and brokerage commissions. As with any mutual fund, loss of money is a risk of investing in this fund. Please read "More About Risk" carefully before investing.

PERFORMANCE

     The bar chart on the left below provides some indication of the risks of investing in the Highlands Growth Fund by showing changes in the fund's performance from year to year over a 10-year period. The table on the right compares the fund's performance with a broad measure of market performance and the returns of an index of funds with similar investment objectives. How the fund has performed in the past is not necessarily an indication of how the fund will perform in the future.

          [Plot points for Edgar format]:

                           YEAR               ANNUAL TOTAL RETURN
                           ----               -------------------
                           1990                       4.31%
                           1991                      21.46%
                           1992                       6.35%
                           1993                       7.21%
                           1994                      -0.69%
                           1995                      24.61%
                           1996                       9.08%
                           1997*                     29.28%
                           1998*                     23.67%
                           1999*                     21.16%

     * The fund changed its investment objective and strategies on January 1, 1997. The annual total return reflects the results of the change in investment objective and strategies.

     During the 10 year period shown in the bar chart, the highest return for a quarter was 19.82% (quarter ending December 31, 1998), and the lowest return for a quarter was -10.99% (quarter ending September 30, 1998).


Average Annual Total Returns
(for the periods ending
DECEMBER 31, 1999)                  PAST ONE YEAR   PAST 5 YEARS   PAST 10 YEARS
------------------                  -------------   ------------   -------------

The Highlands Growth Fund               21.16%         21.37%         14.21%
The S&P 500 Composite Stock
Price Index*                            21.04%         28.54%         18.20%
Morningstar's Average Growth
Mutual Fund                             29.92%         24.44%         16.75%

*The S&P 500 Composite Stock Price Index is a widely recognized unmanaged index of common stock prices. The S&P 500 does not take into account the deduction of expenses associated with a mutual fund, such as investment management and accounting fees. One cannot invest directly in an index.

FEES AND EXPENSES OF THE FUND

     The following table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

     There are no sales loads, fees or other charges

               o    to buy fund shares directly from the fund
               o    to reinvest dividends in additional shares
               o to exchange into shares of other funds in the Flex-funds family of funds
               o    or to redeem your shares.

     ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND
     ASSETS)1

                Management Fees                        0.96%
                Distribution (12b-1) Fees2             0.15%
                Other Expenses3                        0.45%
                                                       -----
                Total Annual Fund Operating Expenses   1.56%

     1 This table and the Example below reflect the expenses of the fund and its proportionate share of expenses from its corresponding Portfolio. See "Each Fund's Investment in a Portfolio" under "More Information About the Funds."

     2 "Distribution (12b-1) Fees" are based upon expenses actually incurred by the fund for the year ended December 31, 1999; however, the Fund may incur up to 0.20% in distribution (12b-1) fees.

     3 "Other Expenses" are based upon expenses actually incurred by the fund for the year ended December 31, 1999.

     EXAMPLE

     The example in the table below is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

     Assuming you

               o    invest $10,000 in the fund
               o    redeem your shares at the end of the periods shown below
               o    earn a 5% return each year and
               o    incur the same fund operating expenses shown above,

     your cost of investing in the fund would be:

              1 YEAR           3 YEARS           5 YEARS           10 YEARS
              ------           -------           -------           --------
              $159             $493              $850              $1,856

     Of course, your actual costs may be higher or lower.

                         THE DYNAMIC GROWTH FUND - FLDGX

INVESTMENT GOAL

     The fund seeks growth of capital. To pursue this goal, the fund invests all of its assets in a portfolio which invests primarily in other mutual funds that are not affiliated with the fund.

MAIN STRATEGIES

     The fund invests all of its assets in the Growth Mutual Fund Portfolio, a master fund having the same investment goal as the fund. See "The Fund's Investment in a Portfolio" under "More Information About the Fund." The portfolio is a "fund of funds" that pursues its investment goal by investing primarily in open-end or closed-end investment companies (the "underlying funds"). The underlying funds in which the portfolio invests seek primarily capital growth or appreciation, without regard to current income, by investing in common stock or securities convertible into or exchangeable for common stock (such as convertible preferred stock, convertible debentures or warrants). The adviser overweights mutual fund types that it believes represent above average market potential. The adviser continually evaluates market capitalization (for example, blue chip versus small capitalization) and sector rotation (for example, high tech versus industrial companies) when selecting mutual funds. Except when it may be necessary to accumulate cash in order to satisfy minimum purchase requirements of the underlying funds or to meet anticipated redemptions, the portfolio normally will be fully invested in underlying funds.

     The portfolio may invest in common stocks directly.

     The portfolio may invest in unit investment trusts, which are investment vehicles that purchase a fixed portfolio of securities.

     The portfolio may invest up to 100% of its assets directly in, or in underlying funds investing in, future contracts and options on futures contracts.

     Under normal circumstances, the underlying funds in which the Growth Mutual Fund Portfolio invests may incur less risk and volatility than those in which the Aggressive Growth Mutual Fund Portfolio invests. For example, they may trade their portfolios less actively and/or invest in companies whose securities are subject to less erratic movements. Under normal conditions, the underlying funds in which the Growth Mutual Fund Portfolio invests will be likely to own a lower percentage of smaller or newer companies than those in which the Aggressive Growth Mutual Fund Portfolio invests. In addition, under normal circumstances, the underlying funds in which the Growth Mutual Fund Portfolio invests will be less likely to use leverage than those in which the Aggressive Growth Mutual Fund Portfolio invests. Furthermore, under normal circumstances, the Growth Mutual Fund Portfolio will be more likely to be invested in more sectors of the economy than the Aggressive Growth Mutual Fund Portfolio. Although the portfolios may invest in shares of the same underlying fund, the percentage of each portfolio's assets so invested may vary, and the adviser will determine that such investments are consistent with the investment objectives and policies of each portfolio.

     None of the fund's investment goals are fundamental and may be changed without shareholder approval.

     For more information, see "How Does the Fund Pursue Its Investment Goal?" under "More Information About the Fund."

MAIN RISK FACTORS

     When the portfolio is invested in underlying funds that own stocks, the value of your investment in the fund will fluctuate in response to stock market movements.

     The underlying funds may invest in smaller or newer companies, which are more likely to grow, as well as suffer more significant losses, than larger or more established companies. Investments in such companies can be both more volatile and more speculative.

     The underlying funds may invest in aggressive growth stocks, which may be more expensive relative to their earnings or assets compared to value or other stocks. The prices of aggressive growth stocks are based largely on projections of the issuer's future earnings and revenues. If a company's earnings or revenues fall short of expectations, its stock price may fall dramatically.

     The underlying funds may invest in technology companies. The technology sector has historically been more volatile due to the rapid pace of product change and development within the sector. The stock prices of companies operating within this sector may be subject to abrupt or erratic movements.

     When the portfolio invests in underlying funds that use margin, leverage, short sales and other forms of financial derivatives, such as options and futures, an investment in the fund may be more volatile than investments in other mutual funds.

     Because the fund invests primarily in underlying funds, the value of your investment will fluctuate in response to the performance of the underlying funds. In addition, investing through the fund in an underlying portfolio of funds involves additional expenses and tax results that would not arise if you invested directly in the funds that the fund owns. By investing indirectly in underlying funds through the fund, you will bear not only your proportionate share of the fund's expenses (including operating costs and investment advisory, 12b-1 and administrative fees), but also, indirectly, similar expenses and charges of the underlying funds, including any contingent deferred sales charges and redemption charges. Finally, you may receive taxable capital gains distributions to a greater extent than would be the case if you invested directly in the underlying funds.

     As with any mutual fund, loss of money is a risk of investing in the fund. Please read "More About Risk" carefully before investing.

PERFORMANCE

     Performance history will be available for the fund after it has been in operation for one calendar year. The fund commenced operation on February 28, 2000.

FEES AND EXPENSES OF THE FUND

     The following table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

     There are no sales loads, fees or other charges

               o    to buy fund shares directly from the fund
               o    to reinvest dividends in additional shares
               o to exchange into shares of other funds in the Flex-funds family of funds
               o    or to redeem your shares.

     ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND
     ASSETS)1

               Management Fees                         0.75%
               Distribution (12b-1) Fees               0.25%
               Other Expenses2                         0.48%
                                                       -----
               Total Annual Fund Operating Expenses    1.48%
               Expense Reimbursement3                - 0.23%
                                                       -----
               Net Expenses                            1.25%

     1 This table and the Example below reflect the expenses of the fund and its proportionate share of expenses from its corresponding portfolio. See "The Fund's Investment in the Portfolio" under "More Information About the Fund."

     2 "Other Expenses" are based upon estimated amounts for the current fiscal year.

     3 The adviser has agreed to waive its fees and/or absorb expenses to limit the fund's total annual operating expenses to 1.25%. The adviser may terminate this agreement after April 30, 2001.

     EXAMPLE

     The example in the table below is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

     Assuming you

               o    invest $10,000 in the fund
               o    redeem your shares at the end of the periods shown below
               o    earn a 5% return each year and
               o    incur the same fund operating expenses shown above,

     your cost of investing in the fund would be:

               1 YEAR           3 YEARS
               ------           -------
               $127             $445

     Of course, your actual costs may be higher or lower.

                       THE AGGRESSIVE GROWTH FUND - FLAGX

INVESTMENT GOAL

     The fund seeks growth of capital. To pursue this goal, the fund invests all of its assets in a portfolio which invests primarily in other mutual funds that are not affiliated with the fund.

MAIN STRATEGIES

     The fund invests all of its assets in the Aggressive Growth Mutual Fund Portfolio, a master fund having the same investment goal as the fund. See "The Fund's Investment in a Portfolio" under "More Information About the Fund." The portfolio pursues its investment goal by investing primarily in open-end or closed-end investment companies (the "underlying funds"). The underlying funds in which the portfolio invests seek primarily capital growth or appreciation, without regard to current income, by investing in common stock or securities convertible into or exchangeable for common stock (such as convertible preferred stock, convertible debentures or warrants). The adviser overweights mutual fund types that it believes represent above average market potential. The adviser continually evaluates market capitalization (for example, blue chip versus small capitalization) and sector rotation (for example, high tech versus industrial companies) when selecting mutual funds. Except when it may be necessary to accumulate cash in order to satisfy minimum purchase requirements of the underlying funds or to meet anticipated redemptions, the portfolio normally will maintain its assets invested in underlying funds.

     The portfolio may invest in common stocks directly.

     The portfolio may invest in unit investment trusts, which are investment vehicles that purchase a fixed portfolio of securities.

     The portfolio may invest up to 100% of its assets directly in, or in underlying funds investing in, future contracts and options on futures contracts.

     The underlying funds in which the Aggressive Growth Mutual Fund Portfolio invests may incur more risk and volatility than those in which the Growth Mutual Fund Portfolio invests. For example, they may trade their portfolios more actively (which results in higher brokerage commissions and increased realization of taxable gains) and/or invest in companies whose securities are subject to more erratic movements. Under normal conditions, the underlying funds in which the Aggressive Growth Mutual Fund Portfolio invests will be likely to own a higher percentage of smaller or newer companies than those in which the Growth Mutual Fund Portfolio invests. In addition, under normal circumstances, the underlying funds in which the Aggressive Growth Mutual Fund Portfolio invests will be more likely to use leverage than those in which the Growth Mutual Fund Portfolio invests. Furthermore, under normal circumstances, the Aggressive Growth Mutual Fund Portfolio will be more likely to be invested in fewer sectors of the economy than the Growth Mutual Fund Portfolio. Although the portfolios may invest in shares of the same underlying fund, the percentage of each portfolio's assets so invested may vary, and the adviser will determine that such investments are consistent with the investment objectives and policies of each portfolio.

     None of the fund's investment goals are fundamental and may be changed without shareholder approval.

     For more information, see "How Does the Fund Pursue Its Investment Goal?" under "More Information About the Fund."

     MAIN RISK FACTORS

     The adviser uses an aggressive growth strategy in choosing the fund's investments. As a result, an investment in the fund involves a greater degree of risk, and its share price may be more volatile, than an investment in a conservative equity fund or a growth fund invested entirely in proven growth stocks.

     When the portfolio is invested in underlying funds that own stocks, the value of your investment in the fund will fluctuate in response to stock market movements.

     The underlying funds may invest in smaller or newer companies, which are more likely to grow, as well as suffer more significant losses, than larger or more established companies. Investments in such companies can be both more volatile and more speculative.

     The underlying funds may invest in aggressive growth stocks, which may be more expensive relative to their earnings or assets compared to value or other stocks. The prices of aggressive growth stocks are based largely on projections of the issuer's future earnings and revenues. If a company's earnings or revenues fall short of expectations, its stock price may fall dramatically.

     The underlying funds may invest in technology companies. The technology sector has historically been more volatile due to the rapid pace of product change and development within the sector. The stock prices of companies operating within this sector may be subject to abrupt or erratic movements.

     When the portfolio invests in underlying funds that use margin, leverage, short sales and other forms of financial derivatives, such as options and futures, an investment in the fund may be more volatile than investments in other mutual funds.

     Because the fund invests primarily in underlying funds, the value of your investment will fluctuate in response to the performance of the underlying funds. In addition, investing through the fund in an underlying portfolio of funds involves additional expenses and tax results that would not arise if you invested directly in the funds that the fund owns. By investing indirectly in underlying funds through the fund, you will bear not only your proportionate share of the fund's expenses (including operating costs and investment advisory, 12b-1 and administrative fees), but also, indirectly, similar expenses and charges of the underlying funds, including any contingent deferred sales charges and redemption charges. Finally, you may receive taxable capital gains distributions to a greater extent than would be the case if you invested directly in the underlying funds.

     As with any mutual fund, loss of money is a risk of investing in the fund. Please read "More About Risk" carefully before investing.

PERFORMANCE

     Performance history will be available for the fund after it has been in operation for one calendar year. The fund commenced operation on February 28, 2000.

FEES AND EXPENSES OF THE FUND

     The following table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

     There are no sales loads, fees or other charges

               o    to buy fund shares directly from the fund
               o    to reinvest dividends in additional shares
               o to exchange into shares of other funds in the Flex-funds family of funds
               o    or to redeem your shares.

     ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND
     ASSETS)1

                Management Fees                        0.75%
                Distribution (12b-1) Fees              0.25%
                Other Expenses2                        0.48%
                                                       -----
                Total Annual Fund Operating Expenses   1.48%
                Expense Reimbursement3               - 0.23%
                                                       -----
                Net Expenses                           1.25%

     1 This table and the Example below reflect the expenses of the fund and its proportionate share of expenses from its corresponding portfolio. See "The Fund's Investment in the Portfolio" under "More Information About the Fund."

     2 "Other Expenses" are based upon estimated amounts for the current fiscal year.

     3 The adviser has agreed to waive its fees and/or absorb expenses to limit the fund's total annual operating expenses to 1.25%. The adviser may terminate this agreement after April 30, 2001.

     EXAMPLE

     The example in the table below is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

     Assuming you

               o    invest $10,000 in the fund
               o    redeem your shares at the end of the periods shown below
               o    earn a 5% return each year and
               o    incur the same fund operating expenses shown above,

     your cost of investing in the fund would be:

               1 YEAR           3 YEARS
               ------           -------
               $127             $445

     Of course, your actual costs may be higher or lower.

                        U.S. GOVERNMENT BOND FUND - FLXBX

INVESTMENT GOAL

     The fund seeks to maximize current income through investment in:

               o securities which are issued, or guaranteed as to principal and interest, by the U.S. government or any of its agencies or instrumentalities and

               o repurchase agreements involving these U.S. government securities

MAIN STRATEGIES

     The fund invests all of its assets in The Bond Portfolio, a master fund having the same investment goal as the fund. See "Each Fund's Investment in a Portfolio" under "More Information About the Funds." Normally, the Portfolio invests at least 65% of the value of its assets in U.S. government debt securities. The Portfolio may invest in U.S. Treasuries; agency securities such as Ginnie Maes, Sally Maes, Fanny Maes and Freddie Macs; and repurchase agreements involving these securities.

     The Portfolio may invest in U.S. government securities having any maturity. Normally, the Portfolio will invest in 10 year U.S. government securities if the adviser believes the risk/reward relationship of the bond market is positive. The Portfolio will invest in short-term U.S. government securities or money market securities when the adviser believes the risk/reward relationship of the bond market is negative. If the adviser believes that long-term interest rates are significantly greater than inflation, the Portfolio may invest in U.S. government securities with maturities as long as 30 years.

     When analyzing the market for U.S. government securities, the adviser monitors the following indicators:

               o momentum - the trend of U.S. government securities prices compared to moving averages

               o real interest rates - the 10-year Treasury bond yield compared to the rate of inflation

               o yield spread - the 10-year Treasury bond yield as compared to the 90-day Treasury bill yield

     The Portfolio may invest in "traditional" derivatives, such as financial futures contracts and related options as a hedge against changes, resulting from market conditions, in the value of securities held or intended to be held by the Portfolio.

     None of the fund's investment goals are fundamental and may be changed without shareholder approval.

     For more information, see "How Does the Fund Pursue Its Investment Goal?" under "More Information About the Funds."

MAIN RISK FACTORS

     As with most bond funds, the value of your investment will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the market value of debt securities (including U.S. government securities). These and other risks of investing in the fund are set forth in "More About Risk." Other factors may affect the market price and yield of the fund's securities, including investor demand and domestic and worldwide economic conditions. As with any mutual fund, loss of money is a risk of investing in the fund.

PERFORMANCE

     The bar chart below provides some indication of the risks of investing in the U.S. Government Bond Fund by showing changes in the fund's performance from year to year over a 10-year period. The table below compares the fund's performance with a broad measure of market performance and the returns of an index of funds with similar investment objectives. How the fund has performed in the past is not necessarily an indication of how the fund will perform in the future.

          [Plot points for Edgar format]:

                           YEAR               ANNUAL TOTAL RETURN
                           ----               -------------------
                           1990                       8.35%
                           1991                      15.30%
                           1992                       3.26%
                           1993                       8.22%
                           1994                      -0.99%
                           1995                      18.32%
                           1996                       0.15%
                           1997                       7.70%
                           1998                       9.62%
                           1999                       0.35%

     During the 10-year period shown in the bar chart, the highest return for a quarter was 7.60% (quarter ended June 30, 1995) and the lowest return for a quarter was -4.05% (quarter ending March 31, 1992).

Average Annual Total Returns
(for the periods ending
DECEMBER 31, 1999)                  PAST ONE YEAR   PAST 5 YEARS   PAST 10 YEARS
------------------                  -------------   ------------   -------------
U.S. Government Bond Fund                0.35%         7.03%           6.86%
The Lehman Brothers Intermediate
Government Bond Index*                   0.39%         7.09%           8.37%
Morningstar's Average General
Government Bond Fund                    -1.31%         6.17%           6.46%

*The Lehman Brothers Intermediate Government Bond Index is an unmanaged index of fixed-rate bonds issued by the U.S. government and its agencies that are rated investment grade or higher and have one to ten years remaining until maturity and at least $100 million outstanding. The Lehman Brothers Intermediate Government Bond Index does not take into account the deduction of expenses associated with a mutual fund, such as investment management and accounting fees. One cannot invest directly in an index.

FEES AND EXPENSES OF THE FUND

     The following table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

     There are no sales loads, fees or other charges

               o    to buy fund shares directly from the fund
               o    to reinvest dividends in additional shares
               o to exchange into shares of other funds in the Flex-funds family of funds
               o    or to redeem your shares.

     ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND
     ASSETS)1

               Management Fees                         0.40%
               Distribution (12b-1) Fees               0.20%
               Other Expenses2                         0.58%
                                                       -----
               Total Annual Fund Operating Expenses    1.18%
               Fee Waiver and Expense
                  Reimbursement3                      -0.18%
                                                       -----
               Net Expenses                            1.00%

     1 This table and the Example below reflect the expenses of the fund and its proportionate share of expenses from its corresponding Portfolio. See "Each Fund's Investment in a Portfolio" under "More Information About the Funds."

     2 "Other Expenses" are based upon expenses actually incurred by the fund for the year ended December 31, 1999.

     3 The adviser has agreed to reduce its fees and/or absorb expenses to limit the fund's total annual operating expenses to 1.00%. The adviser may terminate this agreement after April 30, 2001.

     EXAMPLE

     The example in the table below is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

     Assuming you

               o    invest $10,000 in the fund
               o    redeem your shares at the end of the periods shown below
               o    earn a 5% return each year and
               o    incur the same fund operating expenses shown above,

     your cost of investing in the fund would be:

               1 YEAR           3 YEARS           5 YEARS           10 YEARS
               ------           -------           -------           --------
               $102             $357              $632              $1,416

     Of course, your actual costs may be higher or lower.

                            MONEY MARKET FUND - FFMXX

INVESTMENT GOAL

     The fund seeks to provide current income while maintaining a stable share price of $1.00. To pursue this goal, the fund invests primarily in high-quality, short-term money market instruments, such as securities backed by the full faith and credit of the U.S. government, securities issued by U.S. government agencies, or obligations issued by corporations and financial institutions.

MAIN STRATEGIES

     The fund invests all of its assets in The Money Market Portfolio, a master fund having the same investment goal as the fund. See "Each Fund's Investment in a Portfolio" under "More Information about the Funds." The Portfolio, like all money funds, follows SEC guidelines on the quality, maturity and diversification of its investments. These guidelines are designed to help reduce a money fund's risks so that it is more likely to keep its share price at $1.00.

               o The Portfolio only buys securities that the adviser determines present minimal credit risks and that are rated in one of the top two short-term rating categories or that are comparable unrated securities in the adviser's opinion.

               o The Portfolio only buys securities with remaining maturities of 397 calendar days or less and maintains a dollar-weighted average portfolio maturity of 90 days or less.

               o Generally, the Portfolio may not invest more than 5% of its total assets in the securities of a single issuer, other than in U.S. government securities.

               o Generally, the adviser will attempt to purchase securities with longer maturities when it believes interest rates are falling and will attempt to purchase securities with shorter maturities when it believes interest rates are rising.

     The Portfolio will limit its purchases to U.S. government securities and securities of its agencies and instrumentalities, bank obligations and instruments secured thereby, high quality commercial paper, high grade corporate obligations, funding agreements and repurchase agreements.

     None of the fund's investment goals are fundamental and may be changed without shareholder approval.

     For more information, see "How Does the Fund Pursue Its Investment Goal?" under "More Information About the Funds."

MAIN RISK FACTORS

     The fund is subject to income risk, which is the possibility that the fund's dividends or income will decline because of falling interest rates. The fund is subject, to a limited extent, to credit risk which is the possibility that the issuer of a security owned by the fund will be unable to repay interest and principal in a timely manner.

     An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund. Please read "More About Risk" carefully before investing.

PERFORMANCE

     The bar chart below provides some indication of the risks of investing in the Money Market Fund by showing changes in the fund's performance from year to year over a 10-year period. The table below compares the fund's performance with the returns of an index of funds with similar investment objectives. How the fund has performed in the past is not necessarily an indication of how the fund will perform in the future.

     [Plot points for Edgar format]:

                           YEAR               ANNUAL TOTAL RETURN
                           ----               -------------------
                           1990                      8.21%
                           1991                      6.12%
                           1992                      3.70%
                           1993                      2.98%
                           1994                      4.10%
                           1995                      5.85%
                           1996                      5.27%
                           1997                      5.38%
                           1998                      5.31%
                           1999                      4.96%

     During the 10-year period shown in the bar chart, the highest return for a quarter was 2.02% (quarter ended June 30, 1990) and the lowest return for a quarter was 0.71% (quarter ending June 30, 1993).

     The fund's seven-day simple yield ended on December 31, 1999 was 5.49% and the seven-day compound yield ended December 31, 1999 was 5.63%. To request the fund's current seven-day yield, please call 1-800-325-FLEX or 614-760-2159.

Average Annual Total Returns
(for the periods ending
DECEMBER 31, 1999)                  PAST ONE YEAR   PAST 5 YEARS   PAST 10 YEARS
------------------                  -------------   ------------   -------------
Money Market Fund                       4.96%          5.36%           5.18%
Lipper's Average General Purpose
Money Market Fund                       4.49%          4.95%           4.79%

FEES AND EXPENSES OF THE FUND

     The following table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

     There are no sales loads, fees or other charges

               o    to buy fund shares directly from the fund
               o    to reinvest dividends in additional shares
               o to exchange into shares of other funds in the Flex-funds family of funds
               o    or to redeem your shares.

     ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND
     ASSETS)1

               Management Fees                         0.26%
               Distribution (12b-1) Fees2              0.08%
               Other Expenses3                         0.20%
                                                       -----
               Total Annual Fund Operating Expenses    0.54%
               Fee Waiver and Expense
                 Reimbursement4                       -0.13%
                                                       -----
               Net Expenses                            0.41%

     1 This table and the Example below reflect the expenses of the fund and its proportionate share of expenses from its corresponding Portfolio. See "Each Fund's Investment in a Portfolio" under "More Information About the Funds."

     2 "Distribution (12b-1) Fees" are based upon expenses actually incurred by the fund for the year ended December 31, 1999; however, the Fund may incur up to 0.20% in distribution (12b-1) fees.

     3 "Other Expenses" are based upon expenses actually incurred by the fund for the year ended December 31, 1999.

     4 Reflects the adviser's agreement to reduce its fees and/or absorb expenses to the extent necessary to achieve an effective yield for the fund that will rank in the top 10% of yields for all general purpose money market funds in 1999. The adviser may terminate this agreement after April 30, 2001.

     EXAMPLE

     The example in the table below is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

     Assuming you

               o    invest $10,000 in the fund
               o    redeem your shares at the end of the periods shown below
               o    earn a 5% return each year and
               o    incur the same fund operating expenses shown above,

     your cost of investing in the fund would be:

               1 YEAR           3 YEARS           5 YEARS           10 YEARS
               ------           -------           -------           --------
               $42              $160              $289              $665

     Of course, your actual costs may be higher or lower.

                             WHO MAY WANT TO INVEST

MUIRFIELD FUND(R)

     The fund may be appropriate if you:

     o are seeking long-term growth potential but are concerned about moderating the risks associated with being invested in stocks at all times

     o    are seeking to diversify your portfolio

     o    are investing with a long-term horizon

     The fund may not be appropriate if you:

     o    are investing to meet short-term financial goals

     o    are seeking to be invested in the stock market at all times

     o are seeking to maximize returns from an aggressive growth strategy that is invested in stocks at all times


TOTAL RETURN UTILITIES FUND

     The fund may be appropriate if you:

     o are seeking a more conservative, income-oriented equity investment or are looking to supplement your core equity holdings

     o    are a socially responsible investor

     The fund may not be appropriate if you:

     o    are seeking a short-term investment vehicle

     o    desire an investment that is diversified over several market sectors


HIGHLANDS GROWTH FUND

     The fund may be appropriate if you:

     o    are seeking long-term growth potential

     o are seeking a fund for the growth portion of an asset allocation portfolio

     o    are more comfortable with a focus on established, well-known companies

     o    are seeking to diversify your portfolio

     o are willing to accept higher short-term risk along with potentially higher long-term returns

     The fund may not be appropriate if you:

     o are unwilling to accept an investment that will go up and down in value

     o    are investing to meet short-term financial goals


THE DYNAMIC GROWTH FUND

     The fund may be appropriate if you:

     o    are seeking long-term growth potential

     o    are seeking to be invested in the stock market at all times

     o    are seeking to diversify your portfolio

     o    are investing with a long-term horizon

     The fund may not be appropriate if you:

     o    are investing to meet short-term financial goals

     o are unwilling to accept an investment that will go up and down in value

THE AGGRESSIVE GROWTH FUND

     The fund may be appropriate if you:

     o    are seeking long-term growth potential

     o are seeking to maximize returns from an aggressive growth strategy that is invested in the stock market at all times

     o    are seeking to diversify your portfolio

     o    are investing with a long-term horizon

     The fund may not be appropriate if you:

     o    are investing to meet short-term financial goals

     o are unwilling to accept an investment that will go up and down in value


U.S. GOVERNMENT BOND FUND

     The fund may be appropriate if you:

     o    are seeking a regular stream of income

     o have common stock holdings and want a bond investment in order to diversify your portfolio

     o are seeking higher potential returns than money market investments provide and are willing to accept moderate risk of volatility

     o    have retired or are about to retire

     The fund may not be appropriate if you:

     o    require maximum stability of principal

     o    are investing for a maximum return over a long-term horizon


MONEY MARKET FUND

     The fund may be appropriate if you:

     o like to earn income at current money market rates while preserving the value of your investment

     o    are looking for a short-term component of an asset allocation program

     o    characterize your investment outlook as "very conservative"

     o want to be able to move your money into stock or bond investments quickly and without penalty

     The fund may not be appropriate if you:

     o    are investing for maximum return over a long-term horizon

                         RESULTS OF A $10,000 INVESTMENT

                   THE MUIRFIELD FUND(R) VS. BENCHMARK INDEXES

AVERAGE ANNUAL TOTAL RETURNS
AS OF 12/31/99

1 YEAR                         16.43%
5 YEARS                        18.95%
10 YEARS                       14.15%
SINCE INCEPTION (8/10/88)      14.22%


[Plot Points for EDGAR]:
                                                         Morningstar's
                                                         Average Asset
 The Muirfield Fund(R)          S&P 500                Allocation Fund Index
YEAR     DOLLAR AMOUNT     YEAR    DOLLAR AMOUNT     YEAR     DOLLAR AMOUNT
----     -------------     ----    -------------     ----     -------------
1989     $10,000           1989     $10,000          1989     $10,000
1990     $10,233           1990     $ 9,688          1990     $10,109
1991     $13,285           1991     $12,642          1991     $12,417
1992     $14,203           1992     $13,605          1992     $13,462
1993     $15,354           1993     $14,973          1993     $15,035
1994     $15,769           1994     $15,170          1994     $14,838
1995     $19,840           1995     $20,863          1995     $18,388
1996     $21,029           1996     $25,651          1996     $20,684
1997     $24,939           1997     $34,206          1997     $24,181
1998     $32,252           1998     $43,981          1998     $26,883
1999     $37,550           1999     $53,234          1999     $29,205

The chart compares The Muirfield Fund(R)'s shares to benchmark indexes. It is intended to give you a general idea of how the Fund performed compared to these benchmarks over the period 1/1/90 -12/31/99. It is important to understand differences between your Fund and these indexes. An index measures performance of a hypothetical portfolio.

A market index such as the S&P 500 Composite Stock Price Index is not managed, incurring no sales charges, expenses, or fees. If you could buy all the securities that make up a market index, you would incur expenses that would affect your investment's return. An index of funds such as the Morningstar's Average Asset Allocation Fund Index includes a number of mutual funds grouped by investment objective. Each of those funds interprets that objective differently, and each employs a different management style and investment strategy.

For a description of indexes referred to on this page, please refer to "Performance."

PAST PERFORMANCE IS NO GUARANTEE OF COMPARABLE FUTURE RESULTS. MARKET VOLATILITY CAN SIGNIFICANTLY IMPACT SHORT-TERM PERFORMANCE. RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE SHOWN.

1999 IN REVIEW

     1999 was another year of double-digit returns for The Muirfield Fund(R). For the 12 months ended December 31, the Fund returned 16.43%, comparing favorably with the 9.40% return of the average asset allocation fund, according to Morningstar.

     This was another year, as well, for volatility and narrowness in the stock market. Of the annual returns of the major stock market indices, over 90% of the S&P 500, 60% of the Dow Jones Industrial Average, and 70% of the NASDAQ came in the final 11 weeks of the year. And, for the year, the 100 largest capitalization stocks in the S&P 500 contributed over 80% of the 21% gain of the Index, and the technology sector contributed 65% to the gain of the S&P 500.

     The advance of stock market indices was dramatic, but the Fund spent part of the year in a defensive position with large allocations to cash equivalent securities. Two reasons for this decision were the narrowness of the market and the increasing interest rate environment. As of December 31, over 60% of the stocks listed on the New York Stock Exchange and the NASDAQ were down more than 20% from their annual highs. This condition is normally not a good sign for the future health of the stock market.

     The increase in interest rates was influenced partially by Y2K concerns, but a large part was due to fears of future inflation. These two areas - the breadth of the market and interest rates - are two of the most important components in our Defensive Investing discipline, and both were negative much of the year. In fact, we never owned bonds this year due to our negative evaluation of the interest rate environment.

     When the Fund was exposed to the risk of the stock market, fund selection was extremely important because of the narrowness of the market. During the first four months of the year, fund positions were selected to emphasize large cap growth and technology. In the second four months of the year (from mid-April to mid-August) our fund selection emphasized value stocks and energy issues. From mid-August through the end of the year, our fund selection emphasis returned to large-cap and technology funds.

                         RESULTS OF A $10,000 INVESTMENT

              THE TOTAL RETURN UTILITIES FUND VS. BENCHMARK INDEXES

AVERAGE ANNUAL TOTAL RETURNS
AS OF 12/31/99

1 YEAR                     20.01%
SINCE INCEPTION (6/21/95)  18.89%


[Plot Points for EDGAR]:

                                                   Morningstar's
     The Total                                   Average Utilities
Return Utilities Fund          S&P 500             Fund Index
DATE          AMOUNT       DATE     AMOUNT       DATE     AMOUNT
----          ------       ----     ------       ----     ------
6/21/95       $10,000      6/21/95  $10,000      6/21/95  $10,000
9/30/95       $10,427      9/30/95  $10,809      9/30/95  $10,755
12/31/95      $11,500      12/31/95 $11,460      12/31/95 $11,499
3/31/96       $11,415      3/31/96  $12,075      3/31/96  $11,479
6/30/96       $12,103      6/30/96  $12,616      6/30/96  $11,942
9/30/96       $12,085      9/30/96  $13,006      9/30/96  $11,730
12/31/96      $13,032      12/31/96 $14,089      12/31/96 $12,715
3/31/97       $12,729      3/31/97  $14,468      3/31/97  $12,585
6/30/97       $13,749      6/30/97  $16,992      6/30/97  $13,687
9/30/97       $14,898      9/30/97  $18,264      9/30/97  $14,451
12/31/97      $16,770      12/31/97 $18,788      12/31/97 $15,968
3/31/98       $18,465      3/31/98  $21,407      3/31/98  $17,625
6/30/98       $17,910      6/30/98  $22,114      6/30/98  $17,326
9/30/98       $16,067      9/30/98  $19,918      9/30/98  $17,116
12/31/98      $18,241      12/31/98 $24,157      12/31/98 $18,958
3/31/99       $18,356      3/31/99  $25,361      3/31/99  $18,383
6/30/99       $20,556      6/30/99  $27,148      6/30/99  $20,287
9/30/99       $20,709      9/30/99  $25,454      9/30/99  $19,610
12/31/99      $21,891      12/31/99 $29,240      12/31/99 $21,689

The chart compares The Total Return Utilities Fund's shares to benchmark indexes. It is intended to give you a general idea of how the Fund performed compared to these benchmarks over the period 6/21/95-12/31/99. (Please note that performance figures for the indexes are from 6/30/95-12/31/99.) It is important to understand differences between your Fund and these indexes. An index measures performance of a hypothetical portfolio.

A market index such as the S&P 500 Composite Stock Price Index is not managed, incurring no sales charges, expenses, or fees. If you could buy all the securities that make up a market index, you would incur expenses that would affect your investment's return. An index of funds such as the Morningstar's Average Utilities Fund Index includes a number of mutual funds grouped by investment objective. Each of those funds interprets that objective differently, and each employs a different management style and investment strategy.

For a description of indexes referred to on this page, please refer to "Performance."

PAST PERFORMANCE IS NO GUARANTEE OF COMPARABLE FUTURE RESULTS. MARKET VOLATILITY CAN SIGNIFICANTLY IMPACT SHORT-TERM PERFORMANCE. RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE SHOWN.

1999 IN REVIEW

     For 1999, The Total Return Utilities Fund returned 20.01%, outperforming the 15.13% return for the average utility fund, according to Morningstar, and the -6.02% return for the Dow Jones Utility Average for the same time period.

     Utility stocks suffered greatly in 1999 - their worst annual performance since 1994 - even as the robust economy drove up demand for utility services and improved the financial performance of many utility companies. Our strategy of industry diversification, notably in our weighting toward the telecommunications sector, helped the Fund outperform most large-cap utility stocks this past year. We have been saying for many years that the distribution of returns in the utility sector was widening, and that deregulation would separate the winners from the losers. The performance of the Fund in 1999 stamped a seal of approval on this view.

     We also overcame an increasing interest rate environment in 1999, demonstrating to investors that a yield-oriented portfolio does not have to decline when interest rates rise. The connection between interest rates and prices for utility stocks has weakened in recent years, and the results of the Fund's individual stock picking strategy - seeking out companies that we believe offer sustainable and reliable growth - affirms this view.

     Strong performance from the telecom stocks in our portfolio helped the Fund achieve good returns throughout the year. The gas and electric distribution sector has also been ripe with opportunities, with deregulation driving consolidations and buyouts within the industry. General lack of interest in the utility sector, however, resulted in declines in some of our more traditional holdings, even as they increased earnings and dividends. The silver lining here is that the depressed values of these stocks allows us to add to our positions at lower prices.

                         RESULTS OF A $10,000 INVESTMENT

                 THE HIGHLANDS GROWTH FUND VS. BENCHMARK INDEXES

AVERAGE ANNUAL TOTAL RETURNS
AS OF 12/31/99

1 YEAR                         21.16%
5 YEARS                        21.37%
10 YEARS                       14.21%
SINCE INCEPTION (1/1/88)       11.57%


[Plot Points for EDGAR]:

                                                            Morningstar's
                                                           Average Growth
The Highlands Growth Fund          S&P 500                Mutual Fund Index
YEAR     DOLLAR AMOUNT       YEAR    DOLLAR AMOUNT      YEAR     DOLLAR AMOUNT
----     -------------       ----    -------------      ----     -------------
1989     $10,000             1989    $10,000            1989     $10,000
1990     $10,431             1990    $ 9,688            1990     $ 9,557
1991     $12,670             1991    $12,642            1991     $13,146
1992     $13,475             1992    $13,605            1992     $14,342
1993     $14,447             1993    $14,973            1993     $16,112
1994     $14,346             1994    $15,170            1994     $15,853
1995     $17,878             1995    $20,863            1995     $20,837
1996     $19,501             1996    $25,651            1996     $25,026
1997     $25,211             1997    $34,206            1997     $31,310
1998     $31,179             1998    $43,981            1998     $37,374
1999     $37,777             1999    $53,234            1999     $47,909

The chart compares The Highlands Growth Fund's shares to benchmark indexes. It is intended to give you a general idea of how the Fund performed compared to these benchmarks over the period 1/1/90-12/31/99. It is important to understand differences between your Fund and these indexes. An index measures performance of a hypothetical portfolio.

A market index such as the S&P 500 Composite Stock Price Index is not managed, incurring no sales charges, expenses, or fees. If you could buy all the securities that make up a market index, you would incur expenses that would affect your investment's return. An index of funds such as the Morningstar's Average Growth Mutual Fund Index includes a number of mutual funds grouped by investment objective. Each of those funds interprets that objective differently, and each employs a different management style and investment strategy.

For a descriptions of indexes referred to on this page, please refer to "Performance."

PAST PERFORMANCE IS NO GUARANTEE OF COMPARABLE FUTURE RESULTS. MARKET VOLATILITY CAN SIGNIFICANTLY IMPACT SHORT-TERM PERFORMANCE. RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE SHOWN.

1999 IN REVIEW

     For 1999, The Highlands Growth Fund performed exactly as expected - outperforming the S&P 500 - thanks in large part to the Fund's "sector neutral, style neutral" investment strategy. Through the market fluctuations of this past year, the Fund held to its investment strategy and avoided the underperformance that hampered other equity funds that employ a more style-focused strategy. For the 12 months ended December 31, 1999, the Fund returned 21.16%, while the S&P 500 Index returned 21.04%.

     The stock market was relatively tame through the first half of the year, and performance was broad across many market sectors. Investors seemed more willing to consider other sectors and styles besides technology and growth, as the market rotated to energy, cyclical, and small-cap stocks. Overall performance for the first six months of the year were by and large more balanced than we had seen in a year.

     This broadening trend, however, fizzled after June, as interest rate worries and inflation fears rattled investors in the third quarter. No sector or style seemed to be in favor, save for a handful of energy and technology companies. The market surged back with an impressive fourth quarter, as technology stocks carried many indices into record territory by year-end.

     Advance/decline statistics for many market indices were narrower in 1999 than they were the previous year, making it difficult to outperform the market with a diversified portfolio. Only two sectors of the S&P 500 outperformed the index as a whole during 1999; technology gained 71.46% and capital goods gained 42.16%. The other sectors enjoyed positive performance for the year, with the exception of transportation which declined -9.61%, and healthcare which declined -9.60%.

                         RESULTS OF A $10,000 INVESTMENT

               THE U.S. GOVERNMENT BOND FUND VS. BENCHMARK INDEXES

AVERAGE ANNUAL TOTAL RETURNS
AS OF 12/31/99

1 YEAR                         0.35%
5 YEARS                        7.03%
10 YEARS                       6.86%
SINCE INCEPTION (1/1/88)       6.91%


[Plot Points for EDGAR]:

                                                            Morningstar's
                                 The Lehman Bros.          Average General
                              Intermediate Government      Government Bond
The U.S. Govt. Bond Fund           Bond Index                 Fund Index
YEAR         DOLLAR AMOUNT     YEAR    DOLLAR AMOUNT     YEAR     DOLLAR AMOUNT
----         -------------     ----    -------------     ----     -------------
1989         $10,000           1989     $10,000          1989     $10,000
1990         $10,835           1990     $10,956          1990     $10,851
1991         $12,493           1991     $12,501          1991     $12,367
1992         $12,900           1992     $13,368          1992     $13,098
1993         $13,960           1993     $14,477          1993     $14,119
1994         $13,821           1994     $14,224          1994     $13,611
1995         $16,354           1995     $16,276          1995     $15,663
1996         $16,379           1996     $16,963          1996     $16,065
1997         $17,645           1997     $18,273          1997     $17,341
1998         $19,343           1998     $19,828          1998     $18,628
1999         $19,412           1999     $19,908          1999     $18,380

The chart compares The U.S. Government Bond Fund's shares to benchmark indexes. It is intended to give you a general idea of how the Fund performed compared to these benchmarks over the period 1/1/90-12/31/99. It is important to understand differences between your Fund and these indexes. An index measures performance of a hypothetical portfolio.

A market index such as The Lehman Brothers Intermediate Government Bond Index is not managed, incurring no sales charges, expenses, or fees. If you could buy all the securities that make up a market index, you would incur expenses that would affect your investment's return. An index of funds such as the Morningstar's Average General Government Bond Fund Index includes a number of mutual funds grouped by investment objective. Each of those funds interprets that objective differently, and each employs a different management style and investment strategy.

For a description of indexes referred to on this page, please refer to "Performance."

PAST PERFORMANCE IS NO GUARANTEE OF COMPARABLE FUTURE RESULTS. MARKET VOLATILITY CAN SIGNIFICANTLY IMPACT SHORT-TERM PERFORMANCE. RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE SHOWN.

1999 IN REVIEW

     For the 12 months ended December 31, The Flex-funds U.S. Government Bond Fund returned 0.35%, outperforming the average general government bond fund which declined -1.31% for the year, according to Morningstar. The Lehman Brothers Intermediate Government/Corporate Bond Index returned 0.39% for the year.

     The increasing interest rate environment in 1999 hampered the performance on many bond funds. In contrast, the U.S. Government Bond Fund's "Defensive Investing" discipline helped investors gain a positive return on their investment by maintaining a fully defensive position for most of the year. We began 1999 with a fully invested position in ten-year Treasury notes, foreseeing a flat interest rate environment as dictated by global economic conditions. However, continued strength in the U.S. economy and fears of Fed rate increases led to a decline in the bond market and triggered a sell signal in our investment discipline. During the first six months of 1999, the rate on the 30-year Treasury bond increased by nearly one full percentage point, from 5.12% on December 31, 1998, to 6.10% on June 30, 1999.

     Brief bond market rallies following the Federal Reserve's three interest rate hikes this summer were not enough to turn our investment discipline decidedly positive. Except for a partially-invested position during two weeks in July, we were fully defensive in the Fund as the bond market virtually collapsed from November 16 through year-end.

                        MORE INFORMATION ABOUT THE FUNDS

EACH FUND'S INVESTMENT IN A PORTFOLIO

     Each fund seeks to achieve its investment goal by investing all of its assets in a corresponding portfolio. The funds and their corresponding portfolios are as follows:

     FUND                                PORTFOLIO
     ----                                ---------
     Muirfield Fund(R)             =     Mutual Fund Portfolio
     Total Return Utilities Fund   =     Utilities Stock Portfolio
     Highlands Growth Fund         =     Growth Stock Portfolio
     Dynamic Growth Fund           =     Growth Mutual Fund Portfolio
     Aggressive Growth Fund        =     Aggressive Growth Mutual Fund Portfolio
     U.S. Government Bond Fund     =     Bond Portfolio
     Money Market Fund             =     Money Market Portfolio

     Each portfolio has the same investment goal as its corresponding fund. Each fund's investment policies are also substantially similar to its corresponding portfolio's, except the fund may pursue its policies by investing in an open-end management investment company with the same investment goal and substantially similar policies and restrictions as the fund. Each fund buys shares of its corresponding portfolio at net asset value. An investment in a fund is an indirect investment in its corresponding portfolio.

     It is possible that a fund may withdraw its investment in its corresponding portfolio and subsequently invest in another open-end management investment company with the same investment goal and substantially similar policies. This could happen if a portfolio changes its investment goal or if the board of trustees, at any time, considers it in the fund's best interest.

     A fund's structure, where it invests all of its assets in its corresponding portfolio, is sometimes called a "master/feeder" structure. You will find more detailed information about this structure and the potential risks associated with it in the Statement of Additional Information.

MUIRFIELD FUND(R)

     HOW DOES THE FUND PURSUE ITS INVESTMENT GOAL?

     The Portfolio will seek to achieve its investment goal through asset allocation and mutual fund selection. Under normal circumstances, at least 65% of the value of the Portfolio's total assets will be invested in mutual funds. The underlying mutual funds will consist of diversified mutual funds which invest primarily in common stock or securities convertible into or exchangeable for common stock (such as convertible preferred stock, convertible debentures or warrants) and which seek long-term growth or appreciation, with current income typically of secondary importance. The Portfolio will not invest in other funds of the Flex-funds family of funds or the Meeder Advisor Funds family of funds, the corresponding portfolios of which are also managed by the adviser.

     The Portfolio will generally purchase "no-load" mutual funds, which are sold and purchased without a sales charge. However, the Portfolio may purchase "load" mutual funds only if the load, or sales commission, is waived for purchases or sales made by the Portfolio.

     The Portfolio may at times desire to gain exposure to the stock market through the purchase of "index" funds (funds which purchase stocks represented in popular stock market averages) with a portion of its assets.

     The manager addresses asset allocation decisions by making shifts in the mix of stocks, bonds and cash in the Portfolio. The Portfolio may at times assume a defensive position by investing up to 100% of its assets in money market securities and investment grade bonds.

TOTAL RETURN UTILITIES FUND

     HOW DOES THE FUND PURSUE ITS INVESTMENT GOAL?

     The Portfolio seeks to achieve its goal by investing, under normal conditions, at least 65% of its total assets in a diversified portfolio of common stocks, preferred stocks, warrants and rights, and securities convertible into common or preferred stock of public utility companies. Public utility companies include domestic or foreign companies that provide electricity, natural gas, water, telecommunications or sanitary services to the public. The Portfolio will not invest more than 5% of its total assets in equity securities of issuers whose debt securities are rated below investment grade, that is, rated below one of the four highest rating categories by Standard & Poor's Corporation ("S&P") or Moody's Investors Service, Inc. ("Moody's") or deemed to be of equivalent quality in the judgment of the subadviser. Debt securities rated below investment grade are rated below Baa or BBB.

     The remaining 35% of the Portfolio's assets may be invested in debt securities issued by public utility companies, and/or equity and debt securities of issuers outside of the public utility industry which in the opinion of the subadviser stand to benefit from developments in the public utilities industry. The Portfolio will not invest more than 40% of its total assets in the telephone industry. The Portfolio may invest up to 25% of its total assets in securities of foreign issuers. The Portfolio will not invest more than 10% of its net assets in securities that are deemed to be illiquid.

     Investments are selected on the basis of fundamental analysis to identify those securities that, in the judgment of the subadviser, provide current income and growth of income, and secondarily, capital appreciation, but only when consistent with its primary investment goal.

     Fundamental analysis involves assessing a company and its business environment, management, balance sheet, income statement, anticipated earnings and dividends and other related measures of value. The subadviser monitors and evaluates the economic and political climate of the area in which each company is located. The relative weightings among common stocks, debt securities and preferred stocks will vary from time to time based upon the subadviser's judgment of the extent to which investments in each category will contribute to meeting the Portfolio's investment goal.

     The subadviser emphasizes quality in selecting investments for the Portfolio. In addition to looking for high credit ratings, the subadviser ordinarily looks for several of the following characteristics: above average earnings growth; above average growth of book value; an above average balance sheet; high earnings to debt service coverage; low ratio of dividends to earnings; high return on equity; low debt to equity ratio; an above average rating with respect to government regulation; growing rate base; lack of major construction programs and strong management.

     The Portfolio may invest up to 35% of its total assets in debt securities of issuers in the public utility industries. Debt securities in which the Portfolio invests are limited to those rated A or better by S&P or Moody's or deemed to be of equivalent quality in the judgment of the subadviser.

     During periods when the subadviser deems it necessary for temporary defensive purposes, the fund may invest without limit in high quality money market instruments. These instruments consist of commercial paper, certificates of deposit, banker's acceptances and other bank obligations, obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, high grade corporate obligations and repurchase agreements.

     The Portfolio, under normal circumstances, will invest 25% or more of its total assets in securities of public utility companies. This concentration policy is fundamental and may not be changed without shareholder approval.

HIGHLANDS GROWTH FUND

     HOW DOES THE FUND PURSUE ITS INVESTMENT GOAL?

     Under normal conditions, at least 80% of the Portfolio's total assets will be invested in domestic common stocks and at least 65% of the Portfolio's total assets will be invested in growth stocks.

     The manager selects for the Portfolio common stocks from all domestic publicly traded common stocks; however, at least 70% of the assets of the Portfolio invested in common stocks will be invested in common stocks which are included in the S & P 500.

     The Portfolio consists of investment portfolios representing each of the industry sectors (identified by the Portfolio's subadviser) comprising the S & P 500. The assets of the Portfolio will be allocated to each of these industry sectors in approximately the same proportion as these industry sectors are represented in the S & P 500 on a market capitalization-weighted basis. The subadviser continuously reviews the representation of the industry sectors in the S & P 500 and continuously groups domestic publicly traded common stocks into a specific industry sector.

     The Portfolio subadviser compares the total market value of the common stocks in each industry sector of the S & P 500 to the total market value of all common stocks in the S & P 500 to determine each industry sector's weighting in the S & P 500. If the weighting of any industry sector in the Portfolio varies from the weighting on a market-capitalization basis of that industry sector in the S & P 500 at the end of any month, the Portfolio subadviser will reallocate the amount of assets in the Portfolio allocated to that industry sector. The subadviser may reallocate more frequently than monthly if it chooses to do so. These reallocations may cause additional transaction costs to the extent that securities may be sold as part of such reallocations.

     The assets of the Portfolio representing each of these industry sectors are managed on a discretionary basis by one or more separate investment advisers, called sector advisers, selected by the Portfolio subadviser. The Portfolio subadviser's selection of sector advisers is reviewed and approved by the trustees of the Portfolio.

     Assets of the Portfolio representing each of the industry sectors are managed by one or more sector advisers. However, if an advisory agreement between a sector adviser and the Portfolio is terminated leaving no sector adviser to manage the assets of the Portfolio representing an industry sector, the Portfolio's subadviser will, upon termination and until a new sector adviser is selected, manage and "index" the assets of the Portfolio representing the applicable industry sector. In this case, the subadviser will "index" the assets of the Portfolio representing its industry sector by selling any stocks representing the industry sector that are not included in the S&P 500 and investing the assets comprising the industry sector in S&P 500 stocks identified by the Portfolio's subadviser as belonging to that industry sector in the same proportion as those stocks are represented in the S&P 500 on a market capitalization-weighted basis.

     Each sector adviser is limited to the list of companies identified by the Portfolio's subadviser which represents the sector adviser's specific industry sector. Each sector adviser then selects those common stocks which, in its opinion, best represent the industry sector the sector adviser has been assigned. In selecting securities for the Portfolio, the sector advisers evaluate factors believed to be favorable to long term growth of capital, including specific financial characteristics of the issuer such as historical earnings growth, sales growth, profitability and return on equity. The sector advisers also analyze the issuer's position within its industry sector as well as the quality and experience of the issuer's management.

     Up to 20% of the Portfolio's assets may be invested in temporary defensive investments such as money market instruments and investment grade bonds. The Portfolio may purchase stock index futures contracts and related options. Up to 5% of the total assets of the Portfolio may be invested in American Depositary Receipts.

AGGRESSIVE GROWTH AND DYNAMIC GROWTH FUNDS

     HOW DO THE FUNDS PURSUE THEIR INVESTMENT GOAL?

     The underlying funds in which the Growth Mutual Fund Portfolio and Aggressive Growth Fund Portfolio invest will consist of mutual funds and closed end funds that invest primarily in common stock or securities convertible into or exchangeable for common stock (such as convertible preferred stock, convertible debentures or warrants), and that seek capital growth or appreciation, without regard to current income. The portfolios will not invest in other funds of the Flex-funds family of funds or the Meeder Advisor Funds family of funds, the corresponding portfolios of which are also managed by the adviser.

     Investment decisions by the investment advisers of the underlying funds are made independently of a portfolio and the adviser. Therefore, the investment adviser of one underlying fund may be purchasing shares of the same issuer whose shares are being sold by the investment adviser of another such fund. The result of this would be an indirect expense to a portfolio without accomplishing any investment purpose.

     The portfolios will generally purchase "no-load" mutual funds, which are sold and purchased without a sales charge. A portfolio may also purchase "load" mutual funds, but only if the load, or sales commission, is waived for purchases or sales made by the portfolio.

     A portfolio may also invest in "closed-end" funds. Shares of closed-end funds are typically offered to the public in a one-time initial public offering by a group of underwriters who retain a spread or underwriting commission of between 4% and 6% of the initial public offering price. Such securities are then listed for trading on the New York Stock Exchange, the American Stock Exchange, the National Association of Securities Dealers Automated Quotation System (commonly known as NASDAQ), and in some cases may be traded in other over-the-counter markets. Because the shares of closed-end funds cannot be redeemed upon demand by the issuer like shares of a mutual fund, investors seek to buy and sell shares of closed-end funds in the secondary market.

     A portfolio may invest in shares of closed-end funds that are trading at a discount to net asset value or at a premium to net asset value. There can be no assurance that the market discount on shares of any closed-end fund that a portfolio purchases will ever decrease. In fact, it is possible that this market discount may increase, and a fund may suffer realized or unrealized capital losses due to further decline in the market price of the securities of such closed-end funds, thereby adversely affecting the net asset value of a portfolio's shares. Similarly, there can be no assurance that any shares of a closed-end fund purchased by a portfolio at a premium will continue to trade at a premium or that the premium will not decrease subsequent to a purchase of such shares by a portfolio.

     TYPES OF FUNDS. Normally, a portfolio invests in the following types of mutual funds: aggressive growth, growth, small capitalization, specialty and industry sector funds. In addition, a portfolio may at times desire to gain exposure to the stock market through the purchase of "index" funds (funds that purchase stocks represented in popular stock market averages) with a portion of its assets. A portfolio may also invest in underlying funds holding foreign securities. The adviser will vary the proportion of each type of underlying fund based on the mix of such funds that may, in the adviser's view, be most likely to achieve the funds' investment goals.

     The adviser selects underlying funds in which to invest based in part on their investment goals and strategies, their investment adviser and portfolio manager, and on the analysis of their past performance (absolute, relative, and risk-adjusted). The adviser also considers other factors in the selection of funds, such as fund size, liquidity, expense ratio, general composition of its investment portfolio, and current and expected portfolio holdings. Many funds in which a portfolio invests may not share the same investment goal and investment limitations as the portfolio.

     INDEX-BASED INVESTMENTS. A portfolio may invest in index-based investments
     (IBIs), including Standard & Poor's Depositary Receipts (SPDRs). IBIs are shares of publicly traded unit investment trusts that own the stocks in the relevant index. For example, SPDRs represent ownership interests in unit investment trusts holding a portfolio of securities closely reflecting the price performance and dividend yield of the S&P 500 Index. IBIs, including SPDRs, are subject to the risk of an investment in a broadly based portfolio of common stocks, including the risk of declines in the general level of stock prices. They are also subject to trading halts due to market conditions or other reasons that, in the view of the American Stock Exchange, make trading IBIs inadvisable.

U.S. GOVERNMENT BOND FUND

     HOW DOES THE FUND PURSUE ITS INVESTMENT GOAL?

     Under normal circumstances, at least 65% of the value of the Portfolio's total assets will be invested in U.S. government debt securities.

     The U.S. government securities in which the Portfolio invests are either issued or guaranteed by the U.S. government, its agencies, or instrumentalities. These securities are limited to:

          o direct obligations of the U.S. Treasury, such as U.S. Treasury bills, notes, and bonds;

          o notes, bonds, and discount notes of U.S. government agencies or instrumentalities, such as: the Farm Credit System, including the National Bank for Cooperatives, Farm Credit Banks, and Banks for Cooperatives; Farmers Home Administration; Federal Home Loan Banks; Federal Home Loan Mortgage Corporation; Federal National Mortgage Association; Government National Mortgage Association; and Student Loan Marketing Association; and

          o repurchase agreements relating to any of the foregoing U.S. government securities.

     Some obligations issued or guaranteed by agencies or instrumentalities of the U.S. government, such as Government National Mortgage Association participation certificates, are backed by the full faith and credit of the U.S. Treasury. No assurance can be given that the U.S. government will provide financial support to other agencies or instrumentalities, since it is not obligated to do so. These agencies and instrumentalities are supported by:

          o the issuer's right to borrow an amount limited to a specific line of credit from the U.S. Treasury;

          o discretionary authority of the U.S. government to purchase certain obligations of an agency or instrumentality; or

          o    the credit of the agency or instrumentality.

     The Portfolio will invest in U.S. government securities of varying maturities. Normally, the Portfolio will invest in 10-year U.S. government securities if the adviser believes the risk/reward relationship of the bond market is positive. The Portfolio will invest in short-term U.S. government securities or money market securities when the adviser believes the risk/reward relationship of the bond market is negative. If the Portfolio's adviser believes that long-term interest rates are significantly greater than inflation, the Portfolio may invest in U.S. government securities with maturities as long as 30 years.

     The Portfolio's adviser believes the appropriate way to defend assets against shifts in interest rates is to be invested in short-term U.S. government securities only when it believes that the risk/reward relationship of the bond market is negative. To determine the maturities of U.S. government securities for purchase, the Manager monitors the following indicators:

          o Momentum - the trend of U.S. government securities prices versus various moving averages

          o Real Rates - the 10-year treasury bond yield as compared to inflation and

          o Yield Spread - the 10-year treasury bond yield as compared to the 90-day T-bill yield.

THE MONEY MARKET FUND

     HOW DOES THE FUND PURSUE ITS INVESTMENT GOAL?

     The manager seeks to achieve its goal by investing in high-quality money market instruments which mature in 397 days or less. Also, the Portfolio will seek to minimize changes in the value of its assets due to market factors by maintaining a dollar-weighted average portfolio maturity of 90 days or less.

     The Portfolio may change its average portfolio maturity or level of quality to protect its net asset value when it is perceived that changes in the liquidity of major financial institutions may adversely affect the money markets. Consequently, for temporary defensive purposes, the Portfolio may shorten the average maturity of its investments and/or invest only in the highest quality debt instruments, including, for example, U.S. government or agency obligations.

     MONEY MARKET INSURANCE

     The Fund is insured by ICIM Re (the "Insurer"), a wholly-owned subsidiary of ICI Mutual Insurance Company, against specific types of losses on certain money market instruments ("eligible securities") held by the Fund. The specific types of losses are losses from non-payment of principal or interest, or a bankruptcy or insolvency of the issuer or credit provider, if any. The insurance does not cover losses resulting from changes in interest rates or other market developments. The Insurer charges the Fund an annual premium for the insurance. The Fund may recover no more than $100 million annually, including all claims of the other money market fund investing in the Portfolio, and the Fund may only recover if the amount of the loss exceeds 0.10% of its eligible instruments. The Fund may incur losses regardless of the insurance.

                              WHAT ARE DERIVATIVES?

     A derivative is a financial contract whose value is based on or derived from a traditional security (such as a stock or a bond), an asset (such as a commodity like gold), or a market index (such as the S&P 500 Index). Futures and options are derivatives that have been trading on regulated exchanges for over 20 years. These "traditional" derivatives are standardized contracts that can easily be bought and sold, and whose market values are determined and published daily. It is these characteristics that differentiate futures and options from the relatively new types of derivatives. If used for speculation or as leveraged investments, derivatives can carry considerable risks.

     Similar risks exist for warrants (securities that permit their owners to purchase a specific number of shares of stock at a predetermined price), and convertible securities (securities that may be exchanged for a different asset). For this reason, the Portfolios will not use futures, options, warrants or convertible securities for speculative purposes or as leveraged investments that magnify the gains or losses of an investment.

     The reasons for which a Portfolio will invest in futures and options are:

          o To keep cash on hand to meet shareholder redemptions or other needs while simulating full investment in stocks or bonds;

          o To reduce the Portfolio's transaction costs or add value when these instruments are favorably priced;

          o To forego taxes that would otherwise have to be paid on gains from the sale of the Portfolio securities; and

          o To attempt to protect the value of certain securities owned or intended to be purchased by the Portfolio while the manager is making a change in the Portfolio's investment position.

                             WHO MANAGES THE FUNDS?

THE BOARD. The board of trustees oversees the management of the funds and the portfolios, and elects their officers. The officers are responsible for the funds and the portfolios' day-to-day operations. Information concerning the trustees and officers of the funds and the portfolios appears in the Statement of Additional Information.

MANAGERS. The Portfolios investment advisers and subadvisers are as follows:

Portfolio and                    Investment                             Investment
CORRESPONDING FUND               ADVISER                                SUBADVISER(S)
------------------               -------                                -------------
Mutual Fund Portfolio            Meeder Asset Management, Inc.          None
(Muirfield Fund(R))

Utilities Stock Portfolio        Meeder Asset Management, Inc.          Miller/Howard Investments, Inc.
(Total Return Utilities Fund)

Growth Stock Portfolio           Meeder Asset Management, Inc.          Sector Capital Management, L.L.C.
(Highlands Growth Fund)                                                 and the Sector Advisers (see
                                                                        "Sector Advisers - Growth Stock
                                                                        Portfolio")

Growth Mutual Fund Portfolio     Meeder Asset Management, Inc.          None
(Dynamic Growth Fund)

Aggressive Growth Mutual
Fund Portfolio                   Meeder Asset Management, Inc.          None
(Aggressive Growth Fund)

Bond Portfolio                   Meeder Asset Management, Inc.          None
(U.S. Government Bond Fund)

Money Market Portfolio           Meeder Asset Management, Inc.          None
(Money Market Fund)


     INVESTMENT ADVISER. Meeder Asset Management, Inc. ("MAM"), formerly known as R. Meeder & Associates, Inc., serves as investment adviser to the portfolios. MAM has been an investment adviser to individuals, pension and profit sharing plans, trusts, charitable organizations, corporations and other institutions since 1974. As of December 31, 1999, MAM and its affiliates managed approximately $2.2 billion in assets. MAM has its principal offices at 6000 Memorial Drive, Dublin, OH 43017.

INVESTMENT SUBADVISER - UTILITIES STOCK PORTFOLIO

Miller/Howard Investments, Inc. ("Miller/Howard"), the Utilities Stock Portfolio's subadviser, makes investment decisions for the Utilities Stock Portfolio. Meeder continues to have responsibility for all investment advisory services provided to the Utilities Stock Portfolio and supervises Miller/Howard's performance of such services. Miller/Howard is a registered investment adviser that has been providing investment services to broker-dealers, investment advisers, employee benefit plans, endowment portfolios, foundations and other institutions and individuals since 1984. As of December 31, 1999, Miller/Howard managed approximately $272 million in assets. Miller/Howard has its principal offices at 141 Upper Byrdcliffe Road, P. O. Box 549, Woodstock, New York 12498.

INVESTMENT SUBADVISER - GROWTH STOCK PORTFOLIO

Sector Capital Management, L.L.C. ("Sector Capital"), the Growth Stock Portfolio's subadviser, furnishes investment advisory services in connection with the management of the Growth Stock Portfolio. Sector Capital has been a registered investment adviser to individuals, pension and profit sharing plans, trusts, charitable organizations, corporations and other institutions since January 1995. As of December 31, 1999, Sector Capital managed approximately $877 million in assets. Sector Capital has its principal offices at 5350 Poplar Avenue, Suite 490, Memphis, Tennessee 38119.

Sector Capital utilizes its "Sector Plus" investment strategy to manage the assets of the Growth Stock Portfolio. Pursuant to this strategy, Sector Capital divides the assets of the Growth Stock Portfolio among ten industry sectors of the S&P 500, each of which is managed by a separate sector adviser. Sector Capital is responsible for overseeing the sector advisers and recommending their hiring, termination and replacement. Meeder and Sector Capital are ultimately responsible for the investment performance of the Growth Stock Portfolio because of Meeder's responsibility to oversee Sector Capital and Sector Capital's responsibility to oversee the sector advisers and recommend their hiring, termination and replacement.

Sector Capital and the Growth Stock Portfolio have entered into a sub-subadvisory agreement with each Sector Adviser selected for the Portfolio. Sector Capital is responsible for selecting, subject to the review and approval of the Growth Stock Portfolio's Board of Trustees, the sector advisers that have distinguished themselves by able performance in respective areas of expertise in sector management, and to review their continued performance. In addition, Sector Capital is responsible for categorizing publicly traded domestic common stocks into a specific industry sector. Sector Capital may also invest the Growth Stock Portfolio's financial futures contracts and related options.

During the sector adviser selection process, Sector Capital performs initial due diligence on all prospective sector advisers. In evaluating prospective sector advisers, Sector Capital considers, among other factors, each candidate's level of expertise; relative performance and consistency of performance; level of adherence to investment discipline or philosophy; personnel, facilities and financial strength; and quality of service and client communications.

Sector Capital monitors sector adviser performance through quantitative and qualitative analysis, as well as periodic in-person, telephonic and written consultations with sector advisers. Sector Capital has responsibility for communicating performance expectations and evaluations to sector advisers and ultimately recommending to the Board of Trustees of the Growth Stock Portfolio whether sector advisers' contracts should be renewed, modified, or terminated. Sector Capital provides reports to the Growth Stock Portfolio's Board of Trustees regarding the results of its evaluation and monitoring functions.

The Securities and Exchange Commission has granted the Growth Stock Portfolio an exemptive order that permits the Growth Stock Portfolio and Sector Capital to enter into and materially amend sub-subadvisory agreements with sector advisers, without such agreements being approved by the Growth Stock Portfolio's investors or the Highlands Growth Fund's shareholders. The exemptive order does not apply, however, to sub-subadvisory agreements with affiliated persons of the Growth Stock Portfolio, the Manager or Sector Capital, other than by reason of such affiliated person serving as an existing sector adviser to the Growth Stock Portfolio, which still require shareholder approval. The exemptive order also permits the Growth Stock Portfolio and the Highlands Growth Fund to disclose, on an aggregate basis rather than individually, the fees paid to sector advisers that are not such affiliated persons. In addition, the exemptive order includes the condition that within 90 days of the hiring of any new sector advisers, the Manager and Sector Capital will furnish shareholders of the fund with an information statement about the new sector adviser and sub-subadvisory agreement. Any changes to the advisory contract between the Growth Stock Portfolio and the manager or the subadvisory agreement among the Growth Stock Portfolio, Manager and Sector Capital will still require shareholder approval. A majority of the shareholders of The Highlands Growth Fund approved the operation of the Trust in accordance with the exemption.

SECTOR ADVISERS - GROWTH STOCK PORTFOLIO

Subject to the supervision and direction of Sector Capital and, ultimately, the Board of Trustees of the Growth Stock Portfolio, each sector adviser's responsibilities are limited to:

     o managing its portion of the securities held by the Growth Stock Portfolio in accordance with the Portfolio's stated investment goals and strategies,

     o    making investment decisions for the Growth Stock Portfolio, and

     o placing orders to purchase and sell securities on behalf of the Growth Stock Portfolio.

The following sets forth certain information about each of the sector advisers:

     MILLER/HOWARD INVESTMENTS, INC. serves as sector adviser to the utilities and transportation sectors of the Growth Stock Portfolio. Miller/Howard is a registered investment adviser that has been providing investment services to broker-dealers, investment advisers, employee benefit plans, endowment portfolios, foundations and other institutions and individuals since 1984. As of December 31, 1999, Miller/Howard managed approximately $272 million in assets. Lowell G. Miller, President and CIO of Miller/Howard, is the portfolio manager primarily responsible for the day-to-day management of those assets of the Growth Stock Portfolio allocated to Miller/Howard. Mr. Miller has served as President and portfolio manager of Miller/Howard since 1984. Miller/Howard is also the subadviser to the Utilities Stock Portfolio, a corresponding portfolio to The Flex-funds' Total Return Utilities Fund and the Meeder Advisor Funds' Utility Growth Fund. Miller/Howard's principal executive offices are located at 141 Upper Byrdcliffe Road, Post Office Box 549, Woodstock, New York 12498.

     HALLMARK CAPITAL MANAGEMENT, INC. serves as sector adviser to the capital goods sector of the Growth Stock Portfolio. Hallmark is a registered investment adviser that has been providing investment services to individuals; banks; pension, profit sharing, and other retirement plans; trusts; endowments; foundations; and other charitable organizations since 1986. As of December 31, 1999, Hallmark managed approximately $190 million in assets. Peter S. Hagerman is the portfolio manager primarily responsible for the day-to-day management of those assets of the Growth Stock Portfolio allocated to Hallmark. Mr. Hagerman has been Chairman of the Board, President, and Chief Executive Officer of Hallmark since 1994 and has been associated with Hallmark since 1986. Hallmark's principal executive offices are located at One Greenbrook Corporate Center, 100 Passaic Avenue, Fairfield, New Jersey 07004.

     BARROW, HANLEY, MEWHINNEY & STRAUSS, INC. serves as sector adviser to the consumer durable and non-durable sectors of the Growth Stock Portfolio. Barrow is a registered investment adviser that has been providing investment services to banks; investment companies; pension and profit sharing plans; charitable organizations and corporations since 1979. As of December 31, 1999, Barrow managed approximately $29.1 billion in assets. Jane Gilday, CFA, is the portfolio manager primarily responsible for the day-to-day management of those assets of the Growth Stock Portfolio allocated to Barrow. From 1993 to 1998, Ms. Gilday worked as a securities analyst at Hancock Institutional Equity Services and Advest, Inc. Ms. Gilday has served as a portfolio manager and Principal for Barrow since 1998. Barrow's principal executive offices are located at 3232 McKinney Avenue, 15th Floor, Dallas, Texas 75204-2429.

     THE MITCHELL GROUP, INC. serves as sector adviser to the energy sector of the Growth Stock Portfolio. The Mitchell Group is a registered investment adviser that has been providing investment services to individuals, banks, investment companies, pension and profit sharing plans, charitable organizations, corporations and other institutions since 1989. As of December 31, 1999, The Mitchell Group held discretionary investment authority over approximately $311 million in assets. Rodney Mitchell, who has served as President, Chief Executive Officer, and Chief Financial Officer of The Mitchell Group since 1989, is the portfolio manager primarily responsible for the day-to-day management of those assets of the Growth Stock Portfolio allocated to The Mitchell Group. The Mitchell Group's principal executive offices are located at 1100 Louisiana, #4810, Houston, Texas 77002.

     ASHLAND MANAGEMENT INCORPORATED serves as sector adviser to the materials and services sector of the Growth Stock Portfolio. Ashland is a registered investment adviser that has been providing investment services to individuals, pension and profit sharing plans, charitable organizations, corporations and other institutions since 1975. As of December 31, 1999, Ashland managed approximately $2.1 billion in assets. Terence J. McLaughlin, Managing Director of Ashland, and Deborah C. Ohl, a Vice President and Portfolio Manager, are the portfolio managers primarily responsible for the day-to-day management of those assets of the Growth Stock Portfolio allocated to Ashland. Mr. McLaughlin has been a Portfolio Manager for Ashland since 1984. Ms. Ohl has been employed by Ashland since August 1992 and has served as a Portfolio Manager for Ashland since 1993. Ashland's principal executive offices are located at 26 Broadway, New York, New York 10004.

     DELTA CAPITAL MANAGEMENT INC. serves as sector adviser to the finance sector of the Portfolio. Delta Capital is a registered investment adviser that has been providing investment services to individuals, endowments, corporations and other institutions since 1992. As of December 31, 1999, Delta Capital managed approximately $900 million in assets. Jonathan Kay is the portfolio manager primarily responsible for the day-to-day management of those assets of the Portfolio allocated to Delta Capital. Mr. Kay has been a portfolio manager for Delta Capital since April 1998. From 1993 to March 1998, Mr. Kay was a portfolio manager for Scudder Kemper Investments, Inc., a registered investment adviser. Delta Capital's principal executive offices are located at 745 Fifth Avenue, Suite 816, New York, New York 10151.

     DRESDNER RCM GLOBAL INVESTORS, L.L.C. (formerly RCM Capital Management, L.L.C.) serves as sector adviser to the technology sector of the Growth Stock Portfolio. Dresdner RCM is a registered investment adviser that provides investment services to institutional and individual clients and registered investment companies. Dresdner RCM was established in April 1996 as the successor to the business and operations of RCM Capital Management, a California Limited Partnership that, with its predecessors, has been in operation since 1970. As of December 31, 1999, Dresdner RCM had approximately $82.7 billion under management and advice. This includes approximately $47.0 billion under management and advice in San Francisco and an additional $35.7 billion by affiliates in London, Hong Kong, and San Diego. Walter C. Price and Huachen Chen, each Principals of Dresdner RCM, are the portfolio managers primarily responsible for the day-to-day management of those assets of the Growth Stock Portfolio allocated to Dresdner RCM. Messrs. Price and Chen have managed equity portfolios on behalf of Dresdner RCM since 1985. Dresdner RCM's principal executive offices are located at Four Embarcadero Center, San Francisco, CA 94111.

     ALLIANCE CAPITAL MANAGEMENT L.P. serves as sector adviser to the health sector of the Growth Stock Portfolio. Alliance, a registered investment adviser, is an international investment manager supervising client accounts with assets as of December 31, 1999 totaling approximately $368 billion. Alliance provides investment services primarily to corporate employee benefit funds, public employee retirement systems, investment companies, foundations, and endowment funds. Raphael L. Edelman, Vice President of Alliance, is the portfolio manager primarily responsible for the day-to-day management of those assets of the Growth Stock Portfolio allocated to Alliance. Mr. Edelman, who has seventeen years of investment experience, joined Alliance's research department in 1986 as an analyst after working two years as a manager in Alliance's mutual fund division. Alliance's principal executive offices are located at 1345 Avenue of the Americas, New York, NY 10105.

PORTFOLIO MANAGERS

     The individuals primarily responsible for the management of each of the portfolios are listed below:

THE GROWTH STOCK PORTFOLIO. William L. Gurner, President of Sector Capital, is primarily responsible for the day-to-day management of the Growth Stock Portfolio through interaction with each of the sector advisers. Mr. Gurner is also primarily responsible for managing the futures contracts and related options of the portfolio on behalf of the subadviser. Mr. Gurner has managed the portfolio since December 1996. Mr. Gurner has been President and portfolio manager of Sector Capital since January 1995. From September 1987 through December 1994, Mr. Gurner served as Manager of Pension Funds for Federal Express. Philip A. Voelker, Senior Vice President and Chief Investment Officer of Meeder, is primarily responsible for managing the portfolio's liquidity reserve and managing the futures contracts and related options of the Portfolio on behalf of Meeder. Mr. Voelker has managed assets on behalf of Meeder since 1975. Please see "Sector Advisers - Growth Stock Portfolio" for more information about each of the portfolio's sector advisers.

THE UTILITIES STOCK PORTFOLIO. The portfolio manager responsible for the Utilities Stock Portfolio's investments is Lowell G. Miller, a director and the President of Miller/Howard, the subadviser to the portfolio. Mr. Miller has served as President and portfolio manager of Miller/Howard and its predecessor since 1984 and has managed the portfolio since its inception in 1995.

THE MUTUAL FUND PORTFOLIO. The portfolio managers responsible for the Mutual Fund Portfolio's investments are Robert S. Meeder, Jr. and Philip A. Voelker. Mr. Meeder, President of MAM, joined MAM in 1983 and has been the portfolio manager for the portfolio since 1988. Mr. Voelker, Senior Vice President and Chief Investment Officer of MAM, has managed assets on behalf of Meeder since 1975 and began co-managing the portfolio in April 1998.

THE BOND PORTFOLIO. The portfolio manager responsible for the Bond Portfolio's investments is Joseph A. Zarr. Mr. Zarr has been associated with MAM as a portfolio manager since 1991 and has managed the portfolio since 1996.

THE MONEY MARKET PORTFOLIO. The portfolio manager responsible for the Money Market Portfolio's investments is Philip A. Voelker, Senior Vice President and Chief Investment Officer of MAM. Mr. Voelker has managed assets on behalf of MAM since 1975 and has managed the portfolio since 1985.

THE AGGRESSIVE GROWTH MUTUAL FUND PORTFOLIO. Philip A. Voelker is primarily responsible for the day-to-day management of the Aggressive Growth Mutual Fund Portfolio. Mr. Voelker, Senior Vice President and Chief Investment Officer of MAM, has managed assets on behalf of Meeder since 1975.

THE GROWTH MUTUAL FUND PORTFOLIO. Philip A. Voelker is primarily responsible for the day-to-day management of the Growth Mutual Fund Portfolio. Mr. Voelker, Senior Vice President and Chief Investment Officer of MAM, has managed assets on behalf of Meeder since 1975.

MANAGEMENT FEES. During the calendar year ended December 31, 1999, the portfolios paid management fees totaling the following:

                                            Management Fee as Percentage
     FUND                                   OF AVERAGE DAILY NET ASSETS
     ----                                   ---------------------------
     The Mutual Fund Portfolio                         0.77%
     The Utilities Stock Portfolio                     1.00%
     The Growth Stock Portfolio                        0.96%
     The Growth Mutual Fund Portfolio                  0.75%
     The Aggressive Growth Mutual
        Fund Portfolio                                 0.75%
     The Bond Portfolio                                0.21%
     The Money Market Portfolio                        0.15%

For more information about management fees, see "Investment Adviser" and "Investment Subadviser" in the Statement of Additional Information.

         PAST PERFORMANCE OF PRIVATE ACCOUNTS - GROWTH MUTUAL FUND AND
                    AGGRESSIVE GROWTH MUTUAL FUND PORTFOLIOS

     PURPOSE OF PAST PERFORMANCE. The performance information below is provided to show the past performance of the adviser in managing substantially similar accounts to the Growth Mutual Fund Portfolio and the Aggressive Growth Mutual Fund Portfolio, and to measure the past performance against a market index, the S&P 500 Composite Stock Price Index, and against peer fund indexes, Morningstar's Average Growth Fund Index and Morningstar's Average Aggressive Growth Fund Index, respectively.

     WHAT PAST PERFORMANCE DOES NOT REPRESENT. THE PAST PERFORMANCE SHOWN BELOW DOES NOT REPRESENT THE PERFORMANCE OF THE GROWTH MUTUAL FUND PORTFOLIO OR THE DYNAMIC GROWTH FUND, OR THE AGGRESSIVE GROWTH MUTUAL FUND PORTFOLIO OR THE AGGRESSIVE GROWTH FUND. You should not consider the past performance shown below as an indication of the future performance of the Growth Mutual Fund Portfolio or the Dynamic Growth Fund, or the Aggressive Growth Portfolio or the Aggressive Growth Fund.

     SIMILAR ACCOUNTS. Mr. Voelker served as the adviser's portfolio manager for privately managed accounts having investment goals, policies, strategies and risks substantially similar to those of the Growth Mutual Fund Portfolio and the Dynamic Growth Fund, and the Aggressive Growth Mutual Fund Portfolio and the Aggressive Growth Fund. Substantially all of the assets of these privately managed accounts have invested in mutual funds.

     CALCULATION OF PAST PERFORMANCE. All returns presented were calculated on a total return basis and include all dividends and interest, accrued income and realized and unrealized gains and losses. All returns reflect the deduction of investment advisory fees, brokerage commissions and execution costs paid by the private accounts without providing for federal or state income taxes. Custodial fees, if any, were not used to reduce performance returns. The adviser's composite includes all actual, fee paying, discretionary, private accounts managed by the adviser that have investment objectives, policies, strategies and risks substantially similar to those of the Growth Mutual Fund Portfolio and the Dynamic Growth Fund, and the Aggressive Growth Mutual Fund Portfolio and the Aggressive Growth Fund. Cash and equivalents are included in performance returns. The yearly returns of the adviser's composite combine the individual accounts' returns by asset-weighting each individual account's asset value as of the beginning of each quarter. The yearly returns are computed by linking the returns of each quarter within the calendar year.

     DIFFERENCES IN REGULATION. The private accounts that are included in the adviser's composite are not subject to the same types of expenses to which the Growth Mutual Fund Portfolio or the Dynamic Growth Fund, or the Aggressive Growth Mutual Fund Portfolio or the Aggressive Growth Fund are subject nor to the diversification requirements, specific tax restrictions and investment limitations imposed on the Growth Mutual Fund Portfolio and the Dynamic Growth Fund, or the Aggressive Growth Mutual Fund Portfolio and the Aggressive Growth Fund by federal securities laws governing mutual funds and tax laws. Consequently, the performance results for the adviser's composite could have been adversely affected if the private accounts included in the composite had been regulated as mutual funds under the federal securities laws.

     The investment results of the adviser's composite presented below are unaudited and not intended to predict or suggest the returns that might be experienced by the Growth Mutual Fund Portfolio or the Aggressive Growth Mutual Fund Portfolio or that you might experience by investing in the Dynamic Growth Fund or the Aggressive Growth Fund. You should also be aware that the SEC uses a method different from that used below to calculate mutual fund performance, which could result in different performance returns.

                      PAST PERFORMANCE OF PRIVATE ACCOUNTS

              MEEDER ASSET
              MANAGEMENT, INC.                                MORNINGSTAR'S
              GROWTH ACCOUNTS                                 AVERAGE
YEAR          COMPOSITE                   S&P 500(1)          GROWTH FUND(2)
----          ---------------             ---------           --------------
1995              25.88%                    37.53%                 31.47%
1996              13.90%                    22.95%                 19.93%
1997              20.75%                    33.35%                 24.92%
1998              28.20%                    28.58%                 20.25%
1999              57.56%                    21.04%                 29.92%

              MEEDER ASSET
              MANAGEMENT, INC.                                MORNINGSTAR'S
              AGGRESSIVE                                      AVERAGE
              GROWTH ACCOUNTS                                 AGGRESSIVE
YEAR          COMPOSITE                   S&P 500(1)          GROWTH FUND(2)
----          ---------------             ----------          --------------

1995              24.02%                    37.53%                 36.81%
1996              11.72%                    22.95%                 13.86%
1997              18.05%                    33.35%                 16.90%
1998              31.98%                    28.58%                 16.41%
1999              70.93%                    21.04%                 60.18%

 (1) The S&P 500 Index is an unmanaged index containing common stocks of 500 industrial, transportation, utility and financial companies, regarded as generally representative of the U.S. stock market. The Index reflects the reinvestment of income dividends and capital gain distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing.

(2) An index of mutual funds, such as Morningstar's Average Growth Fund Index or Morningstar's Average Aggressive Growth Fund Index, includes a number of mutual funds grouped by investment objective. Each of those funds interprets that objective differently, and each employs a different management style and investment strategy.

                           HOW IS THE TRUST ORGANIZED?

     Each fund is a no-load, open-end management investment company that is a series of The Flex-funds trust (the "Trust").

     The Trust is supervised by a board of trustees, an independent body that has ultimate responsibility for the funds' activities. The board retains various companies to carry out the funds' operations, including the investment adviser, custodian, transfer agent and others. The board has the right, and the obligation, to terminate the funds' relationship with any of these companies and to retain a different company if the board believes it is in the shareholders' best interests. At a mutual fund's inception, the initial shareholder (typically the adviser) appoints the fund's board. Thereafter, the board and the shareholders determine the board's membership. The board of the Trust may include individuals who are affiliated with the investment adviser.

     The funds do not hold annual shareholder meetings, but may hold special meetings for such purposes as electing or removing board members, changing fundamental policies, approving a management contract or approving a 12b-1 plan (12b-1 fees are explained in "Distribution Fees"). A shareholder meeting for the purpose of removing board members may be called by a vote of 10% of the outstanding shares of the Trust.

PORTFOLIO TRADES

     As long as the advisers believe a brokerage firm can provide a combination of quality execution (i.e., timeliness and completeness) and favorable price, they may consider research and related services when choosing a brokerage firm. Brokerage firms may use a portion of the commissions paid by a portfolio to reduce it, or its corresponding fund's, expenses.

DIVERSIFICATION

     All of the funds are diversified, which means each fund may not, with respect to at least 75% of its assets (100% of its assets in the case of the Money Market Fund), invest more than 5% of its assets in the securities of one company. However, under certain circumstances, each of the Muirfield Fund(R), Aggressive Growth Fund and the Dynamic Growth Fund may invest more than 5% of its assets in the shares of one mutual fund.

           HOW DOES TAXATION AFFECT THE FUNDS AND THEIR SHAREHOLDERS?

HOW DOES A PORTFOLIO EARN INCOME AND GAINS?

     A Portfolio may earn dividends and interest (a Portfolio's "income") on its investments. When a Portfolio sells a security for a price that is higher than it paid, it has a gain. When a Portfolio sells a security for a price that is lower than it paid, it has a loss. If a Portfolio has held the security for more than one year, the gain or loss will be a long-term capital gain or loss. If a Portfolio has held the security for one year or less, the gain or loss will be a short-term capital gain or loss. The Portfolio's gains and losses are netted together, and, if a Portfolio has a net gain (a Portfolio's "gain"), that gain will generally be distributed to you.

TAXATION OF A PORTFOLIO'S INVESTMENTS

     A Portfolio invests your money in the securities that are described in the sections "Main Strategies" and "How Does the Fund Pursue Its Investment Goal?" Special tax rules may apply in determining the income and gains that a Portfolio earns on its investments. These rules may, in turn, affect the amount of distributions that the funds pay to you. These special tax rules are discussed in the SAI.

     TAXATION OF A FUND. As a regulated investment company, a fund generally pays no federal income tax on the income and gains that it distributes to you.

     FOREIGN TAXES. Foreign governments may impose taxes on the income and gains from a Portfolio's investments in foreign securities. These taxes will reduce the amount of the fund's distributions to you.

TAXATION OF SHAREHOLDERS

WHAT IS A DISTRIBUTION?

     As a shareholder, you will receive your share of a fund's income and gains on its corresponding Portfolio's investments in stocks and other securities. The fund's income and short-term capital gains are paid to you as ordinary dividends. The fund's long-term capital gains are paid to you as capital gain distributions. If the fund pays you an amount in excess of its income and gains, this excess will generally be treated as a non-taxable return of capital. These amounts, taken together, are what we call the fund's distributions to you. The Total Return Utilities Fund, U.S. Government Bond and Money Market Fund pay dividends from their net investment income on a monthly basis. The Muirfield Fund(R), The Highlands Growth Fund, The Aggressive Growth Fund and The Dynamic Growth Fund pay dividends from their net investment income on a quarterly basis. All funds distribute capital gains, if any, annually.

     DISTRIBUTIONS. Distributions from a fund, whether you receive them in cash or in additional shares, are generally subject to income tax. A fund will send you a statement in January of the current year that reflects the amount of ordinary dividends, capital gain distributions and non-taxable distributions you received from the fund in the prior year. This statement will include distributions declared in December and paid to you in January of the current year, but which are taxable as if paid on December 31 of the prior year. The IRS requires you to report these amounts on your income tax return for the prior year.

     DISTRIBUTIONS TO RETIREMENT PLANS. Fund distributions received by your qualified retirement plan, such as a 401(k) plan or IRA, are generally tax-deferred; this means that you are not required to report fund distributions on your income tax return when paid to your plan, but, rather, when your plan makes payments to you. Special rules apply to payouts from Roth and Education IRAs.

     DIVIDENDS-RECEIVED DEDUCTION. Corporate investors may be entitled to a dividends-received deduction on a portion of the ordinary dividends they receive from a fund.

     BUYING A DIVIDEND. Purchasing fund shares in a taxable account shortly before a distribution is known as "buying a dividend." In taxable accounts, you must pay income taxes on the distribution whether you take the distribution in cash or reinvest it. In addition, you will have to pay taxes on the distribution whether the value of your investment decreased, increased or remained the same after you bought the fund shares. The risk in buying a dividend is that the portfolios may build up taxable gains throughout the period covered by a distribution, as securities are sold at a profit. We distribute those gains to you, after subtracting any losses, even if you did not own the shares when the gains occurred.

     DIVIDEND REINVESTMENTS. Most investors have their dividends reinvested in additional shares of the same fund. If you choose this option, or if you do not indicate any choice, your dividends will be reinvested on the dividend payable date. Alternatively, you can choose to have a check for your dividends mailed to you. However, if the check is not deliverable, your dividends will be reinvested.

     REDEMPTIONS AND EXCHANGES

     WHAT IS A REDEMPTION?

     A redemption is a sale by you to a fund of some or all of your shares in the fund. The price per share you receive when you redeem fund shares may be more or less than the price at which you purchased those shares. An exchange of shares in a fund for shares of another Flex-funds' fund is treated as a redemption of fund shares and then a purchase of shares of the other Flex-funds' fund. When you redeem or exchange your shares, you will generally have a gain or loss, depending upon whether the amount you receive for your shares is more or less than your cost or other basis in the shares.

     If you redeem your shares or if you exchange your shares in a fund for shares in another Flex-funds fund, you will generally have a gain or loss that the IRS requires you to report on your income tax return. All or a portion of any loss on the redemption or exchange of your shares in a fund will be disallowed by the IRS if you purchase other shares in that fund within 30 days before or after your redemption or exchange.

     U.S. GOVERNMENT INTEREST. Many states grant tax-free status to dividends paid from interest earned on direct obligations of the U.S. Government, subject to certain restrictions. The funds will provide you with information at the end of each calendar year on the amount of any such dividends that may qualify for exemption from reporting on your individual income tax returns.

     NON-U.S. INVESTORS. Ordinary dividends generally will be subject to U.S. income tax withholding. Your home country may also tax ordinary dividends, capital gain distributions and gains arising from redemptions or exchanges of your fund shares. Fund shares held by the estate of a non-U.S. investor may be subject to U.S. estate tax. You may wish to contact your tax adviser to determine the U.S. and non-U.S. tax consequences of your investment in the funds.

     STATE TAXES. Ordinary dividends and capital gain distributions that you receive from the funds, and gains arising from redemptions or exchanges of your funds shares will generally by subject to state and local income tax. The holding of funds shares may also be subject to state and local intangibles taxes. You may wish to contact your tax adviser to determine the state and local tax consequences of your investment in the funds.

                   HOW TO READ THE FINANCIAL HIGHLIGHTS TABLE

     This explanation uses the Highlands Growth Fund as an example. The fund began calendar year 1999 with a net asset value (price) of $21.23 per share. During the year, the fund lost ($0.01) per share from net investment income (interest and dividends less operating expenses) and earned $4.37 per share from investments that had appreciated in value or that were sold for higher prices than the fund paid for them.

     Shareholders received $3.22 per share in the form of dividend and capital gains distributions. A portion of each year's distributions may come from the prior year's income or capital gains.

     The earnings ($4.36 per share) minus the distributions ($3.22 per share) resulted in a share price of $22.37 at the end of the year. This was an increase of $1.14 per share (from $21.23 at the beginning of the year to $22.37 at the end of the year). For a shareholder who reinvested the distributions in the purchase of more shares, the total return from the fund was 21.16% for the year.

     As of December 31, 1999, the fund had $53,086,920 in net assets. For the year, its expense ratio was 1.56% ($15.60 per $1,000 of net assets); and its net investment income amounted to (0.04%) of its average net assets. It sold and replaced securities valued at 51.22% of its net assets.

                              FINANCIAL HIGHLIGHTS

     The financial highlights tables are intended to help you understand the funds' financial performance for the past 5 years (or, if shorter, the period of the funds' operations). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the funds (assuming reinvestment of all dividends and distributions). This information has been audited by KPMG LLP, independent auditors, whose report, along with the funds' financial statements, are included in the annual report, which is available upon request.

                              THE MUIRFIELD FUND(R)

                                                                       Years Ended December 31,
                                              --------------------------------------------------------------
                                              1999        1998            1997         1996         1995

Net Asset Value, Beginning of Period          $6.88       $5.47           $5.47        $5.73        $5.34
   Income from Investment Operations
   Net Investment Income                       0.09        0.08            0.11         0.10         0.06
   Net Gains or Losses from Securities
      (both realized and unrealized)           0.89        1.51            0.91         0.25         1.31
   Total From Investment Operations            0.98        1.59            1.02         0.35         1.37

Less Distributions
   Dividends (from net investment income)     (0.09)      (0.08)          (0.11)       (0.10)       (0.06)
   Distributions (from capital gains)         (1.45)      (0.10)          (0.91)       (0.51)       (0.92)
   Total Distributions                        (1.54)      (0.18)          (1.02)       (0.61)       (0.98)

Net Asset Value, End of Period                $6.32       $6.88           $5.47        $5.47        $5.73

Total Return                                  16.43%      29.33%          18.59%        5.99%       25.82%

Ratios/Supplemental Data
   Net Assets, End of Period ($000)         $155,827    $125,547        $130,783     $121,335     $111,751
   Ratio of Expenses to Average Net Assets     1.21%       1.24%           1.29%        1.19%        1.26%
   Ratio of Net Investment Income to
      Average Net Assets                       1.33%       1.23%           1.69%        1.54%        0.97%
   Portfolio Turnover Rate1                  787.66%     128.31%         395.42%      297.41%      186.13%

1 Turnover rate of corresponding portfolio

Financial Statements and Notes pertaining thereto appear in the Statement of Additional Information.

FINANCIAL HIGHLIGHTS
THE TOTAL RETURN UTILITIES FUND

                                                                         Years Ended December 31,
                                                   ---------------------------------------------------------
                                                     1999              1998            1997           1996             1995*

Net Asset Value, Beginning of Period                $19.01            $17.72          $14.98         $14.14           $12.50

Income from Investment Operations
   Net Investment Income                              0.30              0.25            0.25           0.37             0.21
   Net Gains or Losses from Securities
      (both realized and unrealized)                  3.45              1.29            3.99           1.48             1.64
   Total From Investment Operations                   3.75              1.54            4.24           1.85             1.85

Less Distributions
   Dividends (from net investment income)            (0.30)            (0.25)          (0.25)         (0.37)           (0.21)
   Distributions (from capital gains)                (2.12)              ---           (1.25)         (0.64)              --
   Total Distributions                               (2.42)            (0.25)          (1.50)         (1.01)           (0.21)

Net Asset Value, End of Period                      $20.34            $19.01          $17.72         $14.98           $14.14

Total Return                                         20.01%            8.77%          28.68%         13.33%           15.00%

Ratios/Supplemental Data
   Net Assets, End of Period ($000)                $13,893           $10,455          $8,405         $5,074           $2,881
   Ratio of Expenses to Average Net Assets            1.80%             1.80%           1.80%          1.25%            1.25%+
   Ratio of Net Investment Income to
      Average Net Assets                              1.48%             1.35%           1.57%          2.55%            3.18%+
   Ratio of Expenses to Average Net Assets,
      before waiver of fees(1)(2)                     1.99%             2.11%           2.51%          2.95%            4.35%+
   Ratio of Net Investment Income to Average
      Net Assets, before waiver of fees(1)(2)         1.29%             1.04%           0.86%          0.85%            0.08%+
   Portfolio Turnover Rate(3)                        69.20%            51.36%          41.22%         50.79%            5.06%

* For the period June 21, 1995 to December 31, 1995.
(1) See "Annual Fund Operating Expenses" for explanation of waiver of advisory fees.
(2) Includes directed brokerage payments in corresponding portfolio.
(3) Turnover rate of corresponding portfolio.
+ Annualized


Financial Statements and Notes pertaining thereto appear in the Statement of Additional Information.

FINANCIAL HIGHLIGHTS
THE HIGHLANDS GROWTH FUND

                                                                       Years Ended December 31,
                                                 -----------------------------------------------------------
                                                  1999           1998        1997         1996         1995

Net Asset Value, Beginning of Period            $21.23         $18.55       $16.41       $15.34       $13.08

Income from Investment Operations
   Net Investment Income                         (0.01)          0.06         0.06         0.31         0.50
   Net Gains or Losses from Securities
      (both realized and unrealized)              4.37           4.32         4.73         1.07         2.68
   Total From Investment Operations               4.36           4.38         4.79         1.38         3.18

Less Distributions
   Dividends (from net investment income)          ---          (0.06)       (0.06)       (0.31)       (0.50)
   Distributions (from capital gains)            (3.22)         (1.64)       (2.59)          --        (0.42)
   Total Distributions                           (3.22)         (1.70)       (2.65)       (0.31)       (0.92)

Net Asset Value, End of Period                  $22.37         $21.23       $18.55       $16.41       $15.34

Total Return                                     21.16%         23.67%       29.28%        9.08%       24.61%

Ratios/Supplemental Data
   Net Assets, End of Period ($000)            $53,087        $43,908      $33,752      $24,204      $24,631
   Ratio of Expenses to Average Net Assets        1.56%          1.69%        1.87%        1.65%        1.64%
   Ratio of Net Investment Income to
      Average Net Assets                         -0.04%          0.31%        0.30%        1.92%        3.38%
   Ratio of Expenses to Average Net Assets
      before waiver of fees(1)                    1.57%          1.70%        1.87%        1.65%        1.64%
   Ratio of Net Investment Income to Average
      Net Assets(1)                              -0.05%          0.30%        0.30%        1.92%        3.38%

Portfolio Turnover Rate(2)                       51.22%         79.98%      129.79%       81.66%      337.57%

(1) Ratio includes fees waived and/or directed brokerage payments received in corresponding portfolio
(2) Represents turnover rate of corresponding portfolio

Financial Statements and Notes pertaining thereto appear in the Statement of Additional Information.

FINANCIAL HIGHLIGHTS
THE U.S. GOVERNMENT BOND FUND

                                                                          Years Ended December 31,
                                                   -------------------------------------------------------------
                                                    1999        1998            1997         1996         1995

Net Asset Value, Beginning of Period               $22.14      $21.19          $20.64       $21.58       $19.25
   Income from Investment Operations
   Net Investment Income                             0.88        0.97            0.99         0.96         1.11
   Net Gains or Losses from Securities
      (both realized and unrealized)                (0.81)       1.02            0.55        (0.94)        2.33
   Total From Investment Operations                  0.07        1.99            1.54         0.02         3.44

Less Distributions and Dividends
   From net investment income                       (0.88)      (0.97)          (0.99)       (0.96)       (1.11)
   From net realized gains                            ---       (0.07)            --           --           --
   Total Distributions                              (0.88)      (1.04)          (0.99)       (0.96)       (1.11)

Net Asset Value, End of Period                     $21.33      $22.14          $21.19       $20.64       $21.58

Total Return                                         0.35%       9.62%           7.70%        0.15%       18.32%

Ratios/Supplemental Data
   Net Assets, End of Period ($000)               $12,422      $11,294         $16,973      $17,783      $16,048
   Ratio of Expenses to Average Net Assets           1.00%       1.00%           1.00%        1.00%        1.00%
   Ratio of Net Investment Income to
      Average Net Assets                             4.10%       4.52%           4.85%        4.61%        5.41%
   Ratio of Expenses to Average Net Assets,
      before waiver of fees(1)                       1.18%       1.16%           1.14%        1.06%        1.14%
   Ratio of Net Investment Income to Average
      Net Assets, before waiver of fees(1)           3.92%       4.36%           4.71%        4.55%        5.27%
   Portfolio Turnover Rate(2)                      352.23%     225.11%         375.64%      778.59%      232.34%

(1) See "Annual Fund Operating Expenses" for explanation of adviser's waiver of fees.
(2) Represents turnover rate of corresponding portfolio

Financial Statements and Notes pertaining thereto appear in the Statement of Additional Information.

FINANCIAL HIGHLIGHTS
MONEY MARKET FUND

                                                                       Years Ended December 31,
                                                   --------------------------------------------------------------
                                                   1999            1998             1997        1996         1995

Net Asset Value, Beginning of Period              $1.00           $1.00            $1.00       $1.00        $1.00
   Income from Investment Operations
   Net Investment Income                           0.049           0.052            0.053       0.05         0.06
   Total From Investment Operations                0.049           0.052            0.053       0.05         0.06

Less Distributions
   Dividends (from net investment income)         (0.049)         (0.052)          (0.053)     (0.05)       (0.06)
   Total Distributions                            (0.049)         (0.052)          (0.053)     (0.05)       (0.06)
Net Asset Value, End of Period                    $1.00           $1.00            $1.00       $1.00        $1.00

Total Return                                       4.96%           5.31%            5.38%       5.27%        5.85%

Ratios/Supplemental Data
   Net Assets, End of Period ($000)             $232,023        $154,255         $169,335    $119,947     $141,087
   Ratio of Expenses to Average Net Assets          0.41%          0.40%             0.40%       0.40%        0.40%
   Ratio of Net Investment Income to
      Average Net Assets                            4.88%          5.19%             5.26%       5.15%        5.70%
   Ratio of Expenses to Average Net Assets,
      before waiver of fees(1)                      0.54%          0.59%             0.59%       0.58%        0.64%
   Ratio of Net Investment Income to Average
      Net Assets, before waiver of fees(1)          4.75%          5.00%             5.07%       4.97%        5.46%

(1) See "Annual Fund Operating Expenses" for explanation of adviser's waiver of fees.

Financial Statements and Notes pertaining thereto appear in the Statement of Additional Information.

                               SHAREHOLDER MANUAL

HOW TO BUY SHARES

Shares are offered continuously and sold without a sales charge. Shares of The Muirfield(R), Total Return Utilities, Highlands Growth, Dynamic Growth and Aggressive Growth Funds are purchased at net asset value per share next determined after receipt of the purchase order by Mutual Funds Service Co., the funds' transfer agent, or an authorized agent of the funds. Shares of The U.S. Government Bond Fund are sold at net asset value per share next determined after receipt of both a purchase order and payment by the fund's transfer agent or the fund's authorized agent. Shares of The Money Market Fund are sold at the net asset value per share next determined after receipt of both a purchase order and payment in federal funds. Investments made by check are entered and credited at the net asset value determined on the next business day following receipt.

MINIMUM INVESTMENT. The minimum investment to open an account in each fund is $2,500 except an Individual Retirement Account (IRA) which has a $500 minimum. Subsequent investments in any account may be made in amounts of at least $100.

OPENING AN ACCOUNT.  You may open an account by mail or bank wire as follows:

     BY MAIL: To purchase shares, fill out the New Account Application accompanying this Prospectus. BE SURE TO SPECIFY THE NAME OF THE FUND IN WHICH YOU ARE INVESTING. A check payable to each fund you specify must accompany the New Account Application. The funds do not accept third party checks. Payments may be made by check or Federal Reserve Draft payable to the particular fund(s) specified on the application and should be mailed to the following address: THE FLEX-FUNDS, C/O MEEDER ASSET MANAGEMENT, INC., P.O. BOX 7177, DUBLIN, OHIO 43017.

     BY BANK WIRE: If the wire order is for a new account, or to open an account in a different fund, YOU MUST TELEPHONE THE FUND PRIOR TO MAKING YOUR INITIAL INVESTMENT. Call 1-800-325-FLEX, or (614) 760-2159. Advise the fund of the amount you wish to invest and obtain an account number and instructions. Money sent by a single wire can only be invested in one fund. Have your bank wire federal funds to:

          FIRSTAR, N.A. CINTI/TRUST
               ABA #: 042-00001-3
          ATTENTION: THE FLEX-FUNDS
               (AND NAME OF FUND--SEE BELOW)
          Credit Account Number (account number for fund as follows):
               Muirfield Fund(R) -- Account Number 9305731
               Total Return Utilities Fund -- Account Number 483608915 Highlands Growth Fund -- Account Number 9304932
               Dynamic Growth Fund -- Account Number 821637675 Aggressive Growth Fund -- Account Number 821637683
               U.S. Government Bond Fund -- Account Number 9305152 Money Market Fund -- Account Number 9305533
               Account Name (your name)
               Your Flex-funds account number

On new accounts, a completed application must be sent to The Flex-funds c/o Meeder Asset Management, Inc., P.O. Box 7177, Dublin, OH 43017 on the same day your wire is sent. A fund will not permit a redemption until it receives the New Account Application in good order.

SUBSEQUENT INVESTMENTS. Subsequent investments in an existing account in any fund may be made by mailing a check payable to: Muirfield Fund(R), Total Return Utilities Fund, Highlands Growth Fund, Dynamic Growth Fund, Aggressive Growth Fund, U.S. Government Bond Fund, or Money Market Fund, as the case may be. PLEASE INCLUDE YOUR ACCOUNT NUMBER ON THE CHECK AND MAIL AS FOLLOWS:

              THE FLEX-FUNDS
              LOCATION NUMBER: 00215
              CINCINNATI, OH 45264-0215

Subsequent investments may also be made by bank wire as described above. IT IS NECESSARY TO NOTIFY THE FUND PRIOR TO EACH WIRE PURCHASE. Wires sent without notifying the fund will result in a delay of the effective date of your purchase.

WHEN PURCHASES ARE EFFECTIVE. New Account Applications for The Muirfield(R), Total Return Utilities, Highlands Growth, Dynamic Growth, Aggressive Growth and U.S. Government Bond, when accompanied by payment, are accepted immediately and the shares are priced at the next determined net asset value per share. Subsequent purchase orders are handled the same way, except on purchases made by telephone. For purchases made by telephone, payment for shares purchased in The Highlands Growth Fund is due within three business days, whereas payment for shares purchased in The Muirfield(R), Total Return Utilities, Aggressive Growth and Dynamic Growth Funds is due within one business day. Shares of The U.S. Government Bond Fund are sold at net asset value per share next determined after receipt of both a purchase order and payment. Income dividends in The U.S. Government Bond Fund begin as of the first business day following the day of purchase.

New Account Applications and subsequent purchase orders for The Money Market Fund which are received by or on behalf of the fund prior to 3:00 p.m., Eastern time on a business day, begin earning dividends that day, provided payment in federal funds (bank wire) is received by the bank that day. New Account Applications and subsequent purchase orders which are received after 3:00 p.m., or for which wire payment is not received, are accepted as a purchase the following day. Investments made by check are credited to shareholder accounts, and begin to earn dividends, on the next business day following receipt.

If a shareholder's check is dishonored, the purchase and any dividends paid thereon will be reversed. If shares are purchased with federal funds, they may be redeemed at any time thereafter and the shareholder may secure his funds as explained below. (See "How to Make Withdrawals (Redemptions).")

Financial Institutions: You may buy shares or sell shares of the funds through a broker or financial institution who may charge you a fee for this service. If you are purchasing shares of a fund through a program of services offered or administered by a securities dealer or financial institution, you should read the program materials in conjunction with this Prospectus.

Certain financial institutions that have entered into sales agreements with the funds may enter confirmed purchase orders on behalf of customers by telephone to purchase shares of The Muirfield(R), Total Return Utilities, Dynamic Growth, Aggressive Growth and U.S. Government Bond Funds. Payment is due no later than the fund's pricing on the following business day. In The Highlands Growth Fund, payment for confirmed purchase orders is due within three business days. Purchase orders for The Money Market Fund which are received prior to 3:00 p.m., Eastern time, begin earning dividends that day, provided Firstar Bank, N.A., the Custodian for the fund, receives federal funds by 4:00 p.m., Eastern time, that same day. If payment for the purchase of shares is not received in a timely manner, the financial institution could be held liable for any loss incurred by a fund.

                                DISTRIBUTION FEES

     Rule 12b-1 of the Investment Company Act permits mutual funds that adopt a written plan to pay out of fund assets certain expenses relating to the sale and distribution of their shares. Each of the funds has a 12b-1 plan. Under a plan, each fund, except for The Total Return Utilities Fund, Aggressive Growth Fund and Dynamic Growth Fund, pays an annual fee of up to 0.20% of fund assets for distribution services. The Total Return Utilities Fund, Aggressive Growth Fund and Dynamic Growth Fund pay an annual fee of up to 0.25% of fund assets for distribution services. Payments under each plan are made for distribution in the form of commissions and fees, advertising, sales literature, services of public relations consultants, direct solicitation and expenses of printing prospectuses and reports used for sales purposes. Persons who receive payments under the plans include securities brokers, attorneys, accountants, investment advisers, investment performance consultants, pension actuaries, banks, and service organizations. Because these fees are paid out of the funds' assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying out other types of sales charges.

                      HOW TO MAKE WITHDRAWALS (REDEMPTIONS)

Shares are redeemed and funds withdrawn at net asset value per share, and there are no redemption fees. (See "Valuation of Shares.")

     BY MAIL: You may redeem shares by mailing a written request to The Flex-funds, c/o Meeder Asset Management, Inc., P.O. Box 7177, Dublin, OH 43017. Certain requests by mail must include a signature guarantee. It is designed to protect you and the fund from fraud. Your request must be made in writing and include a signature guarantee if any of the following situations apply:

          * Your account registration has changed within the last 30 days;

          * The check is being mailed to a different address than the one on your account (record address);

          * The check is being made payable to someone other than the account owner; or

          * The redemptions proceeds are being transferred to a fund account with a different registration.

     You should be able to obtain a signature guarantee from a bank, broker, dealer, credit union (if authorized under state law), securities exchange or association, clearing agency, or savings association. A notary public cannot provide a signature guarantee.

     We may require further documentation if you are requesting redemption of shares held of record in the name of corporations or trustees, and other fiduciaries.

     Amounts withdrawn are mailed without charge to the address printed on your account statement.

     BY TELEPHONE: You may redeem by telephone: 1-800-325-FLEX, or call (614) 760-2159. If you who wish to use this procedure, you must select this feature on the New Account Application. Amounts withdrawn from an account by telephone are mailed without charge to the address printed on your account statement.

     As a special service, you may arrange to have amounts in excess of $1,000 wired in federal funds to a designated commercial bank account. To use this procedure please designate on the New Account Application a bank and bank account number to receive the proceeds of wire withdrawals. There is no charge for this service.

     You may change the bank account designated to receive redemptions. This may be done at any time upon written request to the fund. In this case, your signature must be guaranteed. Additional documentation may be required from corporations, executors, administrators, trustees, guardians, or other fiduciaries.

     WHEN REDEMPTIONS ARE EFFECTIVE. Redemptions are made at the net asset value per share next determined after receipt of a redemption request in good order. (See "How Net Asset Value Is Determined.")

     WHEN PAYMENTS ARE MADE. Amounts withdrawn by telephone are normally mailed or wired on the next Columbus, Ohio bank business day following the date of the order for withdrawal. In The Money Market Fund, if a request for a wire redemption is received prior to 3:00 p.m., Eastern time, on a bank business day, funds will be wired on the same day. Amounts withdrawn by mail are normally sent by mail within one business day after the request is received, and must be mailed within seven days with the following exception. If shares are purchased by check, the funds' transfer agent will not pay a redemption until reasonably satisfied the check used to purchase shares has been collected. The fund will forward proceeds promptly once the check has cleared. (See "How to Buy Shares.")

     CHECK-WRITING REDEMPTION PROCEDURE--MONEY MARKET FUND ONLY: The Money Market Fund will provide a supply of drafts to any shareholder when requested. Drafts are mailed to your address of record normally within two weeks following the date of the initial investment. These drafts may be used to draw against your Money Market Fund account. Drafts may be written in any amount greater than $100. To use this privilege you must complete the check-writing redemption feature on the New Account Application form and complete the signature card, or notify the fund after making an initial investment.

     A commercial check package consisting of 300 drafts is available for a nominal charge. If you are interested in a commercial check package, you should contact the funds for additional information.

     When a draft is presented to the Bank for payment, the Bank (as your agent) will cause the fund to redeem sufficient shares to cover the amount of the draft. Shares continue earning dividends until the day on which the draft is presented to the Bank for payment. Due to the delay caused by the requirement that redemptions be priced at the next computed net asset value, the Bank will only accept drafts for payment which are presented through normal bank clearing channels. If shares are purchased by check, the funds' transfer agent will return drafts drawn on funds from purchases made by check(s), or any portion thereof, until the check(s) used to purchase shares has cleared. If you anticipate draft redemptions soon after you purchase shares, you are advised to wire funds to avoid the return of any draft(s). If the amount of the draft is greater than the value of the shares held in your account, the draft will be returned and your account will be charged a fee of $15. To avoid the possibility that a draft may not be accepted due to insufficient share balances, you should not attempt to withdraw the full amount of an account or to close out an account by using this procedure. The Money Market Fund, the transfer agent and the Bank will not be liable for any loss or expenses associated with returned drafts. Use of this procedure will be subject to the Bank's rules and regulations governing checking accounts.

     You may request a stop payment on any draft and the transfer agent will attempt to carry out your request. The transfer agent cannot guarantee that such efforts will be successful. As the Bank charges the fund for this service, your account will be charged a $27.50 fee for any such request that becomes effective. No fee, other than those specified above, will be charged to you for participation in the check-writing redemption procedure or for the clearance of any drafts.

     ACCOUNTS WITH LOW BALANCES. Any fund may redeem shares in your account for their then current net asset value and pay the proceeds to you if at any time your account has shares valued at less than $1,000 ($500 for an IRA) as a result of redemptions you have made. Any fund may redeem the shares in your account if you have opened your account for less than the minimum purchase amount and you do not purchase additional shares to meet the minimum. Before any shares are redeemed for these purposes, you will be notified in writing 30 days before any such redemption to bring the value of shares in the account to $1,000 ($500 for an IRA).

                               EXCHANGE PRIVILEGE

You may exchange shares of any fund for shares of any other Flex-funds' fund that are available for sale in your state at their respective net asset values. Exchanges are subject to applicable minimum initial and subsequent investment requirements. It will be necessary to complete a separate New Account Application if:

     o    you wish to register a new account in a different name;

     o    you wish to add telephone redemption to an account; or

     o you wish to have check-writing redemption privileges in a Money Market Fund account.

Exchange requests may be directed to the fund by telephone or written request. If your request is in valid form, and is accepted before the close of the fund's business day, shares will be exchanged that day. Exchange requests from The Money Market Fund to another fund must be received prior to 3:00 p.m., Eastern time, to be exchanged that day. Otherwise, they will be exchanged the next business day.

     BY MAIL: Exchange requests may also be made in writing and should be sent to The Flex-funds, c/o Meeder Asset Management, Inc., P.O. Box 7177, Dublin, Ohio 43017. The letter must be signed exactly as your name appears on the fund's account records.

     BY TELEPHONE: Exchange requests may be made by telephone: call 1-800-325-FLEX, or call (614) 760-2159. You may make exchanges by telephone if you have telephone redemption privileges for your current account. The registration of additional accounts must be identical.

     Any exchange involves a redemption of all or a portion of the shares in one fund and an investment of the redemption proceeds in shares of one of the other funds. The exchange will be based on the respective net asset values of the shares involved, ordinarily at the value next determined after the request is received. An exchange may be delayed briefly if redemption proceeds will not be available immediately for purchase of newly acquired shares. The exchange privilege may be modified or terminated at any time. In addition, each fund may reject any exchange request and limit your use of the exchange privilege.

     The exchange of shares of one fund for shares of another fund is treated for federal income tax purposes as a sale of the shares given in exchange. You may realize a taxable gain or loss on an exchange, and you should consult your tax adviser for further information concerning the tax consequences of an exchange.

                              TRANSACTION POLICIES

     VALUATION OF SHARES. The net asset value per share (NAV) for each fund, except the U.S. Government Bond Fund and the Money Market Fund, is determined each business day at the close of regular trading on the New York Stock Exchange (typically 4:00 p.m. Eastern Time) by dividing the fund's net assets by the number of its shares outstanding. The NAV for the U.S. Government Bond Fund and the Money Market Fund are determined each business day that the Federal Reserve System is open. The NAV for the U.S. Government Bond Fund and the Money Market Fund are calculated on each such business day at 3:00 p.m., Eastern time. The NAV is not calculated on days when the New York Stock Exchange is closed. For a list of holidays when the New York Stock Exchange is closed, please see "Additional Purchases and Redemption Information" in the Statement of Additional Information.

     The assets of each portfolio, except the Money Market Portfolio, are generally valued on the basis of market quotations or, where market quotations are not readily available, on the basis of fair value as determined by the adviser under procedures adopted by the Board of Trustees. The assets of the Money Market Portfolio (and short-term money market instruments held by other portfolios) are valued on the basis of amortized cost.

     BUY AND SELL PRICES. When you buy shares, you pay the NAV. When you sell shares, you receive the NAV.

     EXECUTION OF REQUESTS. Each fund, except the U.S. Government Bond Fund and The Money Market Fund, is open on those days when the New York Stock Exchange is open, typically Monday through Friday. The U.S. Government Bond Fund and The Money Market Fund are open on those days when the Federal Reserve System is open, typically Monday through Friday. Buy and sell requests are executed at the next NAV to be calculated after your request is received by the transfer agent.

     At times of peak activity, it may be difficult to place requests by phone. During these times, consider sending your request in writing.

     In unusual circumstances, any fund may temporarily suspend the processing of sell requests, or may postpone payment of proceeds for up to seven business days, as allowed by federal securities laws.

     TELEPHONE TRANSACTIONS. For your protection, telephone requests may be recorded in order to verify their accuracy. In addition, the transfer agent will take measures to verify the identity of the caller, such as asking for name, account number, Social Security or other taxpayer ID number and other relevant information. If appropriate measures are taken, the transfer agent is not responsible for any losses that may occur to any account due to an unauthorized telephone call. Proceeds from telephone transactions can only be mailed to the address of record.

     SALES IN ADVANCE OF PURCHASE PAYMENTS. When you place a request to sell shares for which the purchase money has not yet been collected, the request will be executed in a timely fashion, but the fund will not release the proceeds to you until your purchase payment clears. This may take up to fifteen days after the purchase.

                           OTHER SHAREHOLDER SERVICES

     AUTOMATIC ACCOUNT BUILDER:

     This program offers you a convenient way to invest in a fund by automatically transferring money from your checking or savings account each month to buy shares. Under the program, regular investments in any fund of $100 or more will be deducted from your checking or savings account and invested in shares of the fund(s) selected. Your bank must be a member of the Automated Clearing House (ACH). If you wish to add to your investment account, you must complete the Automatic Account Builder section of the New Account Application. There is no charge for this service.

     DIRECT DEPOSIT:

     Investments of $100 or more may be directly deposited into your account. If you wish to have a financial institution electronically transfer funds into your account, you should contact the fund for information on this service. There is no charge for this service.

     SYSTEMATIC WITHDRAWAL PROGRAM:

     This program allows you to automatically sell your shares and receive regular distributions of $100 or more from your account. You must either own or purchase shares having a value of at least $10,000 and advise the fund in writing of the amount to be distributed and the desired frequency, i.e., monthly, quarterly or annually. This option may be exercised by completing the appropriate section of the New Account Application. You should realize that if withdrawals exceed income dividends, the invested principal may be depleted. You may make additional investments and may change or stop the program at any time. There is no charge for this program.

     RETIREMENT PLANS

     The funds offer retirement plans which include a prototype Profit Sharing Plan, a Money Purchase Pension Plan, a Salary Savings Plan - 401(k), an Individual Retirement Account (IRA), a Roth IRA, an Education IRA, a Simple IRA and a Simplified Employee Pension (SEP) Plan. Plan Adoption Agreements and other information required to establish a Flex-funds Retirement Plan are available from The Flex-funds, c/o Meeder Asset Management, Inc., P.O. Box 7177, Dublin, Ohio 43017; or call 1-800-325-FLEX, or call (614) 760-2159.

     SUB-ACCOUNTING FOR INSTITUTIONAL INVESTORS:

     A fund's optional sub-accounting system offers a separate shareholder account for each participant and a master account record for the institution. Share activity is thus recorded and statements prepared for both individual sub-accounts and for the master account. For more complete information concerning this program contact the fund.

     DISTRIBUTOR:

     Shares of the funds are sold in those states where their shares have been registered for sale or a valid exemption exists. States where registration or an exemption exists can be obtained by calling 1-800-325-FLEX or (614) 760-2159.

                                 MORE ABOUT RISK

     A fund's risk profile is largely defined by the fund's principal securities and investment practices. You may find the most concise description of each fund's risk profile in the fund-by-fund information.

     The funds are permitted to use - within limits established by the trustees
- certain other securities and investment practices that have higher risks and opportunities associated with them. To the extent that a fund utilizes these securities or practices, its overall performance may be affected, either positively or negatively. On the following pages are brief descriptions of these securities and investment practices, along with the risks associated with them. The funds follow certain policies that may reduce these risks.

     As with any mutual fund, there is no guarantee that a Flex-funds' fund will earn income or show a positive total return over any period of time - days, months or years.

INVESTMENT PRACTICES, SECURITIES AND RELATED RISKS

     This table shows each portfolio's investment limitations as a percentage of portfolio assets, if a percentage applies. In each case the principal types of risk are listed (see following pages for definitions). Numbers in this table show allowable usage only; for actual usage, consult the portfolios and funds' annual/semiannual reports.

     NL -- No policy limitation on usage; portfolio may be using currently P -- Permitted, but has not typically been used
     NP -- Not permitted


                                                                                                  AGGRESSIVE
                                                  UTILITIES                                       GROWTH       GROWTH
                                    GROWTH        STOCK                                MONEY      MUTUAL       MUTUAL
                                    STOCK         PORTFOLIO  MUTUAL      BOND          MARKET     FUND         FUND
                                    PORTFOLIO     (TOTAL     FUND        PORTFOLIO     PORTFOLIO  PORTFOLIO    PORTFOLIO
                                    (HIGHLANDS    RETURN     PORTFOLIO   (U.S.         (MONEY     (AGGRESSIVE  (DYNAMIC
                                    GROWTH        UTILITIES  (MUIRFIELD  GOVERNMENT    MARKET     GROWTH       GROWTH
                                    FUND)         FUND)      FUND(R))    BOND FUND)    FUND)      FUND)        FUND)

BORROWING; REVERSE REPURCHASE       33-1/3%       33-1/3%    5%          5%            5%         33-1/3%      33-1/3%
AGREEMENTS.  Leverage and credit
risk.

COMPANIES WITH LIMITED OPERATING    P             P          P           NP            P          NL           NL
HISTORIES.  Market, liquidity and
information risk.

CONVERTIBLE SECURITIES.  Market,    P             P          P           NP            NP         P            P
interest rate, prepayment and
credit risk.

CURRENCY CONTRACTS.  Currency       NP            P          NP          NP            NP         NP           NP
leverage, credit, correlation,
liquidity and opportunity risks.




DEFENSIVE MEASURES.  Opportunity    20%           100%       100%        100%          100%       NP           NP
risk.

FOREIGN SECURITIES.  Market,        NP            25%        P           NP            NP         P            P
currency, transaction, liquidity,
information and political risk.

HEDGING STRATEGIES; FINANCIAL       100%          100%       100%        100%          NP         100%         100%
FUTURES AND OPTIONS; SECURITIES
AND INDEX OPTIONS.  Hedging,
correlation, opportunity,
leverage, interest rate, market,
and liquidity risks.

ILLIQUID AND RESTRICTED             10%           10%        10%         10%           10%        15%*         15%*
SECURITIES.  Market, liquidity
and transaction risk.

INVESTMENT GRADE BONDS.  Interest   P             P          P           NP            P           P            P
rate, prepayment, market and
credit risk.

LONG/SHORT FUNDS.  Market, hedged   NP            NP         P           NP            NP         NL           NL
leverage, speculative leverage,
correlation, liquidity, and
opportunity risks.

REPURCHASE AGREEMENTS.  Credit      20%           100%       100%        100%          100%       20%          20%
risk.

SECTOR FOCUS.  Market and           NP            NL         P           NP            NP         NL           NL
liquidity risk.

SECURITIES LENDING.  Credit risk.   NP            30%        NP          NP            NP         33-1/3%      33-1/3%

SHORT SALES -                       15%           15%        NP          NP            NP         P            P
  HEDGED.  hedged leverage,
market correlation, liquidity,
and opportunity risks.

  SPECULATIVE.  Speculative
leverage, market, and liquidity
risks.

SHORT-TERM TRADING.  Market risk.   NL            NL         NL          NL            NL         NL           NL

SMALL AND MID-SIZED COMPANY         P             P          NL          NP            NP         NL           NL
SECURITIES.  Market, liquidity
and information risk.

WHEN-ISSUED SECURITIES AND          NP            NP         P           NP            NP         P            P
FORWARD COMMITMENTS.  Market,
opportunity and leverage risks.

*15% of the Portfolio's assets.

                          RISK AND INVESTMENT GLOSSARY

     BORROWING refers to a loan of money from a bank or other financial institution undertaken by a portfolio.

     COMMON STOCK is a share of ownership (equity) interest in a company.

     COMPANIES WITH LIMITED OPERATING HISTORIES are securities issued by companies that have been in continuous operation for less than three years. Sometimes called "unseasoned" issuers.

     CONVERTIBLE SECURITIES are debt or equity securities which may be converted on specified terms into stock of the issuer.

     CORRELATION RISK occurs when a portfolio "hedges" - uses one investment to offset the fund's position in another. If the two investments do not behave in relation to one another the way portfolio managers expect them to, then unexpected results may occur.

     CREDIT RISK means that the issuer of a security or the counterparty to an investment contract may default or become unable to pay its obligations when due.

     CURRENCY CONTRACTS involve the right or obligation to buy or sell a given amount of foreign currency at a specified price and future date.

     CURRENCY RISK happens when a portfolio buys or sells a security denominated in foreign currency. Foreign currencies "float" in value against the U.S. dollar. Adverse changes in foreign currency value can cause investment losses when a portfolio's investments are converted to U.S. dollars.

     DEFENSIVE MEASURES may be taken when a portfolio's adviser believes they are warranted due to market conditions. When this happens, the portfolio may increase its investment in government securities and other short-term securities without regard to the portfolio's investment restrictions, policies or normal investment emphasis. As a result, the portfolio could be unable to achieve its investment objective.

     DIVERSIFICATION means a diversified fund may not, with respect to at least 75% of its assets (in the case of the Money Market Fund, 100% of its assets), invest more than 5% of its assets in the securities of one company. A non-diversified fund may be more volatile than a diversified fund because it invests more of its assets in a smaller number of companies and the gains or losses on a single stock will therefore have a greater impact on the fund's share price. All of the Flex-funds are diversified funds. However, each of the Mutual Fund Portfolio (the corresponding Portfolio of The Muirfield Fund(R)), the Growth Mutual Fund Portfolio (the corresponding Portfolio of The Dynamic Growth Fund), and the Aggressive Growth Mutual Fund Portfolio (the corresponding Portfolio of the Aggressive Growth Fund) may invest more than 5% of its assets in one mutual fund. If this underlying mutual fund performs poorly, this could negatively affect each of The Muirfield Fund(R)'s, The Dynamic Growth Fund's, and The Aggressive Growth Fund's share price.

     FINANCIAL FUTURES are exchange-traded contracts on securities, securities indexes or foreign currencies that obligate the holder to take or make future delivery of a specified quantity of those underlying securities or currencies on a predetermined future date.

     FOREIGN SECURITIES are issued by companies located outside of the United States. A fund considers a company to be located outside the United States if the principal securities trading market for its equity securities is located outside the U.S. or it is organized under the laws of, and has its principal office in, a country other than the U.S.

     FORWARD FOREIGN CURRENCY CONTRACTS are privately negotiated contracts committing the holder to purchase or sell a specified quantity of a foreign currency on a predetermined future date.

     HEDGING RISK comes into play when a portfolio uses a security whose value is based on an underlying security or index to "offset" the portfolio's position in another security or currency. The objective of hedging is to offset potential losses in one security with gains in the hedge. But a hedge can eliminate or reduce gains as well as offset losses. (Also see "Correlation Risk.")

     ILLIQUID AND RESTRICTED SECURITIES are securities which, by rules of their issue or by their nature, cannot be sold readily. These include illiquid Rule 144A securities.

     INFORMATION RISK means that information about a security or issuer may not be available, complete, accurate or comparable.

     INTEREST RATE RISK is the risk that changes in interest rates will adversely affect the value of an investor's securities. When interest rates rise, the value of fixed-income securities will generally fall. Conversely, a drop in interest rates will generally cause an increase in the value of fixed-income securities. Longer-term securities are subject to greater interest rate risk.

     INVESTMENT GRADE BONDS are rated BBB (Standard & Poor's) or Baa (Moody's) or above. Bonds rated below investment grade are subject to greater credit risk than investment grade bonds.

     LEVERAGE RISK occurs in some securities or techniques that tend to magnify the effect of small changes in an index or a market. This can result in a loss that exceeds the account that was invested in the contract. Also, if the Mutual Fund Portfolio (the corresponding Portfolio of The Muirfield Fund(R)), the Growth Mutual Fund Portfolio (the corresponding Portfolio of The Dynamic Growth
Fund), or the Aggressive Growth Mutual Fund Portfolio (the corresponding Portfolio of the Aggressive Growth Fund) invests in mutual funds that use leverage, it will have the risks arising from the use of leverage.

     LIQUIDITY RISK occurs when investments cannot be sold readily. A fund may have to accept a less-than-desirable price to complete the sale of an illiquid security or may not be able to sell it at all.

     LONG/SHORT FUNDS are mutual funds or closed end investment companies that can take long and/or short positions in equity and/or debt securities of U.S. and foreign companies. Long/Short funds buy equity and/or debt securities "long" that they believe will perform better than their peers. Long/Short funds sell equity and/or debt securities "short" that they believe will underperform their peers. A long position is when the Long/Short Fund purchases equity and/or debt securities outright. A short position is when the Long/Short Fund sells an equity and/or debt security that it has borrowed with the expectation that the market price will drop and that the security will be able to be bought back at a lower price at a later date.

     MARKET CAPITALIZATION is the total current market value of a company's outstanding common stock.

     MARKET RISK exists in all mutual funds and means the risk that the prices of securities in a market, a sector, or an industry will fluctuate, and that such movements might reduce an investment's value.

     OPPORTUNITY RISK means missing out on an investment opportunity because the assets necessary to take advantage of it are committed to less advantageous investments or strategies.

     OPTIONS are contracts giving the holder the right but not the obligation to purchase or sell a security on or before a predetermined future date for a fixed price. Options on securities indexes are similar, but settle in cash.

     POLITICAL RISK comes into play with investments, particularly foreign investments, which may be adversely affected by nationalization, taxation, war, government instability or other economic or political actions or factors.

     PREPAYMENT RISK is the risk that, as interest rates fall, borrowers are more likely to refinance their debts. As a result, the principal on certain fixed income securities may be paid earlier than expected, which could cause investment losses and cause prepaid amounts to have to be reinvested at a relatively lower interest rate.

     REPURCHASE AGREEMENTS means the purchase of a security that must later be sold back to the issuer at the same price plus interest.

     SECTOR FOCUS occurs when a significant portion of a portfolio's assets are invested in a relatively small number of related industries. None of The Flex-funds, except the Total Return Utilities Fund, will concentrate more than 25% of their total assets in any one industry. However, if the Mutual Fund Portfolio (the corresponding Portfolio of The Muirfield Fund(R)), the Growth Mutual Fund Portfolio (the corresponding Portfolio of The Dynamic Growth Fund) or Aggressive Growth Mutual Fund Portfolio (the corresponding Portfolio of The Aggressive Growth Fund) invest in mutual funds that concentrate investments in one or a small number of related industries, they will have the risks arising from sector focus. Sector focus may increase both market and liquidity risk.

     SECURITIES LENDING means the lending of securities to financial institutions, which provide cash or government securities as collateral.

     SHORT SALES means the selling of securities which have been borrowed on the expectation that the market price will drop and that the securities will be able to be bought back at a lower price at a later date.

     SHORT-TERM TRADING means selling a security soon after purchase. A portfolio engaging in short-term trading will have higher turnover and transaction expenses. Short-term trading may also result in short-term capital gains. Upon the distribution to you of any net short-term capital gains from a fund, you will be taxed at ordinary tax rates. Because the adviser or subadviser may take defensive measures with regard to 100% of the assets in the corresponding portfolios of The Total Return Utilities Fund, The Muirfield Fund(R), The Money Market Fund and The U.S. Government Bond Fund, the risks and expenses of short-term trading may be higher in these portfolios.

     SMALL AND MID-SIZED COMPANY SECURITIES are securities issued by small or mid-sized companies, as measured by their market capitalization. Historically, smaller company securities have been more volatile in price than larger company securities, especially over the short-term. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions. In general, the smaller the company, the greater its risks.

     TRANSACTION RISK means that a portfolio may be delayed or unable to settle a transaction or that commissions and settlement expenses may be higher than usual.

     WHEN ISSUED SECURITIES AND FORWARD COMMITMENTS involve the purchase and sale of securities for delivery at a future date, market value may change before delivery.

FOR MORE INFORMATION:

STATEMENT OF ADDITIONAL INFORMATION (SAI)

     The SAI provides more detailed information about the funds. The SAI has been filed with the Securities and Exchange Commission and is incorporated by reference in this Prospectus (is legally a part of this Prospectus).

ANNUAL AND SEMIANNUAL REPORTS

     These reports include portfolio holdings, financial statements, performance information, the auditor's report (in the case of the annual report), and a discussion of the market conditions and investment strategies that significantly affected the fund's performance during their last fiscal year.

     Information about the funds (including the SAIs) can be reviewed and copied at the Commission's Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090. Reports and other information about the funds are available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: PUBLICINFO@SEC.GOV, or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102.

     To request a free copy of the current annual/semi-annual report or SAI, request other information about the funds, or make shareholder inquiries, please write, call or E-mail us at:


                           The Flex-funds
                           6000 Memorial Drive
                           Dublin, OH  43017
                           Telephone:  1-800-325-FLEX or 614-766-7074
                           WWW.FLEXFUNDS.COM



                                   Investment Company Act File No. 811-3462

                           TOTAL RETURN UTILITIES FUND
                         A FUND OF THE FLEX-FUNDS TRUST

                       STATEMENT OF ADDITIONAL INFORMATION
                                 APRIL 30, 2000


This Statement is not a prospectus but should be read in conjunction with The Flex-funds current Prospectus (dated April 30, 2000). Please retain this document for future reference. To obtain an additional copy of the Prospectus, please call Mutual Funds Service Co. at 1-800-325-3539. Capitalized terms used and not otherwise defined herein have the same meanings as defined in the Prospectus.

         TABLE OF CONTENTS                                        PAGE

         Description of the Trust                                   2
         Investment Policies and Limitations                        5
         Risk Considerations                                       25
         Portfolio Transactions                                    26
         Valuation of Portfolio Securities                         28
         Performance                                               29
         Additional Purchase and Redemption Information            32
         Distributions and Taxes                                   34
         Investment Adviser and Manager                            36
         Investment Subadviser                                     38
         Distribution Plan                                         38
         Trustees and Officers                                     40
         Flex-funds Retirement Plans                               44
         Contracts With Companies Affiliated With Manager          49
         Additional Information                                    50
         Principal Holders of Outstanding Shares                   50
         Financial Statements                                      51


         INVESTMENT ADVISER                          TRANSFER AGENT
         Meeder Asset Management, Inc.               Mutual Funds Service Co.

         INVESTMENT SUBADVISER
         Miller/Howard Investments, Inc.

                            DESCRIPTION OF THE TRUST

     BACKGROUND. The Trust was organized as a Massachusetts business trust on December 31, 1991 as the successor to a Pennsylvania business trust organized on April 30, 1982. Each of its seven constituent funds is a diversified open-end management investment company. The business and affairs of the Trust are under the direction of its Board of Trustees.

     The Trust has no investment adviser because the Trust seeks to achieve the investment objective of each Fund by investing each Fund's assets in the corresponding Portfolio. Each Portfolio has retained the services of Meeder Asset Management, Inc., formerly known as R. Meeder & Associates, Inc., as investment adviser.

     INVESTMENT STRUCTURE. Unlike other mutual funds which directly acquire and manage their own portfolio of securities, The Total Return Utilities Fund seeks to achieve its investment objectives by investing all of its assets in the Utilities Stock Portfolio, a separate registered investment company with the same investment objectives as the Fund. Therefore, an investor's interest in the Portfolio's securities is indirect. In addition to selling a beneficial interest to the Fund, the Portfolio may sell beneficial interests to other mutual funds or investors. Such investors will invest in the Portfolio on the same terms and conditions and will pay a proportionate share of the Portfolio's expenses. However, the other investors investing in the Portfolio are not required to sell their shares at the same public offering price as the Fund. Investors in the Fund should be aware that these differences may result in differences in returns experienced by investors in the different funds that invest in the Portfolio. Such differences in returns are also present in other mutual fund structures. Information concerning other holders of interests in the Portfolio is available by contacting the Trust by calling: 1-800-325-FLEX, or (614) 760-2159.

     The Utilities Stock Portfolio is organized as a trust under the laws of the State of New York. The Portfolio's Declaration of Trust provides that the Fund and other entities investing in the Portfolio (e.g., other investment companies, insurance company separate accounts, and common and commingled trust funds) will each be liable for all obligations of the Portfolio. However, the risk of the Fund incurring financial loss on account of such liability is limited to circumstances in which both inadequate insurance existed and the Portfolio itself was unable to meet its obligations. Accordingly, the Trustees of the Trust believe that neither the Fund nor its shareholders will be adversely affected by reason of the Fund's investing in the Portfolio. In addition, whenever the Trust is requested to vote on matters pertaining to the fundamental policies of the Portfolio, the Trust will hold a meeting of the Fund's shareholders and will cast its vote as instructed by the Fund's shareholders.

     Smaller funds investing in the Portfolio may be materially affected by the actions of larger funds investing in the Portfolio. For example, if a large fund withdraws from the Portfolio, the remaining funds may experience higher pro rata operating expenses, thereby producing lower returns. Additionally, the Portfolio may become less diverse, resulting in increased portfolio risk. (However, this possibility also exists for traditionally structured funds that have large or institutional investors.) Also, funds with a greater pro rata ownership in the Portfolio could have effective voting control of the operations of the Portfolio. Whenever the Trust is requested to vote on matters pertaining to the Portfolio, the Trust will hold a meeting of shareholders of the Fund and will cast all of its votes in the same proportion as do the Fund's shareholders. Certain changes in the Portfolio's investment objectives, policies or restrictions may require the Trust to withdraw the Fund's interest in the Portfolio. Any such withdrawal could result in a distribution in kind of portfolio securities (as opposed to a cash distribution from the Portfolio). If such securities are distributed, the Fund could incur brokerage, tax or other charges in converting the securities to cash. In addition, the distribution in kind may result in a less diversified portfolio of investments or adversely affect the liquidity of the Fund.

     The Trust may withdraw the investment of a Fund from its corresponding Portfolio at any time, if the Board of Trustees of the Trust determines that it is in the best interests of the Fund to do so. Upon any such withdrawal, the Board of Trustees would consider what action might be taken, including the investment of all the assets of the Fund in another pooled investment entity having the same investment objectives as that Fund or the retaining of an investment adviser to manage the Fund's assets in accordance with the investment policies with respect to that Fund's corresponding Portfolio. The inability to find an adequate investment pool or investment adviser could have a significant impact on shareholders' investment in the Fund.

     The assets of the Trust received for the issue or sale of the shares of the Fund and all income, earnings, profits, and proceeds thereof, subject only to the rights of creditors, are especially allocated to the Fund and constitute the underlying assets of the Fund. The underlying assets of the Fund are segregated on the books of account, and are to be charged with the liabilities with respect to the Fund and with a share of the general expenses of the Trust. Expenses with respect to the Trust are to be allocated in proportion to the asset value of the respective funds except where allocations of direct expense can otherwise be fairly made. The officers of the Trust, subject to the general supervision of the Board of Trustees, have the power to determine which expenses are allocable to a given fund, or which are general or allocable to all of the funds. In the event of the dissolution or liquidation of the Trust, shareholders of each fund are entitled to receive as a class the underlying assets of such fund available for distribution.

     As stated in "Investment Policies and Limitations," except as otherwise expressly provided herein, the Fund's investment objectives and policies are not fundamental and may be changed by Trustees without shareholder approval.

     For descriptions of the investment objectives and policies of the Portfolio, see "Investment Policies and Limitations." For descriptions of the management and expenses of the Portfolios, see "Investment Adviser and Manager" and "Trustees and Officers."

     SHARES OF BENEFICIAL INTEREST. The Trust's Declaration of Trust permits the Trust to offer and sell an unlimited number of full and fractional shares of beneficial interest in each of the Trust's existing funds and to create additional funds. All shares have a par value of $.10 per share, are fully paid, non-assessable and fully transferable when issued. All shares are issued as full or fractional shares.

     A fraction of a share has the same rights and privileges as a full share. Each fund of the Trust will issue its own series of shares of beneficial interest. The shares of each fund represent an interest only in that fund's assets (and profits or losses) and in the event of liquidation, each share of a particular fund would have the same rights to dividends and assets as every other share of that fund.

     Each full or fractional share has a proportionate vote. On some issues, such as the election of Trustees, all shares of the Trust vote together as one series. On an issue affecting a particular fund, only its shares vote as a separate series. An example of such an issue would be a fundamental investment restriction pertaining to only one fund. In voting on a Distribution Plan, approval of the Plan by the shareholders of a particular fund would make the Plan effective as to that fund, whether or not it had been approved by the shareholders of the other funds.

     Shares are fully paid and nonassessable. The Trust or any fund may be terminated upon the sale of its assets to another open-end management investment company, if approved by vote of the holders of a majority of the Trust or the fund, as determined by the current value of each shareholder's investment in the fund or Trust, or upon liquidation and distribution of its assets, if approved by a majority of the Trustees of the Trust. If not so terminated, the Trust and the fund will continue indefinitely.

     TRUSTEE LIABILITY. The Declaration of Trust provides that the Trustees, if they have exercised reasonable care, will not be liable for any neglect or wrongdoing, but nothing in the Declaration of Trust protects Trustees against any liability to which they would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of their office.

     VOTING RIGHTS. When matters are submitted for shareholder vote, shareholders of each fund will have one vote for each full share held and proportionate, fractional votes for fractional shares held. A separate vote of a fund is required on any matter affecting the fund on which shareholders are entitled to vote. Shareholders of one fund are not entitled to vote on a matter that does not affect that fund but that does require a separate vote of any other fund. There normally will be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of Trustees holding office have been elected by shareholders, at which time the Trustees then in office will call a shareholders' meeting for the election of Trustees. Any Trustee may be removed from office upon the vote of shareholders holding at least two-thirds of the Trust's outstanding shares at a meeting called for that purpose. The Trustees are required to call such a meeting upon the written request of shareholders holding at least 10% of the Trust's outstanding shares. Shareholders have under certain circumstances (e.g., upon application and submission of certain specified documents to the Trustees of a fund by a specified number of shareholders) the right to communicate with other shareholders in connection with requesting a meeting of shareholders for the purpose of removing one or more Trustees.

                       INVESTMENT POLICIES AND LIMITATIONS

     The following policies and limitations supplement those set forth in the Prospectus. Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of the Portfolio's assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such standard or percentage limitation will be determined immediately after and as a result of the Portfolio's acquisition of such security or other asset. Accordingly, any subsequent change in values, net assets, or other circumstances will not be considered when determining whether the investment complies with the Fund's investment policies and limitations.

     The Fund's fundamental investment limitations cannot be changed without approval by a "majority of the outstanding voting securities" (as defined in the Investment Company Act of 1940) of the Fund. However, except for the fundamental investment limitations set forth below, the investment policies and limitations described in this Statement of Additional Information are not fundamental and may be changed by the Trustees without shareholder approval. THE FOLLOWING ARE THE PORTFOLIO'S FUNDAMENTAL INVESTMENT LIMITATIONS SET FORTH IN THEIR ENTIRETY; PROVIDED THAT NOTHING IN THE FOLLOWING INVESTMENT RESTRICTIONS WILL PREVENT THE FUND FROM INVESTING ALL OR PART OF THE FUND'S ASSETS IN AN OPEN-END MANAGEMENT INVESTMENT COMPANY WITH THE SAME INVESTMENT OBJECTIVE AS THE FUND. THE FUND OR THE PORTFOLIO MAY NOT

     (1) with respect to 75% of the Portfolio's total assets, purchase the securities of any issuer (other than obligations issued or guaranteed by the government of the United States, or any of its agencies or instrumentalities) if, as a result thereof, (a) more than 5% of the Portfolio's total assets would be invested in the securities of such issuer, or (b) the Fund would hold more than 10% of the voting securities of such issuer;

     (2) issue senior securities, except as permitted under the Investment Company Act of 1940;

     (3) borrow money, except that the Portfolio may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33-1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33-1/3% limitation;

     (4) underwrite securities issued by others (except to the extent that the Portfolio may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities);

     (5) purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, more than 25% of the Portfolio's total assets would be invested in the securities of companies whose principal business activities are in the same industry, except that the Portfolio may invest more than 25% of its total assets in securities of public utility companies;

     (6) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Portfolio from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);

     (7) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Portfolio from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities); or

     (8) lend any security or make any other loan if, as a result, more than 33-1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements.

THE FOLLOWING INVESTMENT LIMITATIONS ARE NOT FUNDAMENTAL, AND MAY BE CHANGED WITHOUT SHAREHOLDER APPROVAL.

     (i) The Portfolio does not currently intend to engage in short sales, but may engage in short sales "against the box" to the extent that the Portfolio contemporaneously owns or has the right to obtain at no added cost securities identical to those sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.

     (ii) The Portfolio does not currently intend to purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

     (iii) The Portfolio may borrow money only (a) from a bank, or from a registered investment company for which the Manager serves as investment adviser if an applicable exemptive order has been granted or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of fundamental investment limitation (3). The Portfolio will not purchase any security while borrowings representing more than 5% of its total assets are outstanding. The Portfolio will not borrow from other funds advised by the Manager if total outstanding borrowings immediately after such borrowing would exceed 15% of the Portfolio's total assets.

     (iv) The Portfolio does not currently intend to purchase any security if, as a result, more than 10% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued, including repurchase agreements with remaining maturities in excess of seven days or securities without readily available market quotes.

     (v) The Portfolio does not currently intend to invest in securities of real estate investment trusts that are not readily marketable, or to invest in securities of real estate limited partnerships that are not listed on the New York Stock Exchange or the American Stock Exchange or traded on the NASDAQ National Market System.

     (vi) The Portfolio does not currently intend to lend assets other than securities to other parties, except by (a) lending money (up to 5% of the Portfolio's net assets) to a registered investment company for which the Manager serves as investment adviser or (b) acquiring loans, loan participations, or other forms of direct debt instruments and in connection therewith, assuming any associated unfunded commitments of the sellers. (This limitation does not apply to purchases or debt securities or to repurchase agreements.)

     (vii) The Portfolio does not currently intend to purchase securities of other investment companies. This limitation does not apply to securities received as dividends, through offers of exchange, or as a result of reorganization, consolidation, or merger.

     (viii) The Portfolio does not currently intend to purchase the securities of any issuer other than securities issued or guaranteed by domestic or foreign governments (or political subdivisions thereof) if, as a result, more than 5% of its total assets would be invested in the securities of business enterprises that, including predecessors, have a record of less than three years of continuous operation.

     (ix) The Portfolio does not currently intend to purchase warrants, valued at the lower of cost or market, in excess of 5% of the Portfolio's net assets. Included in that amount, but not to exceed 2% of the Portfolio's net assets, may be warrants that are not listed on the New York Stock Exchange or the American Stock Exchange. Warrants acquired by the Portfolio in units or attached to securities are not subject to these restrictions.

     (x) The Portfolio does not currently intend to invest in oil, gas, or other mineral exploration or development programs or leases.

     (xi) The Portfolio does not currently intend to purchase the securities of any issuer if those officers and Trustees of the Trust and those officers and directors of the Manager or the Subadviser who individually own more than 1/2 of 1% of the securities of such issuer, together own more than 5% of such issuer's securities.

     (xii) The Portfolio does not currently intend to invest in electric utilities whose generation of power is derived from nuclear reactors.

     For the Portfolio's limitations on futures and options transactions, see the section entitled "Limitations on Futures and Options Transactions" beginning on page 17. For the Portfolio's limitations on short sales, see the section entitled "Short Sales" on page 22.

MONEY MARKET INSTRUMENTS

     When investing in money market instruments, the Portfolio will limit its purchases, denominated in U.S. dollars, to the following securities.

     * U.S. Government Securities and Securities of its Agencies and Instrumentalities - obligations issued or guaranteed as to principal or interest by the United States or its agencies (such as the Export Import Bank of the United States, Federal Housing Administration, and Government National Mortgage Association) or its instrumentalities (such as the Federal Home Loan Bank, Federal Intermediate Credit Banks and Federal Land Bank), including Treasury bills, notes and bonds.

     * Bank Obligations and Instruments Secured Thereby - obligations including certificates of deposit, time deposits and bankers' acceptances) of domestic banks having total assets of $1,000,000,000 or more, instruments secured by such obligations and obligations of foreign branches of such banks, if the domestic parent bank is unconditionally liable to make payment on the instrument if the foreign branch fails to make payment for any reason. The Portfolio may also invest in obligations (including certificates of deposit and bankers' acceptances) of domestic branches of foreign banks having assets of $1,000 000,000 or more, if the domestic branch is subject to the same regulation as United States banks. The Portfolio will not invest at time of purchase more than 25% of its assets in obligations of banks, nor will the Portfolio invest more than 10% of its assets in time deposits.

     * High Quality Commercial Paper - The Portfolio may invest in commercial paper rated no lower than "A-2" by Standard & Poor's Corporation or "Prime-2" by Moody's Investors Services, Inc., or, if not rated, issued by a company having an outstanding debt issue rated at least A by Standard & Poor's or Moody's.

     * Private Placement Commercial Paper - Private placement commercial paper consists of unregistered securities which are traded in public markets to qualified institutional investors, such as the Portfolio.

          The Portfolio's risk is that the universe of potential buyers for the securities, should the Portfolio desire to liquidate a position, is limited to qualified dealers and institutions, and therefore such securities could have the effect of being illiquid.

     * High Grade Corporate Obligations - obligations rated at least A by Standard & Poor's or Moody's. See rating information below.

     *    Repurchase Agreements - See "Repurchase Agreements" below.

     The Subadviser exercises due care in the selection of money market instruments. However, there is a risk that the issuers of the securities may not be able to meet their obligations to pay interest or principal when due. There is also a risk that some of the Portfolio's securities might have to be liquidated prior to maturity at a price less than original amortized cost or value, face amount or maturity value to meet larger than expected redemptions. Any of these risks, if encountered, could cause a reduction in net income or in the net asset value of the Portfolio.

RATINGS

1. Moody's Investors Services, Inc.'s Corporate Bond Rating:

     Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa - Bonds which are rated Aa are judged to be high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins or protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

     A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa - Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length or time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

2. Standard and Poor's Corporation's Corporate Bond Rating:

     AAA - Bonds rated AAA are highest grade obligations. They possess the ultimate degree of protection as to principal and interest. Marketwise they move with interest rates, and hence provide the maximum safety on all counts.

     AA - Bonds rated AA also qualify as high grade obligations, and in the majority of instances differ from AAA issues only in small degree. Here, too, prices move with the long-term money market.

     A - Bonds rated A are regarded as upper medium grade. They have considerable investment strength but are not entirely free from the adverse effect of changes in economic and trade conditions. Interest and principal are regarded as safe. They predominantly reflect money rates in their market behavior but, to some extent, also economic conditions.

     BBB - Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

3. A-1 and P-1 Commercial Paper Ratings:

     Commercial paper rated A-1 by Standard & Poor's Corporation ("S&P") has the following characteristics: Liquidity ratios are adequate to meet cash requirements. Long term senior debt is rated "A" or better. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend. Typically, the issuer's industry is well established and the issuer has a strong position within the industry. The reliability and quality of management are unquestioned. Relative strength or weakness of the above factors determines whether the issuer's commercial paper is A-1, A-2, or A-3.

     The rating P-1 is the highest commercial paper rating assigned by Moody's Investors Service, Inc. ("Moody's"). Among the factors considered by Moody's in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.

4. Description of Permitted Money Market Investments:

     Commercial Paper - refers to promissory notes issued by corporations in order to finance their short term credit needs.

     U.S. Government Obligations - are bills, certificates of indebtedness notes and bonds issued by the U.S. Treasury and agencies, authorities and instrumentalities of the U.S. Government established under the authority of an act of Congress. Some obligations of U.S. Government agencies, authorities and instrumentalities are supported by the full faith and credit of the U.S. Treasury, as for example, the Government National Mortgage Association; others by the right of the issuer to borrow from the Treasury, as in the case of Federal Farm Credit Banks and Federal National Mortgage Association; and others only by the credit of the agency, authority or instrumentality; as for example, Federal Home Loan Mortgage and Federal Home Loan Bank.

     Repurchase Agreements - See "Repurchase Agreements" below.

     Certificates of Deposit - are certificates issued against funds deposited in a bank, are for a definite period of time, earn a specified or variable rate of return and are normally negotiable.

     Banker's Acceptances - are short-term credit instruments used to finance the import, export, transfer or storage of goods. They are termed "accepted" when a bank guarantees their payment at maturity.

     Corporate Obligations - include bonds and notes issued by corporations in order to finance longer term credit needs.

     ILLIQUID INVESTMENTS are investments that cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued. Under the supervision of the Board of Trustees, the Subadviser determines the liquidity of the Portfolio's investments and, through reports from the Subadviser, the Board monitors investments in illiquid instruments. In determining the liquidity of the Portfolio's investments, the Subadviser may consider various factors, including (1) the frequency of trades and quotations,
(2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, (4) the nature of the security (including any demand or tender features), and (5) the nature of the marketplace for trades (including the ability to assign or offset the Portfolio's rights and obligations relating to the investment). Investments currently considered by the Portfolio to be illiquid include repurchase agreements not entitling the holder to payment of principal and interest within seven days, over-the-counter options, and non-government stripped fixed-rate mortgage-backed securities. Also, the Subadviser may determine some restricted securities, government-stripped fixed-rate mortgage-backed securities, loans and other direct debt instruments, and swap agreements to be illiquid. However, with respect to over-the-counter options the Portfolio writes, all or a portion of the value of the underlying instrument may be illiquid depending on the assets held to cover the option and the nature and terms of any agreement the Portfolio may have to close out the option before expiration. In the absence of market quotations, illiquid investments are priced at fair value as determined in good faith by the Board of Trustees. If through a change in values, net assets, or other circumstances, the Portfolio were in a position where more than 10% of its net assets were invested in illiquid securities, it would seek to take appropriate steps to protect liquidity.

     RESTRICTED SECURITIES generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act of 1933, or in a registered public offering. Where registration is required, the Portfolio may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time the Portfolio may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Portfolio might obtain a less favorable price than prevailed when it decided to seek registration of the security.

     REPURCHASE AGREEMENTS. In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed upon price on an agreed upon date within a number of days from the date of purchase. The repurchase date is usually within a day or two of the original purchase, although it may not be for a number of months. The resale price reflects the purchase price plus an agreed upon incremental amount which is unrelated to the coupon rate or maturity of the purchased security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value (at least equal to the amount of the agreed upon resale price and marked to market daily) of the underlying security. The Portfolio may engage in repurchase agreements with respect to any security in which it is authorized to invest.

     The Portfolio's repurchase agreements will at all times be fully collateralized in an amount at least equal to the purchase price, including accrued interest earned on the underlying securities. The instruments held as collateral are valued daily, and as the value of instruments declines, the Portfolio will require additional collateral. If the seller defaults or becomes insolvent and the value of the collateral securing the repurchase agreement declines, the Portfolio may incur a loss.

     While it does not presently appear possible to eliminate all risks from these transactions (particularly the possibility of a decline in the market value of the underlying securities, as well as delays and costs to the Portfolio in connection with bankruptcy proceedings), it is the Portfolio's current policy to limit repurchase agreement transactions to parties whose creditworthiness has been reviewed and found satisfactory by the Subadviser.

     REVERSE REPURCHASE AGREEMENTS. In a reverse repurchase agreement, a Portfolio sells a portfolio instrument to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase the instrument at a particular price and time. While a reverse repurchase agreement is outstanding, the Portfolio will maintain appropriate liquid assets in a segregated custodial account to cover its obligation under the agreement. The Portfolio will enter into reverse repurchase agreements only with parties whose creditworthiness has been found satisfactory by the Subadviser. Such transactions may increase fluctuations in the market value of the Portfolio's assets and may be viewed as a form of leverage.

     SECURITIES LENDING. The Portfolio may lend securities to parties such as broker-dealers or institutional investors.

     During the time portfolio securities are on loan, the borrower will pay the Portfolio an amount equivalent to any dividend or interest paid on such securities and earn additional income, or the Portfolio may receive an agreed-upon amount of interest income from the borrower. In accordance with applicable regulatory requirements, the Portfolio may lend up to 30% of the value of its total assets. The risks in lending portfolio securities, as well as with other extensions of secured credit, consist of possible delay in receiving additional collateral or in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially.

     Securities lending allows the Portfolio to retain ownership of the securities loaned and, at the same time, to earn additional income. Since there may be delays in the recovery of loaned securities, or even a loss of rights in collateral supplied should the borrower fail financially, loans will be made only to parties deemed by the Subadviser to be of good standing. Furthermore, they will only be made if, in the Subadviser's judgment, the consideration to be earned from such loans would justify the risk.

     The Subadviser understands that it is the current view of the SEC Staff that the Portfolio may engage in loan transactions only under the following conditions: (1) the Portfolio must receive 100% collateral in the form of cash or cash equivalents (e.g., U.S. Treasury bills or notes) from the borrower; (2) the borrower must increase the collateral whenever the market value of the securities loaned (determined on a daily basis) rises above the value of the collateral; (3) after giving notice, the Portfolio must be able to terminate the loan at any time; (4) the Portfolio must receive reasonable interest on the loan or a flat fee from the borrower, as well as amounts equivalent to any dividends, interest, or other distributions on the securities loaned and to any increase in market value; (5) the Portfolio may pay only reasonable custodian fees in connection with the loan; and (6) the Board of Trustees must be able to vote proxies on the securities loaned, either by terminating the loan or by entering into an alternative arrangement with the borrower.

     Cash received through loan transactions may be invested in any security in which the Portfolio is authorized to invest. Investing this cash subjects that investment, as well as the security loaned, to market forces (i.e., capital appreciation or depreciation).

     WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. The Portfolio may purchase or sell securities on a when-issued or delayed delivery basis. When-issued or delayed delivery transactions arise when securities are purchased or sold by the Portfolio with payment and delivery taking place as much as a month or more in the future in order to secure what is considered to be an advantageous price and yield to the Portfolio at the time of entering into the transaction. The Portfolio's Custodian will maintain, in a segregated account of the Portfolio, cash, U.S. Government securities or other liquid high-grade debt obligations having a value equal to or greater than the Portfolio's purchase commitments; the Custodian will likewise segregate securities sold on a delayed delivery basis. The securities so purchased are subject to market fluctuation and no interest accrues to the purchaser during the period between purchase and settlement. At the time of delivery of the securities the value may be more or less than the purchase price and an increase in the percentage of the Portfolio's assets committed to the purchase of securities on a when-issued or delayed delivery basis may increase the volatility of the Portfolio's net asset value.

     FOREIGN INVESTMENTS. Foreign investments can involve significant risks in addition to the risks inherent in U.S. investments. The value of securities denominated in or indexed to foreign currencies, and of dividends and interest from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices on some foreign markets can be highly volatile.

     Many foreign countries lack uniform accounting and disclosure standards comparable to those applicable to U.S. companies, and it may be more difficult to obtain reliable information regarding an issuer's financial condition and operations.

     In addition, the costs of foreign investing, including withholding taxes, brokerage commissions, and custodial costs, are generally higher than for U.S. investments.

     Foreign markets may offer less protection to investors than U.S. markets. Foreign issuers, brokers, and securities markets may be subject to less government supervision. Foreign security trading practices, including those involving the release of assets in advance of payment, may involve increased risks in the event of a failed trade or the insolvency of a broker-dealer, and may involve substantial delays. It may also be difficult to enforce legal rights in foreign countries.

     Investing abroad also involves different political and economic risks. Foreign investments may be affected by actions of foreign governments adverse to the interests of U.S. investors, including the possibility of expropriation or nationalization of assets, confiscatory taxation, restrictions on U.S. investment or on the ability to repatriate assets or convert currency into U.S. dollars, or other government intervention. There may be a greater possibility of default by foreign governments or foreign government-sponsored enterprises. Investments in foreign countries also involve a risk of local political, economic, or social instability, military action or unrest, or adverse diplomatic developments. There is no assurance that the Subadviser will be able to anticipate or counter these potential events.

     The considerations noted above generally are intensified for investments in developing countries. Developing countries may have relatively unstable governments, economies based on only a few industries, and securities markets that trade a small number of securities.

     The Portfolio may invest in foreign securities that impose restrictions on transfer within the U.S. or to U.S. persons. Although securities subject to transfer restrictions may be marketable abroad, they may be less liquid than foreign securities of the same class that are not subject to such restrictions.

     American Depositary Receipts and European Depositary Receipts (ADRs and
EDRs) are certificates evidencing ownership of shares of a foreign-based corporation held in trust by a bank or similar financial institution. Designed for use in U.S. and European securities markets, respectively, ADRs and EDRs are alternatives to the purchase of the underlying securities in their national markets and currencies.

     HEDGING STRATEGIES. The Portfolio may engage in hedging transactions in carrying out its investment policies. The Manager may conduct a hedging program on behalf of the Portfolio for the following reasons: (1) to keep cash on hand to meet shareholder redemptions or other needs while simulating full investment in stocks; (2) to reduce the Portfolio's transaction costs or add value when these instruments are favorably priced; (3) to forego taxes that would otherwise have to be paid on gains from the sale of the Portfolio's securities; and (4) to attempt to protect the value of certain securities owned or intended to be purchased by the Portfolio's while the manager is making a change in the portfolio's investment position.

     A hedging program involves entering into an "option" or "futures" transaction in lieu of the actual purchase or sale of securities. At present, many groups of common stocks (stock market indices) may be made the subject of futures contracts, while government securities such as Treasury Bonds and Notes are among debt securities currently covered by futures contracts.

     Financial futures contracts or related options used by the Portfolio to implement its hedging strategies are considered derivatives. The value of derivatives can be affected significantly by even small market movements, sometimes in unpredictable ways.

     The Portfolio may not purchase or sell financial futures or purchase related options if immediately thereafter the sum of the amount of margin deposits on the Portfolio's existing futures positions and premiums paid for related options would exceed 5% of the market value of the Portfolio's total assets.

     The Portfolio expects that any gain or loss on hedging transactions will be substantially offset by any gain or loss on the securities underlying the contracts or being considered for purchase. There can be no guarantee that the Portfolio will be able to realize this objective, and there are some risks in utilizing a hedging strategy.

     FOREIGN CURRENCY TRANSACTIONS.. The Portfolio may hold foreign currency deposits from time to time, and may convert dollars and foreign currencies in the foreign exchange markets. Currency conversion involves dealer spreads and other costs, although commissions usually are not charged. Currencies may be exchanged on a spot (i.e., cash) basis, or by entering into forward contracts to purchase or sell foreign currencies at a future date and price. Forward contracts generally are traded in an interbank market conducted directly between currency traders (usually large commercial banks) and their customers. The parties to a forward contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated currency exchange.

     The Portfolio may use forward currency contracts to manage currency risks and to facilitate transactions in foreign securities. Such contracts may involve the purchase or sale of a foreign currency against the U.S. dollar, or may involve two foreign currencies. The following discussion summarizes the principal currency management strategies involving forward contracts that could be used by the Portfolio.

     In connection with purchases and sales of securities denominated in foreign currencies, the Portfolio may enter into currency forward contracts to fix a definite price for the purchase or sale in advance of the trade's settlement date. This technique is sometimes referred to as a "settlement hedge" or " transaction hedge."

     The Subadviser expects to enter into settlement hedges in the normal course of managing the Portfolio's foreign investments. The Portfolio could also enter into forward contracts to purchase or sell a foreign currency in anticipation of future purchases or sales of securities denominated in foreign currency, even if the specific investments have not yet been selected by the Subadviser.

     The Portfolio may also use forward contracts to hedge against a decline in the value of existing investments denominated in foreign currency. For example if the Portfolio owned securities denominated in pounds sterling, it could enter into a forward contract to sell pounds sterling in return for U.S. dollars to hedge against possible declines in the pound's value. Such a hedge, sometimes referred to as a "position hedge," would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. The Portfolio could also hedge the position by selling another currency expected to perform similarly to the pound sterling - for example, by entering into a forward contract to sell Deutschemarks or European Currency Units in return for U.S. dollars. This type of hedge, sometimes referred to as a "proxy hedge," could offer advantages in terms of cost, yield, or efficiency, but generally would not hedge currency exposure as effectively as a simple hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

     Under certain conditions, SEC guidelines require mutual funds to set aside cash and appropriate liquid assets in a segregated custodial account to cover currency forward contracts. As required by SEC guidelines, the Portfolio will segregate assets to cover currency forward contracts, if any, whose purpose is essentially speculative. The Portfolio will not segregate assets to cover forward contracts entered into for hedging purposes, including settlement hedges, position hedges, and proxy hedges.

     Successful use of forward currency contracts will depend on the Subadvisers skill in analyzing and predicting currency values. Forward contracts may substantially change the Portfolio's investment exposure to changes in currency exchange rates, and could result in losses to the Portfolio if currencies do not perform as the Subadviser anticipates. For example, if a currency's value rose at a time when the Subadviser had hedged the Portfolio by selling that currency in exchange for dollars, the Portfolio would be unable to participate in the currency's appreciation. If the Subadviser hedges currency exposure through proxy hedges, the Portfolio could realize currency losses from the hedge and the security position at the same time if the two currencies do not move in tandem. Similarly, if the Subadviser increases the Portfolio's exposure to a foreign currency, and that currency's value declines, the Portfolio will realize a loss. There is no assurance that the Subadviser's use of forward currency contracts will be advantageous to the Portfolio or that it will hedge at an appropriate time. The policies described in this section are non-fundamental policies of the Portfolio.

     LIMITATIONS ON FUTURES AND OPTIONS TRANSACTIONS. The Portfolio will not:
(a) sell futures contracts, purchase put options, or write call options if, as a result, more than 25% of the Portfolio's total assets would be hedged with futures and options under normal conditions; (b) purchase futures contracts or write put options if, as a result, the Portfolio's total obligations upon settlement or exercise of purchased futures contracts and written put options would exceed 25% of its total assets; or (c) purchase call options if, as a result, the current value of option premiums for call options purchased by the Portfolio would exceed 5% of the Portfolio's total assets. These limitations do not apply to options attached to or acquired or traded together with their underlying securities, and do not apply to securities that incorporate features similar to options.

     For certain regulatory purposes, the Commodity Futures Trading Commission ("CFTC") limits the types of futures positions that can be taken in conjunction with the management of a securities portfolio for mutual funds, such as The Flex-funds. All futures transactions for the Portfolio will consequently be subject to the restrictions on the use of futures contracts established in CFTC rules, such as observation of the CFTC's definition of "hedging." In addition, whenever the Portfolio establishes a long futures position, it will set aside cash or cash equivalents equal to the underlying commodity value of the long futures contracts held by the Portfolio. Although all futures contracts involve leverage by virtue of the margin system applicable to trading on futures exchanges, the Portfolio will not, on a net basis, have leverage exposure on any long futures contracts that it establishes because of the cash set aside requirement. All futures transactions can produce a gain or a loss when they are closed, regardless of the purpose for which they have been established. Unlike short futures contracts positions established to protect against the risk of a decline in value of existing securities holdings, the long futures positions established by the Portfolio to protect against reinvestment risk are intended to protect the Portfolio against the risks of reinvesting portfolio assets that arise during periods when the assets are not fully invested in securities.

     The above limitations on the Portfolio's investments in futures contracts and options, and the Portfolio's policies regarding futures contracts and options discussed elsewhere in this Statement of Additional Information, may be changed as regulatory agencies permit.

     FUTURES CONTRACTS. When the Portfolio purchases a futures contract, it agrees to purchase a specified underlying instrument at a specified future date. When the Portfolio sells a futures contract, it agrees to sell the underlying instrument at a specified future date. The price at which the purchase and sale will take place is fixed when the Portfolio enters into the contract.

     Some currently available futures contracts are based on specific securities, such as U.S. Treasury bonds or notes, and some are based on indices of securities-prices, such as the Standard & Poor's 500 Composite Stock Price Index (S&P 500). Futures can be held until their delivery dates, or can be closed out before then if a liquid secondary market is available.

     The value of a futures contract tends to increase and decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures contracts will tend to increase the Portfolio's exposure to positive and negative price fluctuations in the underlying instrument, much as if it had purchased the underlying instrument directly. When the Portfolio sells a futures contract, by contrast, the value of its futures position will tend to move in a direction contrary to the market. Selling futures contracts, therefore, will tend to offset both positive and negative market price changes, much as if the underlying instrument had been sold.

     FUTURES MARGIN PAYMENTS. The purchaser or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the purchaser and seller are required to deposit "initial margin" with a futures broker, known as a futures commission merchant (FCM), when the contract is entered into. Initial margin deposits are typically equal to a percentage of the contract's value.

     If the value of either party's position declines, that party will be required to make additional "variation margin" payments to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. Initial and variation margin payments do not constitute purchasing securities on margin for purposes of the Portfolio's investment limitations. In the event of the bankruptcy of an FCM that holds margin on behalf of the Portfolio, the Portfolio may be entitled to return of margin owed to it only in proportion to the amount received by the FCM's other customers, potentially resulting in losses to the Portfolio.

     PURCHASING PUT AND CALL OPTIONS. By purchasing a put option the Portfolio obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, the Portfolio pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific securities, indices of securities prices, and futures contracts. The Portfolio may terminate its position in a put option it has purchased by allowing it to expire or by exercising the option. If the option is allowed to expire, the Fund will lose the entire premium it paid. If the Portfolio exercises the option, it completes the sale of the underlying instrument at the strike price. The Portfolio may also terminate a put option position by closing it out in the secondary market at its current price, if a liquid secondary market exists.

     The buyer of a typical put option can expect to realize a gain if security prices fall substantially. However, if the underlying instrument's price does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium paid, plus related transaction costs).

     The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price.

     A call buyer typically attempts to participate in potential price increases of the underlying instrument with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option.

     WRITING PUT AND CALL OPTIONS. The Portfolio may write covered call options and purchase put and call options on equity and debt securities to hedge against the risk of fluctuations in the prices of securities held by the Portfolio or which the Subadviser intends to include in the Portfolio. The Portfolio also may write covered call options and buy put and call options on stock indexes. Such stock index options serve to hedge against overall fluctuations in the securities markets generally or in the utilities market sector specifically, rather than anticipated increases or decreases in the value of a particular security.

     When the Portfolio writes a put option, it takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, the Portfolio assumes the obligation to pay the strike price for the option's underlying instrument if the other party to the option chooses to exercise it. When writing an option on a futures contract the Portfolio will be required to make margin payments to an FCM as described above for futures contracts. The Portfolio may seek to terminate its position in a put option it writes before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for a put option the Portfolio has written, however, the Portfolio must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to set aside assets to cover its position.

     If security prices rise, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price.

If security prices fall, the put writer would expect to suffer a loss. This loss should be less than the loss from purchasing the underlying instrument directly however, because the premium received for writing the option should mitigate the effects of the decline.

     Writing a call option obligates the Portfolio to sell or deliver the option's underlying instrument, in return for the strike price, upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium, a call writer mitigates the effects of a price decline. At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in security price increases.

     The Portfolio may write only "covered" call options. An option written on a security or currency is "covered" when, so long as the Portfolio is obligated under the option, it owns the underlying security or currency. The Portfolio will "cover" stock index options and options on futures contracts it writes by maintaining in a segregated account either marketable securities, which in the Subadviser's judgment correlate to the underlying index or futures contract or an amount of cash, U.S. government securities or other liquid, high grade debt securities equal in value to the amount the Portfolio would be required to pay were the option exercised.

     COMBINED POSITIONS. The Portfolio may purchase and write options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, the Portfolio may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

     CORRELATION OF PRICE CHANGES. Because there are a limited number of types of exchange traded options and futures contracts, it is likely that the standardized contracts available will not match the Portfolio's current or anticipated investments exactly. The Portfolio may invest in options and futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which it typically invests, which involves a risk that the options or futures position will not track the performance of the Portfolio's other investments.

     Options and futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match the Portfolio's investments well. options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts.

     The Fund may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in the Portfolio's options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

     LIQUIDITY OF OPTIONS AND FUTURES CONTRACTS. There is no assurance a liquid secondary market will exist for any particular options or futures contract at any particular time. Options may have relatively low trading volume and liquidity if their strike prices are not close to the underlying instrument's current price. In addition, exchanges may establish daily price fluctuation limits for options and futures contracts, and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible for the Portfolio to enter into new positions or close out existing positions. If the secondary market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and potentially could require the Portfolio to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, the Portfolio's access to other assets held to cover its options or futures positions could also be impaired.

     OTC OPTIONS. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of over-the-counter options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows the Portfolio greater flexibility to tailor an option to its needs, OTC options generally involve greater credit risk than exchange traded options, which are guaranteed by the clearing organization of the exchanges where they are traded.

     OPTIONS AND FUTURES RELATING TO FOREIGN CURRENCIES. Currency futures contracts are similar to forward currency exchange contracts, except that they are traded on exchanges (and have margin requirements) and are standardized as to contract size and delivery date. Most currency futures contracts call for payment or delivery in U.S. dollars. The underlying instrument of a currency option may be a foreign currency, which generally is purchased or delivered in exchange for U.S. dollars, or may be a futures contract. The purchaser of a currency call obtains the right to purchase the underlying currency, and the purchaser of a currency put obtains the right to sell the underlying currency.

     The uses and risks of currency options and futures are similar to options and futures relating to securities or indices, as discussed above. The Portfolio may purchase and sell currency futures and may purchase and write currency options to increase or decrease its exposure to different foreign currencies. The Portfolio may also purchase and write currency options in conjunction with each other or with currency futures or forward contracts. Currency futures and options values can be expected to correlate with exchange rates, but may not reflect other factors that affect the value of the Fund's investments. A currency hedge, for example, should protect a yen-denominated security from a decline in the Yen, but will not protect the Portfolio against a price decline resulting from deterioration in the issuer's creditworthiness. Because the value of the Portfolio's foreign-denominated investments changes in response to many factors other than exchange rates, it may not be possible to match the amount of currency options and futures to the value of the Portfolio's investments exactly over time.

     ASSET COVERAGE FOR FUTURES AND OPTIONS POSITIONS. The Portfolio will comply with guidelines established by the SEC with respect to coverage of options and futures strategies by mutual funds, and if the guidelines so require, will set aside appropriate liquid assets in a segregated custodial account in the amount prescribed. Securities held in a segregated account cannot be sold while the futures or option strategy is outstanding, unless they are replaced with other suitable assets. As a result, there is a possibility that segregation of a large percentage of the Portfolio's assets could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

     SHORT SALES. The Portfolio may enter into short sales "against the box" with respect to equity securities it holds. For example, if the Subadviser anticipates a decline in the price of a stock the Portfolio holds, it may sell the stock short "against the box." If the stock price subsequently declines, the proceeds of the short sale could be expected to offset all or a portion of the stock's decline. The Fund currently intends to hedge no more than 15% of its total assets with short sales "against the box" on equity securities under normal circumstances.

     When the Portfolio enters into a short sale "against the box", it will be required to own or have the right to obtain at no added cost securities identical to those sold short "against the box" and will be required to continue to hold them while the short sale "against the box" is outstanding. The Portfolio will incur transaction costs, including interest expense, in connection with opening, maintaining, and closing short sales.

     SOCIAL INVESTMENT POLICY. The Fund offers investors the opportunity for capital appreciation, current income, and growth of income, in environmentally and socially preferable equity investment strategies. The Fund provides a unique opportunity to be involved in the equity market without being involved in many areas of the economy that may be objectionable to an investor. The Portfolio combines carefully selected and screened portfolios with positive social action on policy issues through proxy voting and shareholder advocacy.

     STOCK SELECTION PROCESS. The Subadviser makes use of third party research from sources such as Investor Responsibility Resource Center (IRRC), the Council on Economic Priorities (CEP), Franklin Research and Development Corp., Kinder, Lyndenberg, and Domini, Value Line, and the internet to develop an overall social profile and screen companies that meet its financial criteria, paying particular attention to the following:

EXCLUSIONARY SCREENS

     TOBACCO/ALCOHOL/GAMBLING/FIREARMS. The Portfolio is free from companies with primary or subsidiary businesses involved in the alcohol, tobacco, gambling and firearms industries.

     WEAPONS/MILITARISM. None of the companies in the Portfolio has a primary involvement in the defense industry, and companies with greater than three percent dependence on revenues from weapons production will be screened out.

     NUCLEAR POWER. The Portfolio will not invest in any company involved in nuclear power production. If a company merges with, acquires or is acquired by a company that is involved in nuclear power production, the Portfolio will divest.

     ANIMAL TESTING. The Portfolio will not invest in any company involved in animal testing or animal usury.

     EQUAL EMPLOYMENT OPPORTUNITY/LABOR ISSUES. The Portfolio is committed to promoting workplace diversity (see section on proxy voting/shareholder activism). If a company has unremediated or egregious problems in the area of Equal Employment Opportunity (such as discrimination or harassment), Workplace Safety (such as OSHA safety violations), or Union/Labor Issues (such as WARN act violations), the fund will either divest or participate in shareholder action in an attempt to work with the company to address the issues.

     THE ENVIRONMENT. Excluding companies involved in nuclear power generation is not the only positive environmental feature of the Fund.

     The investment portfolio typically invests across all the essential service areas: telephone, electric, water, and natural gas. Consideration is given to natural gas not only because it's an environmentally preferable alternative fuel, but because the industry shows tremendous potential as an area of growth. In addition, the Portfolio seeks to invest in companies involved in energy production from renewable and alternative resources, whenever such investments are in keeping with the financial objectives and liquidity concerns of the strategy.

     The Portfolio seeks to exclude companies that have a history of environmental negligence or a pattern of violation of environmental regulations. If a company has unremediated or egregious problems in the area of environmental performance, the Subadviser will either divest or participate in shareholder action in an attempt to work with the company to address the issues.

     INTERNATIONAL LABOR ISSUES. Sweatshop operations and slave labor are other potential areas of concern. If these issues exist at companies the Portfolio invests in, the Subadviser will work to open dialogue in an attempt to encourage the company to adopt comprehensive supplier standards.

     In the case of companies with Maquiladora operations, the Subadviser will work to encourage the company to address any environmental problems or labor related issues, such as below subsistence wages or unsafe working conditions.

     SHAREHOLDER ADVOCACY/PROXY VOTING GUIDELINES. Socially responsible investing is a complex process involving education and choice. All companies have the potential to improve their performance in a number of areas that affect the environment and quality of life. Investors have an opportunity to engage corporate management in dialogue about issues that are of concern to them.

     Proxy voting is one of the best ways for an investor to communicate support or disagreement with management policy. The Subadviser votes proxies on a case by case basis, but will generally vote with management on most standard business issues such as the appointment of independent auditors and the election of board directors. In cases where a company's board lacks representation of women and minorities, the Subadviser will vote against the board and send a letter to management explaining their position and encourage diversity on the board.

     In addition to the "standard" issues placed on the ballot by management, there may be a number of other important issues put forward by shareholders for inclusion on the ballot in the form of shareholder resolutions. Shareholder resolutions can cover a wide range of issues, such as workplace diversity, militarism, labor relations, and the environment. The primary goal of the resolution process is not a vote, but to engage the company in a dialogue on an issues. These resolutions are filed well in advance of the annual meeting, and if dialogue with the company is fruitful, the filers may withdraw the resolution before it even comes to a vote.

     The Subadviser is an associate member of the Interfaith Center on Corporate Responsibility (ICCR), and makes use of information from ICCR as well as research from Investor Responsibility Resource Center (IRRC) to keep track of resolutions as they are filed. When a resolution is filed on an issue of concern for the Portfolio, a letter is sent to the company echoing the concern of the filers and encouraging the company to enter a dialogue on the subject. In addition, the Subadviser co-files resolutions on issues such as the implementation of the Coalition for Environmentally Responsible Economies (CERES) principles (1997: Enron Corporation, U.S. West, Inc.) and foreign military sales reporting (1997: GTE Corporation).

     The Subadviser will likely support and vote for resolutions such as those requesting reports on workplace diversity, the implementation of the CERES principles, reports on foreign military sales, implementation of the MacBride principles, shareholder approval of golden parachute plans and other social and environmental issues. When a vote on such a resolution is made, a position letter is sent to management, in an effort to re-enforce the importance of the issues, and to urge a greater level of management awareness.

     PORTFOLIO TURNOVER. The portfolio turnover rate for 1999 was 69% (51% in 1998; 41% in 1997). The portfolio turnover rate is calculated by dividing the lesser of sales or purchases of portfolio securities by the average monthly value of the Portfolio's securities, excluding securities having a maturity at the date of purchase of one year or less.

     The portfolio turnover rate is calculated by dividing the lesser of sales or purchases of portfolio securities by the average monthly value of the Portfolio's securities, excluding securities having a maturity at the date of purchase of one year or less.

     Because the Subadviser may employ flexible defensive investment strategies when market trends are not considered favorable, the Subadviser may occasionally change the entire portfolio in the Portfolio. High transaction costs could result when compared with other funds. Trading may also result in realization of net short-term capital gains upon which shareholders may be taxed at ordinary tax rates when distributed from a Fund. This defensive investment strategy can produce high portfolio turnover ratios when calculated in accordance with SEC rules. High portfolio turnover may involve correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Portfolio.

                               RISK CONSIDERATIONS

     By itself, the Utilities Stock Portfolio does not constitute a balanced investment plan. Changes in interest rates may affect the value of the Utilities Stock Portfolio's investments, and rising interest rates can be expected to reduce the Utilities Stock Portfolio's net asset value. The Total Return Utilities Fund's share price and total return fluctuate and your investment may be worth more or less than your original cost when you redeem your shares.

     Because the Utilities Stock Portfolio concentrates its investments in public utility companies, its performance will depend in large part on conditions in the public utility industries. Utility stocks have traditionally been popular among more conservative stock market investors because they have generally paid above average dividends. However, utility stocks can still be affected by the risks of the stock market, as well as factors specific to public utility companies.

     Governmental regulation of public utility companies can limit their ability to expand their business or to pass cost increases on to customers. Companies providing power or energy-related services may also be affected by fuel shortages or cost increases, environmental protection or energy conservation regulations, as well as fluctuating demand for their services. Some public utility companies are facing increased competition, which may reduce their profits. All of these factors are subject to rapid change, which may affect utility companies independently from the stock market as a whole.

     In seeking its investment objectives, the Utilities Stock Portfolio may invest in securities of foreign issuers. Foreign securities may involve a higher degree of risk and may be less liquid or more volatile than domestic investments. Foreign securities usually are denominated in foreign currencies, which means their value will be affected by changes in the strength of foreign currencies relative to the U.S. dollar as well as the other factors that affect security prices. Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there often is less publicly available information about their operations. Generally, there is less governmental regulation of foreign securities markets, and security trading practices abroad may offer less protection to investors such as the Utilities Stock Portfolio.

     The value of such investments may be adversely affected by changes in political or social conditions, diplomatic relations, confiscatory taxation, expropriation, nationalization, limitation on the removal of portfolios or assets, or imposition of (or change in) exchange control or tax regulations in those foreign countries. Additional risks of foreign securities include settlement delays and costs, difficulties in obtaining and enforcing judgments, and taxation of dividends at the source of payment.

     The Subadviser intends to manage the Utilities Stock Portfolio actively in pursuit of its investment objective. The Utilities Stock Portfolio does not expect to trade in securities for short-term profits but, when circumstances warrant, securities may be sold without regard to the length of time held.

                             PORTFOLIO TRANSACTIONS

     All orders for the purchase or sale of portfolio securities are placed on behalf of the Portfolio by the Subadviser pursuant to authority contained in the investment advisory agreement and investment subadvisory agreement. The Subadviser is also responsible for the placement of transaction orders for accounts for which it or its affiliates act as investment adviser. In selecting broker-dealers, subject to applicable limitations of the federal securities laws, the Subadviser considers various relevant factors, including, but not limited to, the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the execution efficiency, settlement capability, and financial condition of the broker-dealer firm; the broker-dealer's execution services rendered on a continuing basis; the reasonableness of any commissions, and arrangements for payment of Portfolio expenses.

     The Fund's brokerage transactions involving securities of companies headquartered in countries other than the United States will be conducted primarily on the markets and principal exchanges of such countries. Foreign markets are generally not as developed as those located in the United States, which may result in higher transaction costs, delayed settlement and less liquidity for trades effected in foreign markets. Transactions on foreign exchanges are usually subject to fixed commissions that generally are higher than negotiated commissions on U.S. transactions. There is generally less government supervision and regulation of exchanges and brokers in foreign countries than in the United States.

     The Portfolio may execute portfolio transactions with broker-dealers who provide research and execution services to the Portfolio or other accounts over which the Subadviser or its affiliates exercise investment discretion. Such services may include advice concerning the value of securities; the advisability of investing in, purchasing or selling securities; the availability of securities or the purchasers or sellers of securities; furnishing analyses and reports concerning issuers industries, securities, economic factors and trends, portfolio strategy, and performance of accounts; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). The selection of such broker-dealers generally is made by the Subadviser (to the extent possible consistent with execution considerations) in accordance with a ranking of broker-dealers determined periodically by the Subadviser's investment staff based upon the quality of research and execution services provided.

     The receipt of research from broker-dealers that execute transactions on behalf of the Portfolio may be useful to the Subadviser in rendering investment management services to the Portfolio or its other clients, and conversely, such research provided by broker-dealers who have executed transaction orders on behalf of other Subadviser clients may be useful to the Subadviser in carrying out its obligations to the Portfolio. The receipt of such research is not expected to reduce the Subadviser's normal independent research activities; however, it enables the Subadviser to avoid the additional expenses that could be incurred if the Subadviser tried to develop comparable information through its own efforts.

     Subject to applicable limitations of the federal securities laws, broker-dealers may receive commissions for agency transactions that are in excess of the amount of commissions charged by other broker-dealers in recognition of their research and execution services. In order to cause the Portfolio to pay such higher commissions, the Subadviser must determine in good faith that such commissions are reasonable in relation to the value of the brokerage and research services provided by such executing broker-dealers viewed in terms of a particular transaction or the Subadviser's overall responsibilities to the Portfolio and its other clients. In reaching this determination, the Subadviser will not attempt to place a specific dollar value on the brokerage and research services provided or to determine what portion of the compensation should be related to those services.

     The Subadviser is authorized to use research services provided by and to place portfolio transactions with brokerage firms that have provided assistance in the distribution of shares of the Fund or shares of other Flex-funds funds or Meeder Advisor Funds to the extent permitted by law.

     The Subadviser may allocate brokerage transactions to broker-dealers who have entered into arrangements with the Subadviser under which the broker-dealer allocates a portion of the commissions paid by the Portfolio toward payment of the Portfolio or the Fund's expenses, such as transfer agent fees of Mutual Funds Service Co. or custodian fees. The transaction quality must, however, be comparable to those of other qualified broker-dealers. For the year ended December 31, 1999, no directed brokerage payments were made to reduce expenses of the Portfolio.

     The Trustees of the Portfolio periodically review the Subadviser's performance of its responsibilities in connection with the placement of portfolio transactions on behalf of the Portfolio and review the commissions paid by the Portfolio over representative periods of time to determine if they are reasonable in relation to the benefits to the Portfolio.

     From time to time, the Trustees of the Portfolio will review whether the recapture for the benefit of the Portfolio of some portion of the brokerage commissions or similar fees paid by the Portfolio on portfolio transactions is legally permissible and advisable.

     The Portfolio seeks to recapture soliciting broker-dealer fees on the tender of portfolio securities, but at present no other recapture arrangements are in effect. The Trustees of the Portfolio intend to continue to review whether recapture opportunities are available and are legally permissible and, if so, to determine in the exercise of their business judgment, whether it would be advisable for the Portfolio to seek such recapture.

     Although the Trustees and officers of the Portfolio are substantially the same as those of other portfolios managed by the Manager, investment decisions for the Portfolio are made independently from those of other portfolios managed by the Manager or accounts managed by affiliates of the Manager. It sometimes happens that the same security is held in the portfolio of more than one of these funds or accounts. Simultaneous transactions are inevitable when several portfolios are managed by the same investment adviser, particularly when the same security is suitable for the investment objective of more than one portfolio.

     When two or more portfolios are simultaneously engaged in the purchase or sale of the same security, the prices and amounts are allocated in accordance with a formula considered by the officers of the portfolios involved to be equitable to each portfolio. In some cases this system could have a detrimental effect on the price or value of the security as far as the Portfolio is concerned. In other cases, however, the ability of the Portfolio to participate in volume transactions will produce better executions and prices for the Portfolio. It is the current opinion of the Trustees of the Portfolio that the desirability of retaining the Manager as investment adviser to the Portfolio outweighs any disadvantages that may be said to exist from exposure to simultaneous transactions.

     During the year ended December 31, 1999, the Utilities Stock Portfolio paid total commissions of $42,417 ($31,922 in 1998; $15,202 in 1997) on the purchase and sale of portfolio securities.

                        VALUATION OF PORTFOLIO SECURITIES

     Portfolio securities are valued by various methods depending on the primary market or exchange on which they trade. Equity securities for which the primary market is the U.S. are valued at last sale price or, if no sale has occurred, at the closing bid price. Equity securities for which the primary market is outside the U.S. are valued using the official closing price or the last sale price in the principal market where they are traded. If the last sale price (on the local exchange) is unavailable, the last evaluated quote or last bid price is normally used. Short-term securities less than 60 days to maturity are valued either at amortized cost or at original cost plus accrued interest, both of which approximate current value. Fixed-income securities are valued primarily by a pricing service that uses a vendor security valuation matrix which incorporates both dealer-supplied valuations and electronic data processing techniques.

     This twofold approach is believed to more accurately reflect fair value because it takes into account appropriate factors such as institutional trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data without exclusive reliance upon quoted, exchange, or over-the-counter prices.

     Securities and other assets for which there is no readily available market are valued in good faith by the Board of Trustees. The procedures set forth above need not be used to determine the value of the securities owned by the Portfolio if, in the opinion of the Board of Trustees, some other method (e.g., closing over-the-counter bid prices in the case of debt instruments traded on an exchange) would more accurately reflect the fair market value of such securities.

     Generally, the valuation of foreign and domestic equity securities, as well as corporate bonds, U.S. government securities, money market instruments, and repurchase agreements, is substantially completed each day at the close of the New York Stock Exchange (NYSE).

     The values of any such securities held by the Portfolio are determined as of such time for the purpose of computing the Portfolio's net asset value. Foreign security prices are furnished by independent brokers or quotation services which express the value of securities in their local currency. The Manager gathers all exchange rates daily at the close of the NYSE using the last quoted price on the local currency and then translates the value of foreign securities from their local currency into U.S. dollars. Any changes in the value of forward contracts due to exchange rate fluctuations and days to maturity are included in the calculation of net asset value. If an extraordinary event that is expected to materially affect the value of a portfolio security occurs after the close of an exchange on which that security is traded, then the security will be valued as determined in good faith by the Board of Trustees.

                                   PERFORMANCE

     The Fund may quote its performance in various ways. All performance information supplied by the Fund in advertising is historical and is not intended to indicate future returns. The Fund's share price and total returns fluctuate in response to market conditions and other factors, and the value of Fund shares when redeemed may be more or less than their original cost.

     TOTAL RETURN CALCULATIONS. Total returns quoted in advertising reflect all aspects of the Fund's return, including the effect of reinvesting dividends and capital gain distributions, and any change in the Fund's net asset value over the period. Average annual returns will be calculated by determining the growth or decline in value of a hypothetical historical investment in the Fund over a stated period, and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period.

     While average annual total returns are a convenient means of comparing investment alternatives, investors should realize that the Fund's performance is not constant over time, but changes from year to year, and that average annual returns represent averaged figures as opposed to the actual year-to-year performance of the Fund. Unlike some bank deposits or other investments which pay a fixed yield for a stated period of time, the total return of the Fund will vary depending upon interest rates, the current market value of the securities held by the Utilities Stock Portfolio and changes in the Fund's expenses. In addition, during certain periods for which total return quotations may be provided, the Manager may have voluntarily agreed to waive portions of its fees or reimburse Fund expenses on a month-to-month basis. Such waivers and reimbursements will have the effect of increasing the Fund's net income (and therefore its total return) during the period such waivers and reimbursements are in effect.

     Below is an example of the total return calculation for the Fund assuming a hypothetical investment of $1,000 at the beginning of each period.

     Total return is computed by finding the average annual compounded rates of return over the length of the bas periods that would equate the initial amount invested to the ending redeemable value, according to the following formula

          P (1+T)n = ERV
          P = initial investment of $1,000
          T = average annual total return
          n = Number of years
          ERV = ending redeemable value at the end of the base period

THE TOTAL RETURN UTILITIES FUND:

                                  TOTAL RETURN

                                                          4.528 Years
                                    1 Year           (Since Inception)
                                Period Ended           Period Ended
                              DECEMBER 31,1999       DECEMBER 31, 1999

Value of Account
  At end of Period              $  1,200.10               $ 2,189.06

Value of Account
  At beginning of Period           1,000.00                 1,000.00
                                -----------                 --------

Base Period Return             $     200.10               $ 1,189.06

Average Total Return                 20.01%                   18.89%

     In addition to average annual returns, the Fund may quote unaveraged or cumulative total returns reflecting the simple change in value of an investment over a stated period. Average annual and cumulative total returns may be quoted as a percentage or as a dollar amount, and may be calculated for a single investment, a series of investments, or series of redemptions over any time period Total returns may be broken down into their components of income and capital (including capital gains and changes in share price) in order to illustrate the relationship of these factors and their contributions to total return. Total returns may be quoted on a before-tax or after-tax basis. Total returns, yields, and other performance information may be quoted numerically, or in a table, graph, or similar illustration.

     NET ASSET VALUE. Charts and graphs using the Fund's net asset values, adjusted net asset values, and benchmark indices may be used to exhibit performance. An adjusted net asset value includes any distributions paid by the Fund and reflects all elements of its return. Unless otherwise indicated, the Fund's adjusted net asset values are not adjusted for sales charges, if any.

     MOVING AVERAGES. The Fund may illustrate performance using moving averages. A long-term moving average is the average of each week's adjusted closing net asset value for a specified period. A short-term moving average is the average of each day's adjusted closing net asset value for a specified period. Moving Average Activity Indicators combine adjusted closing net asset values from the last business day of each week with moving averages for a specified period to produce indicators showing when a net asset value has crossed, stayed above, or stayed below its moving average.

     HISTORICAL FUND RESULTS. Performance information may include the Fund's investment results and/or comparisons of its investment results to the Standard & Poor's 500 Composite Stock Price Index, the Standard & Poor's Utility Index, the Dow Jones Utilities Index. The Fund's performance may also be compared to the performance of other mutual funds in general, or to the performance of particular types of mutual funds. These comparisons may be expressed as mutual fund rankings prepared by Lipper Analytical Services, Inc. (Lipper), an independent service located in Summit, New Jersey that monitors the performance of mutual funds. Lipper generally ranks funds on the basis of total return, assuming reinvestment of distributions, but does not take sales charges or redemption fees into consideration, and total return is prepared without regard to tax consequences. In addition to the mutual fund rankings, the Fund's performance may be compared to mutual fund performance indices prepared by Lipper.

     From time to time, the Fund's performance may also be compared to other mutual funds tracked by financial or business publications and periodicals. For example, the Fund may quote Morningstar, Inc. in its advertising materials. Morningstar, Inc. is a mutual fund rating service that rates mutual funds on the basis of risk-adjusted performance. Rankings that compare the performance of Meeder Advisor Funds or Flex-funds funds to one another in appropriate categories over specific periods of time may also be quoted in advertising.

     In advertising materials, the Trust may reference or discuss its products and services, which may include: other Meeder Advisor Funds or Flex-funds funds; retirement investing; the effects of periodic investment plans and dollar; cost averaging; saving for college; and charitable giving. In addition, the Fund may quote financial or business publications and periodicals, including model portfolios or allocations, as they relate to Fund management, investment philosophy, and investment techniques. The Fund may also reprint, and use as advertising and sales literature, articles from Reflexions, a quarterly magazine provided free of charge to Meeder Advisor Funds and Flex-funds shareholders.

     VOLATILITY. The Fund may quote various measures of volatility and benchmark correlation in advertising. In addition, the Fund may compare these measures to those of other funds. Measures of volatility seek to compare the Fund's historical share price fluctuations or total returns to those of a benchmark. Measures of benchmark correlation indicate how valid a comparative benchmark may be. All measures of volatility and correlation are calculated using averages of historical data.

     MOMENTUM INDICATORS indicate the Fund's price movements over specific periods of time. Each point on the momentum indicator represents the Fund's percentage change in price movements over that period.

     The Fund may advertise examples of the effects of periodic investment plans, including the principle of dollar cost averaging. In such a program, an investor invests a fixed dollar amount in a Fund at periodic intervals, thereby purchasing fewer shares when prices are high and more shares when prices are low. While such a strategy does not assure a profit or guard against loss in a declining market, the investor's average cost per share can be lower than if fixed numbers of shares are purchased at the same intervals. In evaluating such a plan, investors should consider their ability to continue purchasing shares during periods of low price levels.

     The Fund may be available for purchase through retirement plans or other programs offering deferral of, or exemption from, income taxes, which may produce superior after-tax returns over time. For example, a $1,000 investment earning a taxable return of 10% annually would have an after-tax value of $1,949 after ten years, assuming tax was deducted from the return each year at a 31% rate. An equivalent tax deterred investment would have an after tax value of $2,100 after ten years, assuming tax was deducted at a 31% rate from the tax-deferred earnings at the end of the ten-year period.

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

     The Fund is open for business and its net asset value per share (NAV) is calculated each day the NYSE is open for trading. The NYSE has designated the following holiday closings for 2000: New Year's Day, Martin Luther King Day, Washington's Birthday (observed), Good Friday, Memorial Day (observed), Independence Day (observed), Labor Day, Thanksgiving Day, and Christmas Day (observed). Although the Subadviser expects the same holiday schedule, with the addition of New Year's Day, to be observed in the future, the NYSE may modify its holiday schedule at any time.

     The Fund's net asset value is determined as of the close of the NYSE (normally 4:00 p.m. Eastern time). However, NAV may be calculated earlier if trading on the NYSE is restricted or as permitted by the SEC. To the extent that portfolio securities are traded in other markets on days when the NYSE is closed, the Fund's NAV may be affected on days when investors do not have access to the Fund to purchase or redeem shares.

     Shareholders of the Fund will be able to exchange their shares for shares of any mutual fund that is a series of The Flex-funds (each a "Flex-funds' Fund"). No fee or sales load will be imposed upon the exchange.

     Additional details about the exchange privilege and prospectuses for each of the Flex-funds Funds are available from the Fund's Transfer Agent. The exchange privilege may be modified, terminated or suspended on 60 days' notice and the Fund has the right to reject any exchange application relating to such fund's shares. The 60 day notification requirement may be waived if (i) the only effect of a modification would be to reduce or eliminate an administrative fee redemption fee, or deferred sales charge ordinarily payable at the time of an exchange, or (ii) the Fund suspends the redemption of the shares to be exchanged as permitted under the 1940 Act or the rules and regulations thereunder, or the fund to be acquired suspends the sale of its shares because it is unable to invest amounts effectively in accordance with its investment objective and policies.

     In the Prospectus, the Fund has notified shareholders that it may refuse exchange purchases by any person or group if, in the Subadviser's judgment, the Fund would be unable to invest effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.

     Any redemptions in kind made by the Fund will be of readily marketable securities.

     AUTOMATIC ACCOUNT BUILDER. An investor may arrange to have a fixed amount of $100 or more automatically invested in shares of the Fund monthly by authorizing his or her bank account to be debited to invest specified dollar amounts in shares of the Fund. The investor's bank must be a member of the Automatic Clearing House System.

     Further information about these programs and an application form can be obtained from the Fund's Transfer Agent.

     SYSTEMATIC WITHDRAWAL PROGRAM. A systematic withdrawal plan is available for shareholders having shares of the Fund with a minimum value of $10,000, based upon the offering price. The plan provides for monthly, quarterly or annual checks in any amount, but not less than $100 which amount is not necessarily recommended).

     Dividends and/or distributions on shares held under this plan are invested in additional full and fractional shares at net asset value. The Transfer Agent acts as agent for the shareholder in redeeming sufficient full and fractional shares to provide the amount of the periodic withdrawal payment. The plan may be terminated at any time.

     Withdrawal payments should not be considered as dividends, yield or income. If periodic withdrawals continuously exceed reinvested dividends and distributions, the shareholder's original investment will be correspondingly reduced and ultimately exhausted.

     Furthermore, each withdrawal constitutes a redemption of shares, and any gain or loss realized must be recognized for federal income tax purposes. Each shareholder should consult his or her own tax adviser with regard to the tax consequences of the plan, particularly if used in connection with a retirement plan.

                             DISTRIBUTIONS AND TAXES

     The Total Return Utilities Fund's dividends, if any, are distributed at the end of the month and declared payable to shareholders on the last business day of the month to shareholders of record as of the previous business day. In December, the Fund may distribute an additional ordinary income dividend (consisting of net short-term capital gains and undistributed income) in order to preserve its status as a registered investment company (mutual fund) under the Internal Revenue Code. Net long-term capital gains, if any, also are declared and distributed in December.

     DISTRIBUTIONS. You may choose to receive dividends and capital gain distributions in cash or to reinvest them in additional shares. Please indicate your choice on your New Account Application or contact the Transfer Agent. If you request to have distributions mailed to you and the U.S. Postal Service cannot deliver your checks, or if your checks remain uncashed for six months, the Subadviser may reinvest your distributions at the then-current NAV. All subsequent distributions will then be reinvested until you provide the Subadviser with alternate instructions.

     DIVIDENDS. A portion of the Fund's dividends derived from certain U.S. government obligations may be exempt from state and local taxation. Gains (losses) attributable to foreign currency fluctuations are generally taxable as ordinary income and therefore will increase (decrease) dividend distributions. The Fund will send each shareholder a notice in January describing the tax status of dividends and capital gain distributions for the prior year.

     CAPITAL GAIN DISTRIBUTIONS. Long-term capital gains earned by the Fund on the sale of securities by the Portfolio and distributed to shareholders of the

Fund are federally taxable as long-term capital gains regardless of the length of time shareholders have held their shares. If a shareholder receives a long-term capital gain distribution on shares of the Fund and such shares are held six months or less and are sold at a loss, the portion of the loss equal to the amount of the long-term capital gain distribution will be considered a long-term loss for tax purposes.

     Short-term capital gains distributed by the Fund are taxable to shareholders as dividends not as capital gains. Distributions from short-term capital gains do not qualify for the dividends-received deduction.

     FOREIGN TAXES. Foreign governments may withhold taxes on dividends and interest paid with respect to foreign securities. Because the Fund does not currently anticipate that securities of foreign issuers will constitute more than 25% of the Portfolio's total assets at the end of its fiscal year, shareholders should not expect to claim a foreign tax credit or deduction on their federal income tax returns with respect to foreign taxes withheld.

     TAX STATUS OF THE FUND. The Trust files federal income tax returns for the Fund. The Fund is treated as a separate entity from the other funds of The Flex-funds Trust for federal income tax purposes.

     The Fund intends to qualify each year as a "regulated investment company" for tax purposes so that it will not be liable for federal tax on income and capital gains distributed to shareholders. In order to qualify as a "regulated investment company" and avoid being subject to federal income or excise taxes at the Fund level, the Fund intends to distribute substantially all of its net investment income (consisting of the income it earns from its investment in the Portfolio, less expenses) and net realized capital gains within each calendar year, as well as on a fiscal year basis. The Fund might deviate from this policy, and incur a tax liability, if this were necessary to fully protect shareholder values. The Trust qualified as a "regulated investment company" for each of the last sixteen fiscal years. The Fund intends to comply with other tax rules applicable to regulated investment companies.

     If the Portfolio purchases shares in certain foreign investment entities, defined as passive foreign investment companies (PFICs) in the Internal Revenue Code, it may be subject to U.S. federal income tax on a portion of any excess distribution or gain from the disposition of such shares. Interest charges may also be imposed on the Portfolio with respect to deferred taxes arising from such distributions or gains.

     The Fund is treated as a separate entity from the other funds of The Flex-funds Trust for tax purposes.

     OTHER TAX INFORMATION. The information above is only a summary of some of the tax consequences generally affecting the Fund and its shareholders, and no attempt has been made to discuss individual tax consequences. In addition to federal income taxes, shareholders may be subject to state and local taxes on Fund distributions. Investors should consult their tax advisers to determine whether the Fund is suitable to their particular tax situation.

                         INVESTMENT ADVISER AND MANAGER

     Meeder Asset Management, Inc. (the "Manager"), formerly known as R. Meeder & Associates, Inc., is the investment adviser and manager for, and has an Investment Advisory Contract with, the Portfolio.

     Pursuant to the Investment Advisory Contract with the Portfolio, the Manager, subject to the supervision of the Portfolio's Board of Trustees and in conformity with the stated objective and policies of the Fund, manages both the investment operations of the Fund and the composition of the Portfolio's portfolio, including the purchase, retention, disposition and loan of securities. In connection therewith, the Manager is obligated to keep certain books and records of the Portfolio. The Manager also administers the Fund's corporate affairs, and in connection therewith, furnishes the Fund with office facilities, together with those ordinary clerical and bookkeeping services which are not being furnished by Firstar Bank, N.A., the Portfolio's custodian and Mutual Funds Service Co., the Fund's transfer and disbursing agent The management services of the Manager are not exclusive under the terms of the Investment Advisory Agreement and the Manager is free to, and does, render management services for others.

     The Investment Advisory Contract for the Portfolio was separately approved by a vote of a majority of the Trustees, including a majority of those Trustees who are not "interested persons" (as defined in the Investment Company Act of 1940) of the Portfolio. The Investment Advisory Contract is to remain in force so long as renewal thereof is specifically approved at least annually by a majority of the Trustees or by vote of a majority of the interests in the Portfolio, and in either case by vote of a majority of the Trustees who are not "interested persons" (as defined in the Investment Company Act of 1940) at a meeting called for the purpose of voting on such renewal.

     The Investment Advisory Contract provides that the Manager will not be liable for any error of judgment or mistake of law or for any loss suffered by the Portfolio in connection with the matters to which the Investment Advisory Contract relates except for a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard of duty. The Investment Advisory Contract will terminate automatically if assigned and may be terminated without penalty at any time upon 60 days prior written notice by Majority Vote of the Portfolio, by the Trustees of the Portfolio, or by the Manager.

     Costs, expenses and liabilities of the Trust attributable to a particular fund are allocated to that fund. Costs, expenses and liabilities which are not readily attributable to a particular fund are allocated among all of the Trust's funds. Thus, each fund pays its proportionate share of: the fees of the Trust's independent auditors, legal counsel, custodian, transfer agent and accountants; insurance premiums; the fees and expenses of Trustees who do not receive compensation from Meeder Asset Management or Miller/Howard Investments, Inc.; association dues; the cost of printing and mailing confirmations, prospectuses proxies, proxy statements, notices and reports to existing shareholders; state registration fees; distribution expenses within the percentage limitations of each Class of Shares' distribution and service plan, including the cost of printing and mailing of prospectuses and other materials incident to soliciting new accounts; and other miscellaneous expenses.

     The expenses of the Portfolio include the compensation of the Trustees who are not affiliated with the Adviser or Subadviser; registration fees; membership dues allocable to the Portfolio; fees and expenses of independent accountants, legal counsel and any transfer agent or accountant of the Portfolio; insurance premiums and other miscellaneous expenses.

     Expenses of the Portfolio also include all fees under its Accounting and Administrative Service Agreement; the expenses connected with the execution, recording and settlement of security transactions; fees and expenses of the Portfolio's custodian for all services to the Portfolio, including safekeeping of funds and securities and maintaining required books and accounts; expenses of preparing and mailing reports to investors and to governmental offices and commissions; expenses of meetings of investors and Trustees; the advisory fees payable to the Manager under the Investment Advisory Contract and other miscellaneous expenses.

     The Board of Trustees of the Trust believes that the aggregate per share expenses of the Fund and the Portfolio will be less than or approximately equal to the expenses which the Fund would incur if it retained the services of an investment adviser and the assets of the Fund were invested directly in the type of securities being held by the Portfolio.

     The Manager earns an annual fee, payable in monthly installments as follows. The fee for the Portfolio is based upon the average net assets of the Portfolio and is at the rate of 1% of the first $50 million, 0.75% of the next $50 million and 0.60% in excess of $100 million of average net assets.

     For the year ended December 31, 1999, the Utilities Stock Portfolio paid total fees to the Manager of $149,369 ($126,301 in 1998; $88,486 in 1997).

     Meeder Asset Management, Inc. was incorporated in Ohio on February 1, 1974 and maintains its principal offices at 6000 Memorial Drive, Dublin, Ohio 43017. The Manager is a wholly-owned subsidiary of Meeder Financial, a holding company which is controlled by Robert S. Meeder, Sr. through ownership of common stock. Meeder Financial conducts business only through its six subsidiaries, which are the Manager; Mutual Funds Service Co., the Trust's transfer agent; Opportunities Management Co., a venture capital investor; Meeder Advisory Services, Inc., a registered investment adviser; OMCO, Inc., a registered commodity trading adviser and commodity pool operator; and Adviser Dealer Services, Inc., a broker-dealer.

     The Manager's officers and directors are as set forth as follows: Robert S. Meeder, Sr., Chairman and Sole Director; Philip A. Voelker, Senior Vice President and Chief Investment Officer; Donald F. Meeder, Vice President and Secretary; Robert S. Meeder, Jr., President; Thomas E. Line, Chief Operating Officer; Michael J. Sullivan, Vice President of Sales and Marketing, and Wesley
F. Hoag, Vice President and General Counsel. Mr. Robert S. Meeder, Sr. is President and a Trustee of the Trust and each Portfolio. Mr. Robert S. Meeder, Jr. and Philip A. Voelker each are a Trustee and officer of the Trust and each Portfolio. Each of Messrs. Donald F. Meeder, Wesley F. Hoag and Thomas E. Line is an officer of the Trust and each Portfolio.

     The Manager and Subadviser may use their resources to pay expenses associated with the sale of the Fund's shares. This may include payments to third parties such as banks or broker-dealers that provide shareholder support services or engage in the sale of the Fund's shares. However, the Fund does not pay the Manager any separate fees for this service.

                              INVESTMENT SUBADVISER

     Miller/Howard Investments, Inc., 141 Upper Byrdcliffe Road, P.O. Box 549, Woodstock, New York 12498, serves as the Portfolio's Subadviser. Lowell G. Miller controls the Subadviser through the ownership of voting common stock. Lowell G. Miller is a Trustee of the Trust, the Portfolio and the Meeder Advisor Funds, mutual funds whose corresponding portfolios are also advised by the Manager. The Investment Subadvisory Agreement provides that the Subadviser shall furnish investment advisory services in connection with the management of the Portfolio. In connection therewith, the Subadviser is obligated to keep certain books and records of the Portfolio. The Manager continues to have responsibility for all investment advisory services pursuant to the Investment Advisory Agreement and supervises the Subadviser's performance of such services. Under the Investment Subadvisory Agreement, the Manager, not the Portfolio, pays the Subadviser a fee, computed daily and payable monthly, computed at the rate of
 .00% of the first $10 million, .40% of the next $50 million, .30% of the next $40 million and .25% in excess of $100 million of the Portfolio's average net assets.

     The Investment Subadvisory Agreement provides that the Subadviser will not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of portfolio transactions for the Portfolio, except a loss resulting from misfeasance, bad faith, gross negligence or reckless disregard of duty. The Investment Subadvisory Agreement provides that it will terminate automatically if assigned, and that it may be terminated by the Manager without penalty to the Fund or the Portfolio by the Manager, the Trustees of the Portfolio or by the vote of a majority of the outstanding voting securities of the Portfolio upon not less than 30 days written notice. The Investment Subadvisory Agreement will continue in effect for a period of more than two years from the date of execution only so long as such continuance is specifically approved at least annually in conformity with the 1940 Act. The Investment Subadvisory Agreement was approved by the Board of Trustees of the Portfolio, including all of the Trustees who are not parties to the contract or "interested persons" of any such party, and by the shareholders of the Fund.

                                DISTRIBUTION PLAN

     Rule 12b-1 (the "Rule") under the Investment Company Act of 1940 (the "Act") describes the circumstances under which an investment company such as the Fund may, directly or indirectly, bear the expenses of distributing its shares. The Rule defines such distribution expenses to include the cost of any activity which is primarily intended to result in the sale of Fund shares.

     The Distribution Plan permits, among other things, payment for distribution in the form of commissions and fees, advertising the services of public relations consultants, and direct solicitation. possible recipients include securities brokers, attorneys, accountants, investment advisers, investment performance consultants, pension actuaries, and service organizations. Another class of recipients is banks. Currently, The Glass-Steagall Act and other applicable laws, among other things, prohibit banks from engaging in the business of underwriting, selling or distributing securities. Since the only function of banks who may be engaged as participating organizations, is to perform administrative and shareholder servicing functions, the Fund believes that such laws should not preclude banks from acting as participating organizations; however, future changes in either federal or state statutes or regulations relating to the permissible activities of banks and their subsidiaries or affiliates, as well as judicial or administrative decisions or interpretations of statutes or regulations, could prevent a bank from continuing to perform all or a part of its shareholder service activities. If a bank were prohibited from so acting, its shareholder customers would be permitted to remain Fund shareholders and alternative means for continuing the servicing of such shareholders would be sought. In such event, changes in the operation of the Fund might occur and a shareholder being serviced by such bank might no longer be able to avail himself, or itself, of any automatic investment or other services then being provided by the bank. It is not expected that shareholders would suffer any adverse financial consequences as a result of any of these occurrences. In addition, state securities laws on this issue may differ from the interpretations of federal law expressed herein and banks and financial institutions may be required to register as dealers pursuant to state law.

     The Fund may expend as much as, but not more than .25% of its average net assets annually pursuant to the Plan. A report of the amounts so expended by the Fund and the purpose of the expenditures must be made to and reviewed by the Board of Trustees at least quarterly. In addition, the Plan provides that it may not be amended to increase materially the costs which the Fund may bear for distribution pursuant to the Plan without shareholder approval of the Plan, and that other material amendments of the Plan must be approved by the Board of Trustees, and by the Trustees who are not "interested persons" of the Trust (as defined in the Act) and who have no direct or indirect financial interest in the operation of the Plan or in the related service agreements, by vote cast in person at a meeting called for the purpose of voting on the Plan.

     The Plan is terminable at any time by vote of a majority of the Trustees who are not "interested persons" and who have no direct or indirect financial interest in the operation of the Plan or in any of the related service agreements or by vote of a majority of the Fund's shares. Any service agreement terminates upon assignment and is terminable without penalty at any time by a vote of a majority of the Trustees who are not "interested persons" and who have no direct or indirect financial interest in the operation of the Plan or in the related service agreements, upon not more than 60 days written notice to the service organization, or by the vote of the holders of a majority of the Fund's shares, or, upon 15 days notice, by a party to a service agreement.

     The Plan was approved by the Trust's Board of Trustees who made a determination that there is a reasonable likelihood that the Plan will benefit the Fund. The Plan was approved by shareholders and it will continue in effect only if approved at least annually by the Board of Trustees. Although the objective of the Trust is to pay Consultants for a portion of the expenses they incur, and to provide them with some incentive to be of assistance to the Trust and its shareholders, no effort has been made to determine the actual expenses incurred by Consultants. If any Consultant's expenses are in excess of what the Trust pays, such excess will not be paid by the Trust. Conversely, if the Consultant's expenses are less than what the Trust pays, the Consultant is not obligated to refund the excess, and this excess could represent a profit for the Consultant.

     The Trust has entered into an agreement with Walter L. Ogle whereby Mr. Ogle is paid for his assistance in explaining and interpreting the Funds, their investment objectives and policies, and the Trust's retirement plans to clients. See "Compensation Table" for further information.

     Total payments made by the Fund to parties with service agreements for the year ended December 31, 1999 amounted to $20,336. In addition, expenditures were approved by the Board of Trustees in the amount of $3,557 for the printing and mailing of prospectuses, periodic reports and other sales materials to prospective investors; $3,398 for advertising; $3,938 for the services of public relations and marketing consultants; and $494 for the cost of special telephone service to encourage the sale of Fund shares. These total expenditures amounted to $31,723 for the year ended December 31, 1999.

                              TRUSTEES AND OFFICERS

     The Trust and the Portfolio are managed by their trustees and officers. Their names, positions and principal occupations during the past five years are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Except as otherwise shown, all persons named as Trustees also serve in similar capacities for all other mutual funds advised by the Manager, including The Flex-funds, Meeder Advisor Funds and the corresponding portfolios of The Flex funds and the Meeder

Advisor Funds (collectively, the "Fund Complex"). Unless otherwise noted, the business address of each Trustee and officer is 6000 Memorial Drive, Dublin, Ohio 43017, which is also the address of the Manager. Those Trustees who are "interested persons" (as defined in the Investment Company Act of 1940) by virtue of their affiliation with the Fund Complex, the Manager or the Subadviser are indicated by an asterisk (*).

NAME, ADDRESS AND AGE            POSITION HELD        PRINCIPAL OCCUPATION

ROBERT S. MEEDER, SR.*+, 71      Trustee/President    Chairman of Meeder Asset
                                                      Management, Inc., an
                                                      investment adviser;
                                                      Chairman and Director of
                                                      Mutual Funds Service Co.,
                                                      the Funds' transfer agent.

MILTON S. BARTHOLOMEW, 71        Trustee              Retired; formerly a
1424 Clubview Boulevard, S.                           practicing attorney in
Worthington, OH  43235                                Columbus, Ohio; member of
                                                      each Fund's Audit
                                                      Committee.

ROGER D. BLACKWELL, 59           Trustee              Professor of Marketing
Blackwell Associates, Inc.                            and Consumer Behavior,
3380 Tremont Road                                     The Ohio State University;
Columbus, OH  43221                                   President of Blackwell
                                                      Associates, Inc., a
                                                      strategic consulting firm.

ROBERT S. MEEDER, JR.*, 39       Trustee and          President of Meeder Asset
                                 Vice President       Management, Inc.

WALTER L. OGLE, 61               Trustee              Executive Vice President
400 Interstate North Parkway,                         of Aon Consulting, an
Suite 1630                                            employee benefits
Atlanta, GA  30339                                    consulting group.

CHARLES A. DONABEDIAN, 57        Trustee              President, Winston
Winston Financial, Inc.                               Financial, Inc., which
200 TechneCenter Drive, Suite 200                     provides a variety of
Milford, OH  45150                                    marketing and consulting
                                                      services to investment
                                                      management companies; CEO,
                                                      Winston Advisors, Inc., an
                                                      investment adviser.

JAMES W. DIDION, 69              Trustee              Retired; formerly
8781 Dunsinane Drive                                  Executive Vice President
Dublin, OH  43017                                     of Core Source, Inc., an
                                                      employee benefit and
                                                      Workers' Compensation
                                                      administration and
                                                      consulting firm
                                                      (1991-1997).

JACK W. NICKLAUS II, 39          Trustee              Designer, Nicklaus Design,
11780 U.S. Highway #1                                 a golf course design firm
North Palm Beach, FL 33408                            and division of Golden
                                                      Bear International, Inc.

PHILIP A. VOELKER*+, 46          Trustee and Vice     Senior Vice President and
                                 President            Chief Investment Officer
                                                      of Meeder Asset
                                                      Management, Inc.

DONALD F. MEEDER*+, 61           Secretary            Vice President of Meeder
                                                      Asset Management, Inc.;
                                                      Secretary of Mutual Funds
                                                      Service Co., the Funds'
                                                      transfer agent.

WESLEY F. HOAG*+, 43             Vice President       Vice President and General
                                                      Counsel of Meeder Asset
                                                      Management, Inc. and
                                                      Mutual Funds Service Co.
                                                      (since July 1993);
                                                      Attorney, Porter, Wright,
                                                      Morris & Arthur, a law
                                                      firm (October 1984 to June
                                                      1993).

THOMAS E. LINE*+, 32             Treasurer            President, Mutual Funds
                                                      Service Co., the
                                                      Portfolio's transfer
                                                      agent, and Chief Operating
                                                      Officer, Meeder Asset
                                                      Management, Inc., the
                                                      Portfolio's investment
                                                      adviser (since June 1998);
                                                      Vice President and
                                                      Treasurer, BISYS Fund
                                                      Services (December 1996 to
                                                      June 1998); Senior Manager
                                                      - Financial Services,
                                                      KPMG, LLP (Sept. 1989 to
                                                      December 1996).

BRUCE E. MCKIBBEN*+, 30          Assistant Treasurer  Manager/Fund Accounting
                                                      and Financial Reporting,
                                                      Mutual Funds Service Co.,
                                                      the Funds' transfer agent
                                                      (since April 1997);
                                                      Assistant Treasurer and
                                                      Manager/Fund Accounting,
                                                      The Ohio Company, a
                                                      broker-dealer (April 1991
                                                      to April 1997).

* Interested Person of the Trust (as defined in the Investment Company Act of
1940), The Flex-funds, Meeder Advisor Funds and each Portfolio.

+ P.O. Box 7177, 6000 Memorial Drive, Dublin, Ohio 43017.

     Robert S. Meeder, Sr. is Robert S. Meeder, Jr.'s father and Donald F. Meeder's uncle.

     The following table shows the compensation paid by the Portfolio and the Fund Complex as a whole to the Trustees of the Portfolios and the Fund Complex during the fiscal year ended December 31, 1999.

                               COMPENSATION TABLE

                                      Pension or                  Total
                                      Retirement                  Compensation
                                      Benefits                    from
                        Aggregate     Accrued as   Estimated      Registrant and
                        Compensation  Part of      Annual         Fund Complex
                        from the      Portfolio    Benefits Upon  Paid TO
TRUSTEE                 PORTFOLIO1    EXPENSE      RETIREMENT     TO TRUSTEE1, 2
-------                 ----------    -------      -------------  --------------

Robert S. Meeder, Sr.   None          None         None           None

Milton S. Bartholomew   $1,200        None         None           $16,734

Robert S. Meeder, Jr.   None          None         None           None

Walter L. Ogle          $1,088        None         None           $16,2343

Philip A. Voelker       None          None         None           None

Roger A. Blackwell      $869          None         None           $15,234

Charles A. Donabedian   $1,235        None         None           $17,734

James Didion            None          None         None           None

Jack W. Nicklaus II     $1,150        None         None           $15,984


1 Compensation figures include cash and amounts deferred at the election of certain non-interested Trustees. For the calendar year ended December 31, 1999, participating non-interested Trustees accrued deferred compensation from the funds as follows: Milton S. Bartholomew - $1,200, Roger A. Blackwell - $869, Charles A. Donabedian - $1,235, Jack W. Nicklaus II - $1,150, and Walter L. Ogle
- $583.

2 The Fund Complex consists of 19 investment companies.

3 The Trust has entered into an agreement with Walter L. Ogle whereby Mr. Ogle is paid for his assistance in explaining and interpreting the Funds, their investment objectives and policies, and the Trust's retirement plans to clients. Mr. Ogle's compensation figure includes $1,694 paid out by the Trust pursuant to this agreement.

     Each Trustee who is not an "interested person" is paid a meeting fee of $250 per meeting for each of the seven Portfolios. In addition, each such Trustee earns an annual fee, payable quarterly, based on the average net assets in each Portfolio based on the following schedule: Money Market Portfolio, 0.0005% of the amount of average net assets between $500 million and $1 billion; 0.0025% of the amount of average net assets exceeding $1 billion. For the other six Portfolios, each Trustee is paid a fee of 0.00375% of the amount of each Portfolio's average net assets exceeding $15 million. Members of the Audit and Strategic Planning Committees for The Flex-funds trust, Meeder Advisor Funds trust, and the Portfolios are paid $500 for each Committee meeting attended. Trustee fees for the Utilities Stock Portfolio totaled $8,682 for the year ended December 31, 1999 ($7,332 in 1998). All other officers and Trustees serve without compensation from any Portfolio.

     The Trustees and officers of the Fund and the Portfolio own, in the aggregate, less than 1% of the Fund's total outstanding shares.

     The Trust, the Portfolio, and the Manager have each adopted a Code of Ethics that permits personnel subject to the Code to invest in securities, including, under certain circumstances and subject to certain restrictions, securities that may be purchased or held by the Portfolio. However, each such Code restricts personal investing practices by directors and officers of the Manager and its affiliates, and employees of the Manager with access to information about the purchase or sale of Portfolio securities. The Code of Ethics for the Trust and the Portfolio also restricts personal investing practices of trustees of the Trust and the Portfolio who have knowledge about recent Portfolio trades. Among other provisions, each Code of Ethics requires that such directors and officers and employees with access to information about the purchase or sale of Portfolio securities obtain preclearance before executing personal trades. Each Code of Ethics prohibits acquisition of securities without preclearance in, among other events, an initial public offering or a limited offering, as well as profits derived from the purchase and sale of the same security within 60 calendar days. These provisions are designed to put the interests of Fund shareholders before the interest of people who manage the Portfolio in which the Fund invests.

                           FLEX-FUNDS RETIREMENT PLANS

     The Trust offers retirement plans which are described in the Prospectus. Minimum purchase requirements for retirement plan accounts are subject to the same requirements as regular accounts, except for an IRA, which has a $500 minimum purchase requirement. Information concerning contribution limitations for IRA accounts and Roth IRA accounts are described below.

INDIVIDUAL RETIREMENT ACCOUNTS (IRA):

     DEDUCTIBLE CONTRIBUTIONS

     All contributions (other than certain rollover contributions) must be made in cash and are subject to the following limitations:

     REGULAR. Contributions to an IRA (except for rollovers or employer contributions under a simplified employee pension) may not exceed the amount of compensation includible in gross income for the tax year or $2,000, whichever is less. If neither you nor your spouse is an active participant in an employer plan, you may make a contribution up to this limit and take a deduction for the entire amount contributed. If you or your spouse is an active participant and your adjusted gross income (AGI) is below a certain level you may also make a contribution and take a deduction for the entire amount contributed. However, if you or your spouse is an active participant and your AGI is above the specified level, the dollar limit of the deductible contribution you make to your IRA may be reduced or eliminated.

     Regular contributions are not allowed for the year in which you attain age 70-1/2 or for any year thereafter. You do not have to file an itemized federal tax return to take an IRA deduction. Deductions are not allowed for any contribution in excess of the deduction limit. Contributions for a year may be made during such year or by the tax return filing date for such year (not including extensions), if irrevocably designated for such year, in writing, when such contribution is made.

     If you and your spouse each receive compensation during the year and are otherwise eligible, each of you may establish your own IRA. The contribution limits apply separately to the compensation of each of you, without regard to the community property laws of your state, if any.

     SPOUSAL. You may make spousal IRA contributions for a year, if: 1) your spouse has "compensation" that is includible in gross income for such year; 2) you have less compensation than your spouse for such year; 3) you do not reach age 70-1/2 by the end of such year; and 4) you file a joint federal income tax return for such year.

     If you are the compensated (or higher compensated) spouse, your contribution must be made in accordance with the regular contribution rules above. If you are the noncompensated (or lower compensated) spouse, your contribution may not exceed the lesser of $2,000 or 100% of the combined compensation of you and your spouse, reduced by the amount of your spouse's IRA contribution.

     Contributions for your spouse must be made to a separate IRA established by your spouse as the depositor or grantor of his or her own IRA and your spouse becomes subject to all of the privileges, rules, and restrictions generally applicable to IRAs. This includes conditions of eligibility for distribution; penalties for premature distribution, excess accumulation (failure to take a required distribution) and prohibited transaction; designation of beneficiaries and distribution in the event of your spouse's death; income and estate tax treatment of withdrawals and distributions.

     ADJUSTED GROSS INCOME (AGI). If you are an active participant or are considered an active participant, the amount of your AGI for the year (if you and your spouse file a joint tax return, your combined AGI) will be used to determine if you can make a deductible IRA contribution. The instructions for your tax return will show you how to calculate your AGI for this purpose. If you are at or below a certain AGI level, called the Threshold Level, you can make a deductible contribution under the same rules as a person who is not an active participant. This AGI level may change each year. The instructions for your tax return will show you the AGI level in effect for that year.

     For example, if you are single, or treated as being single, your AGI Threshold Level is $32,000 in 1999. If you are married and file a joint tax return, your AGI Threshold Level is $52,000 in 1999. If you are not an active participant, but you file a joint tax return with your spouse who is an active participant, your AGI Threshold Level is $150,000. If you are married, file a separate tax return, and live with your spouse for any part of the year, your AGI Threshold Level is $0.

     If your AGI is less than $10,000* above your AGI Threshold Level, you will still be able to make a deductible contribution, but it will be limited in amount. The amount by which your AGI exceeds your AGI Threshold Level (AGI minus AGI Threshold Level) is called your Excess AGI. The Maximum Allowable Deduction is $2,000 per individual. You may determine your Deduction Limit by using the following formula:

         ($10,000* - EXCESS AGI )    Maximum Allowable    =  Deduction
          ---------------------    X     Deduction             Limit
                   $10,000*

     Round the result up to the next higher multiple of $10 (the next higher whole dollar amount that ends in zero). If the final result is below $200, but above zero, your Deduction Limit is $200. Your Deduction Limit cannot exceed 100% of your compensation.

     *For years after 2006, $20,000 if you are married, filing jointly.

     NONDEDUCTIBLE CONTRIBUTIONS

     Eligibility - Even if your deduction limit is less than $2,000, you may still contribute using the rules in the "Deductible Contributions" section above. The portion of your IRA contribution that is not deductible will be a nondeductible contribution. You may choose to make a nondeductible IRA contribution even if you could have deducted part or all of the contribution. Generally, interest or other earnings on your IRA contribution, whether from deductible or nondeductible contributions, will not be taxed until distributed from your IRA.

     Rollover Contributions - Individuals who receive certain lump-sum distributions from employer-sponsored retirement plans may make rollover contributions to an IRA and by doing so defer taxes on the distribution and shelter any investment earnings.

ROTH INDIVIDUAL RETIREMENT ACCOUNTS (ROTH IRA):

     CONTRIBUTIONS:

     All contributions must be made in cash and are subject to the following limitations:

     REGULAR. Contributions to a Roth IRA (except for rollovers) cannot exceed the amount of compensation includible in gross income for the tax year or $2,000, whichever is less. If our adjusted gross income (AGI) is below a certain level, you may contribute the maximum amount. However, if your AGI is above a specified level, the dollar limit of the contribution you make to your Roth IRA may be reduced or eliminated.

     If you are single, and your adjusted gross income (AGI) is $95,000 or less ($150,000 or less if married and filing jointly, or $0 or less if married and filing separately) you are eligible to contribute the full amount to a Roth IRA.

     Contributions to a Roth IRA are aggregated with Traditional IRA contributions for the purpose of the annual contribution limit. Therefore, you may contribute up to the lesser of $2,000 or 100% of earned income per year to a Traditional IRA and a Roth IRA combined.

     SPOUSAL. You may make spousal Roth IRA contributions for a year, if: 1) your spouse has "compensation" that is includible in gross income for such year;
2) you have less compensation than your spouse for such year; and 3) you file a joint federal income tax return for such year.

     If you are the higher compensated spouse, your contribution must be made in accordance with the regular contribution rules above. If you are the noncompensated (or lower compensated) spouse, your contribution may not exceed the lesser of $2,000 or 100% of the combined compensation of you and your spouse, reduced by the amount of your spouse's Roth IRA contribution.

     Contributions for your spouse must be made to a separate Roth IRA established by your spouse as the depositor or grantor of his or her own Roth IRA and your spouse becomes subject to all of the privileges, rules, and restrictions generally applicable to Roth IRAs. This includes conditions of eligibility for distribution; designation of beneficiaries and distribution in the event of your spouse's death; tax treatment of withdrawals and distributions. This form may be used to establish such Roth IRA.

     NO MAXIMUM AGE LIMIT. There is no maximum age limit for making a Roth IRA contribution. Attainment of age 70 1/2 does not prevent you from contributing to a Roth IRA.

     APRIL 15 FUNDING DEADLINE. Contributions to a Roth IRA for the previous tax year must be made by the tax-filing deadline (not including extensions) for filing your federal income tax return. If you are a calendar-year taxpayer, your deadline is usually April 15. If April 15 falls on a Saturday, Sunday, or legal holiday, the deadline is the following business day.

     LOWER CONTRIBUTION LIMITS. To determine the maximum contribution to a Roth IRA if your AGI is between $95,000 and $110,000 (between $150,000 and $160,000 if married, filing jointly or between $0 and $10,000 if married, filing separately), the following steps must be taken:

     (a) Subtract your AGI from $110,000 ($160,000 if married, filing jointly; $10,000 if married, filing separately).

     (b)  Multiply the result in Step `a' by .1333 (.20 if married).

     (c) If the result in Step `b' is not a multiple of $10, round up to the next multiple of $10.

     (d) The result in Step `c' is your allowable contribution limit. If it is more than $0, but less that $200, your allowable contribution limit is $200.

     INDIVIDUALS NOT ELIGIBLE TO MAKE CONTRIBUTIONS. If you are a single taxpayer and your AGI is $110,000 or above ($160,000 or above if married and filing jointly, or $10,000 or above if married and filing separately), you are not permitted to make a Roth IRA contribution for the year. For this purpose, a deductible Traditional IRA contribution is not allowed as a deduction in computing AGI, and any amount of a rollover-conversion from a Traditional IRA to a Roth IRA is not taken into account. Whether an individual, or his spouse, is an active participant in an employer retirement plan is irrelevant for determining whether he may make a Roth contribution.

     EXCESS ROTH CONTRIBUTIONS. Excess contributions to a Roth IRA are subject to a 6% penalty tax unless removed (along with attributable earnings) by your tax-filing deadline (plus extensions). An excess contribution could occur for many reasons including, for example, if you contribute more than $2,000 or 100% of earned income, or if you are not permitted to make a Roth contribution because your AGI is too high.

     CONVERSION OF TRADITIONAL CONTRIBUTIONS TO ROTH CONTRIBUTIONS. Generally, if you make a contribution to a Traditional IRA, you may transfer the contribution plus attributable earnings to a Roth IRA by your tax-filing deadline (not including extensions). The transferred contribution amount is not taxable if no deduction was allowed for the contribution. Such a contribution is treated as a Roth IRA contribution.

     ROLLING OVER/CONVERTING TRADITIONAL IRAS TO ROTH IRAS

     You are allowed to roll over, transfer, or "convert" your Traditional IRAs to Roth IRAs beginning in 1998. Regardless of whether a Traditional IRA is rolled over/converted to a Roth IRA in 1998 or afterwards, the rollover/conversion amount is subject to federal income taxation (but no 10% penalty tax).

     $100,000 AGI LIMIT FOR ROLLOVER. If you are a single taxpayer, or a married individual who files jointly, you may roll over, transfer, or convert your Traditional IRAs to Roth IRAs if your AGI is $100,000 or less. If you are a single taxpayer (or a married individual who files jointly) with AGI of more than $100,000 you may not roll over, transfer, or convert your Traditional IRAs to Roth IRAs. Also, if you are a taxpayer who is married, but files separately, you may not roll over, transfer, or convert your Traditional IRAs to Roth IRAs regardless of AGI.

     ROLLOVER/CONVERSION AFTER 1998. If you roll over a Traditional IRA distribution received after 1998, to a Roth IRA the taxable portion of the Traditional IRA distribution is included in your income for the year in which the Traditional IRA distribution is received, but the amount is not subject to the IRS 10% early distribution penalty. No special tax treatments apply.

              CONTRACTS WITH COMPANIES AFFILIATED WITH THE MANAGER

     Mutual Funds Service Co., 6000 Memorial Drive, Dublin, Ohio 43017, a wholly owned subsidiary of Meeder Financial and a sister company of Meeder Asset Management, Inc., provides accounting, administrative, stock transfer, dividend disbursing, and shareholder services to the Fund and the Portfolio. The minimum annual fee for accounting services for the Portfolio is $7,500. Subject to the applicable minimum fee, the Portfolio's annual fee, payable monthly, is computed at the rate of 0.15% of the first $10 million, 0.10% of the next $20 million, 0.02% of the next $50 million and 0.01% in excess of $80 million of the Portfolio's average net assets. Subject to a $4,000 annual minimum fee, each class of shares of the Fund will incur an annual fee, payable monthly, which will be the greater of $15 per shareholder account or 0.12% of the Fund's average net assets, payable monthly, for stock transfer and dividend disbursing services.

     Mutual Funds Service Co. also serves as Administrator to the Fund. Services provided to the Fund include coordinating and monitoring any third party services to the Fund; providing the necessary personnel to perform administrative functions for the Fund; assisting in the preparation, filing and distribution of proxy materials, periodic reports to Trustees and shareholders, registration statements and other necessary documents. The Fund incurs an annual fee, payable monthly, of .05% of the Fund's average net assets. These fees are reviewable annually by the Trustees of the Trust and the Portfolio.

     For the year ended December 31, 1999, total payments to Mutual Funds Service Co. by the Fund and the Portfolio amounted to $36,940.

     The general counsel for the Manager was primarily responsible for preparing and filing with the Securities and Exchange Commission (i) a post-effective amendment to the registration statement for the Trust to add the Fund as an additional series of the Trust and (ii) the registration statement for the Portfolio. Charges in the amounts of $12,000 and $5,000 for such legal services rendered by the Manager on behalf of the Fund and the Portfolio, respectively, will be paid and amortized by the Portfolio and the Fund as organization expenses over a period not exceeding 60 months.

                             ADDITIONAL INFORMATION

     CUSTODIAN. Firstar, N.A., 425 Walnut Street, Cincinnati, OH 45202, is custodian of the assets of the Portfolio. The custodian is responsible for the safekeeping of the Portfolio's assets and the appointment of subcustodian banks and clearing agencies. The custodian takes no part in determining the investment policies of the Portfolio or in deciding which securities are purchased or sold by the Portfolio. The Portfolio may, however, invest in obligations of the custodian and may purchase or sell securities from or to the custodian.

     AUDITORS. KPMG LLP, Two Nationwide Plaza, Columbus, Ohio 43215, serves as the trust's independent auditors. The auditors audit financial statements for the Fund and provide other assurance, tax, and related services.

                     PRINCIPAL HOLDERS OF OUTSTANDING SHARES

     As of March 31, 2000, the following persons owned 5% or more of the Fund's outstanding shares of beneficial interest:

Name and Address                    Amount of Record          Percent
OF BENEFICIAL OWNER                 AND BENEFICIALLY          OF FUND
-------------------                 ----------------          -------

*Charles Schwab Co., Inc.           270,683.1220              41.04%
Special Custody Acct. for the
Exclusive Benefit of Customers
Attn:  Mutual Funds 8th Floor
101 Montgomery Street
San Francisco, CA  94104

* Indicates control person. Control means beneficial ownership of more than 25% of the shares of the Fund. Because of this control, a control person could prevent a change in the investment adviser or subadviser of the Portfolio that is favored by other shareholders. A control person could also cause a change in the investment adviser or subadviser of the Portfolio that is opposed by other shareholders.

     To the knowledge of the Trust, the shareholder listed above owns shares for investment purposes and have no known intention of exercising any control of the Fund.

                              FINANCIAL STATEMENTS

     The financial statements and independent accountants' report required to be included in this Statement of Additional Information are incorporated herein by reference to the Trust's Annual Report to Shareholders for the fiscal year ended December 31, 1999. The Fund will provide the Annual Report without charge at written request or request by telephone.

                                     PART C

                               OTHER INFORMATION

Item 24. EXHIBITS

     (a). Declaration of Trust (effective December 30, 1991) -- filed as an exhibit to Registrant's Post-Effective Amendment No. 18 on January 16, 1992, which exhibit is incorporated herein by reference.

     (b) By-laws of the Trust -- filed as an exhibit to Registrant's Post-Effective Amendment No. 18 on January 16, 1992, which exhibit is incorporated herein by reference.

     (c)  Not Applicable.

     (d)  Not Applicable.

     (e)  Not Applicable.

     (f) Deferred Compensation Plan for Independent Trustees - filed as an exhibit to Registrant's Eighth Post-Effective Amendment to the Registration Statement on Form N-1A filed with the Commission on March 1, 1999, which exhibit is incorporated herein by reference.

     (g) Custodian Agreement -- filed as an exhibit to Registrant's Post-Effective Amendment No. 16 on April 9, 1991, which exhibit is incorporated by reference herein.

     (h) Administration Services Agreement between the Fund and Mutual Funds Service Co. -- filed as an exhibit to Registrant's Post-Effective Amendment No. 31 on or about February 28, 1995, which exhibit is incorporated by reference herein.

     (i) Opinion and Consent of Counsel -- filed as an exhibit to Registrant's initial Registration Statement on Form N-1A filed with the Commission on or about July 20, 1982, which exhibit is incorporated herein by reference.

     (j) Consent of KPMG Peat Marwick LLP, Independent Auditors, is filed herewith.

     (k)  Not Applicable.

     (l) Agreements etc. for initial capital, etc. -- reference is made to Part II, Item 1(b)(13) of Registrant's First Pre-effective Amendment to the Registration Statement on Form N-1 filed with the Commission on or about July 20, 1982, and is incorporated herein by reference.

     (m) The 12b-1 Service Plan for the Fund was filed as an exhibit to the Registrant's 29th Post-Effective Amendment to Form N-1A filed with the Commission on January 12, 1995 and is incorporated herein by reference.

     (n)  Not Applicable.

     (o)  Not Applicable.

     (p) (1) Code of Ethics of each Portfolio and the Registrant is filed herewith.

          (2) Code of Ethics of Meeder Financial and Meeder Asset Management, Inc. is filed herewith.

     (q) Powers of Attorney of Trustees of Registrant and the Utilities Stock Portfolio are incorporated herein by reference.

Item 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.

          None.

Item 25. INDEMNIFICATION

          Reference is made to Section 5.3 of the Declaration of Trust filed as an original exhibit to the Registrant's Post-Effective Amendment No. 18 on January 16, 1992. As provided therein, the Trust is required to indemnify its officers and trustees against claims and liability arising in connection with the affairs of the Trust, except liability arising from breach of trust, bad faith, willful misfeasance, gross negligence or reckless disregard of duties. The Trust is obligated to undertake the defense of any action brought against any officer, trustee or shareholder, and to pay the expenses thereof if he acted in good faith and in a manner he reasonably believed to in or not opposed to the best interest of the Trust, and with respect to any criminal action had no reasonable cause to believe his conduct was unlawful. Other conditions are applicable to the right of indemnification as set forth in the Declaration of Trust. In applying these provisions, the Trust will comply with the provisions of Investment Company Act.

Item 26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER.

          Not applicable.

Item 27. PRINCIPAL UNDERWRITERS.

          Not applicable.

Item 28. LOCATION OF ACCOUNTS AND RECORDS.

          Registrant's Declaration of Trust, By-laws, and Minutes of Trustees' and Shareholders' Meetings, and contracts and like documents are in the physical possession of Signature Financial Group, Inc., the Registrant's sub-administrator, at 6 St. James Avenue, Boston, Massachusetts 02116 or Mutual Funds Service Co., or Meeder Asset Management, Inc., at 6000 Memorial Drive, Dublin, Ohio 43017. Certain custodial records are in the custody of Firstar, N.A., the Fund's custodian, at 425 Walnut Street, Cincinnati, Ohio 45202. All other records are kept in the custody of Meeder Asset Management, Inc. and Mutual Funds Service Co., 6000 Memorial Drive, Dublin, OH 43017.

Item 29. MANAGEMENT SERVICES.

          None.

Item 30. UNDERTAKINGS.

          The Registrant undertakes to call a meeting of shareholders for the purpose of voting upon the question of removal of one or more directors, if requested to do so by the holders of at least 10% of the Registrant's outstanding shares, and will assist communications among shareholders as set forth within Section 16(c) of the 1940 Act.

          Registrant undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders, upon request and without charge.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act and the Investment Company Act, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under Rule 485(b) under the Securities Act and has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Dublin, and the State of Ohio on the 1st day of May, 2000.

                                             THE FLEX-FUNDS

                                         BY: /s/ Wesley F. Hoag
                                             --------------------------
                                             Wesley F. Hoag, Vice President

     Pursuant to the requirements of the Securities Act, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Date Signed:  May 1, 2000                    /s/ Wesley F. Hoag
                                             --------------------------
                                             Wesley F. Hoag, Vice President


                         As Attorney-in-Fact pursuant to
                           Special Powers of Attorney,
                for Robert S. Meeder, Sr., Milton S. Bartholomew,
           Roger D Blackwell, Charles A. Donabedian, James W. Didion,
Robert S. Meeder, Jr., Jack W. Nicklaus II, Walter L. Ogle and Philip A. Voelker
                           Trustees of The Flex-funds


                                             /s/ Wesley F. Hoag
                                             -------------------------------
Date Signed:  May 1, 2000                    Wesley F. Hoag, Attorney-in-Fact

                                   SIGNATURES

     Utilities Stock Portfolio (the "Portfolio") has duly caused this Post-Effective Amendment to the Registration on Form N-1A of The Flex-funds (File No. 33-88420) to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Dublin and State of Ohio on the 1st day of May, 2000.

                                                UTILITIES STOCK PORTFOLIO

                                            By: /s/ Wesley F. Hoag
                                                -----------------------------
                                                Wesley F. Hoag, Vice President

     This Post-Effective Amendment to the Registration Statement on Form N-1A of The Flex-funds (File No. 2-85378) has been signed below by the following persons in the capacities with respect to the Portfolio indicated on May 1, 2000.


     SIGNATURE                                       TITLE

ROBERT S. MEEDER, SR.*                      President and Trustee
-----------------------------
Robert S. Meeder, Sr.

MILTON S. BARTHOLOMEW*                      Trustee
-----------------------------
Milton S. Bartholomew

ROGER D. BLACKWELL*                         Trustee
-----------------------------
Roger D. Blackwell

JAMES W DIDION*                             Trustee
-----------------------------
James W. Didion

CHARLES A. DONABEDIAN*                      Trustee
-----------------------------
Charles A. Donabedian

/s/ THOMAS E. LINE                          Principal Financial Officer and
-----------------------------               Principal Accounting Officer
Thomas E. Line

ROBERT S. MEEDER, JR.*                      Vice President and Trustee
-----------------------------
Robert S. Meeder, Jr.

JACK W. NICKLAUS II*                        Trustee
-----------------------------
Jack W. Nicklaus II

WALTER L. OGLE*                             Trustee
-----------------------------
Walter L. Ogle

PHILIP A. VOELKER*                          Vice President and Trustee
-----------------------------
Philip A. Voelker

*By: /s/ Wesley F. Hoag
     ------------------------
      Wesley F. Hoag
       Executed by Wesley F. Hoag on behalf
       of those indicated pursuant to Powers of Attorney